AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 2005
-------------------------------------------------------------------------------

                              FILE NOS. 333-100935
                                    811-21250

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 2

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 7

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                               100 Motor Parkway
                                   Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
        (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
           (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

                             JOHN BUCHANAN, ESQUIRE
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                                   SUITE J5B
                              NORTHBROOK, IL 60062

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
(CHECK APPROPRIATE BOX)

        / /immediately upon filing pursuant to paragraph (b) of Rule 485 /x/on April 30, 2005, pursuant to paragraph (b) of Rule 485
        / /60 days after filing pursuant to paragraph (a)(1) of Rule 485 / /on (date) pursuant to paragraph (a)(1) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

            CONSULTANT PROTECTOR VARIABLE UNIVERSAL LIFE PROSPECTUS



          Flexible Premium Variable Universal Life Insurance Policies



                                   Issued by:

                  Allstate Life Insurance Company of New York



                               In connection with:

           Allstate Life of New York Variable Life Separate Account A



                                 Street Address:

                               2940 S. 84th Street

                             Lincoln, NE 68506-4142



                                Mailing Address:

                                 P.O. Box 82656

                             Lincoln, NE 68501-2656



                        Telephone Number: 1-800-865-5237



This Prospectus describes information you should know before you purchase the Consultant Protector Flexible Premium Variable Universal Life Insurance Policy.
 Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



The date of this Prospectus is April 30, 2005.


                                  1 PROSPECTUS

TABLE OF CONTENTS
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                                 PAGE

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SUMMARY
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  Description of the Policy and Policy Benefits                               3
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  Risks of the Policy                                                         5
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  The Portfolios And Associated Risks                                         6
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FEE TABLES
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  Transaction Fees                                                            7
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  Periodic Charges Other Than Portfolio Operating Expenses                    8
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  Optional Benefit Charges                                                    9
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  Portfolio Annual Expenses (As a percentage of Portfolio Average Daily Net
  Assets)                                                                     10
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PURCHASE OF POLICY AND PREMIUMS
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  Application for a Policy                                                    10
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  Premium Payments                                                            10
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  Premium Limits                                                              11
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  Safety Net Premium                                                          11
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  Modified Endowment Contracts                                                11
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  Allocation of Premiums                                                      11
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POLICY VALUE
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  General                                                                     12
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  Accumulation Units                                                          12
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  Accumulation Unit Value                                                     12
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  Postponement of Payments                                                    12
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TRANSFERS
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  General                                                                     13
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  Transfers Authorized by Telephone                                           13
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  Dollar Cost Averaging                                                       13
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  Portfolio Rebalancing                                                       14
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  Market Timing and Excessive Trading                                         14
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  Trading Limitations                                                         15
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INVESTMENT AND FIXED ACCOUNT OPTIONS
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  The Sub-Accounts and the Portfolios                                         15
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  Voting Rights                                                               19
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  Additions, Deletions and Substitutions of Securities                        20
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  The Fixed Account                                                           20
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DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
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  Death Benefits                                                              20
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  Death Benefit Options                                                       20
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  Change to Death Benefit Option                                              21
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  Change to Face Amount                                                       21
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  Optional Insurance Benefits                                                 22
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POLICY LOANS
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  General                                                                     23
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  Loan Interest                                                               23
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  Loan Repayment                                                              23
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                                 PAGE

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  Pre-Existing Loan                                                           23
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  Effect on Policy Value                                                      24
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SURRENDERS AND WITHDRAWALS
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  Surrenders                                                                  24
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  Partial Withdrawal                                                          24
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SETTLEMENT OPTIONS                                                            24
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MATURITY                                                                      25
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LAPSE AND REINSTATEMENT
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  Lapse and Grace Period                                                      25
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  Reinstatement                                                               25
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CANCELLATION AND CONVERSION RIGHTS
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  Free-Look Period                                                            26
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  Conversion                                                                  26
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CHARGES AND DEDUCTIONS
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  Premium Expense Charge                                                      26
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  Monthly Deduction                                                           26
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  Policy Fee                                                                  26
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  Administrative Expense Charge                                               26
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  Mortality and Expense Risk Charge                                           26
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  Cost of Insurance Charge                                                    27
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  Rider Charges                                                               28
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  Separate Account Income Taxes                                               28
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  Portfolio Charges                                                           28
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  Surrender Charge                                                            28
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  Transfer Fee                                                                29
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GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------
  Beneficiaries                                                               29
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  Assignment                                                                  29
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  Dividends                                                                   30
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ABOUT US
--------------------------------------------------------------------------------
  Allstate Life Insurance Company of New York                                 30
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  The Separate Account                                                        30
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FEDERAL TAXES
--------------------------------------------------------------------------------
  Introduction                                                                30
--------------------------------------------------------------------------------
  Taxation of the Company and the Separate Account                            30
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  Taxation of Policy Benefits                                                 30
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  Modified Endowment Contracts                                                31
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  Diversification Requirements                                                32
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  Ownership Treatment                                                         32
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DISTRIBUTION                                                                  32
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LEGAL PROCEEDINGS                                                             32
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LEGAL MATTERS                                                                 32
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FINANCIAL STATEMENTS                                                          32
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GLOSSARY OF SPECIAL TERMS                                                     33
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                                  2 PROSPECTUS

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 33 of this prospectus.


SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Subaccounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums.
 You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 10 and "Federal Taxes" beginning on page 30.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 31.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

We agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 11.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 25.

4. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 27. For additional discussion of your Policy Value, please see "Policy Value" on page 12.

5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Portfolios" on page 15 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 5 and "Transfers - Excessive Trading Limits" on pages 14-15.

6. HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?


                                  3 PROSPECTUS

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
26. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 11.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in "Premiums - Allocation of Premiums" on page 11.
 Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7. MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-865-5237. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 13.

8. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 23 and "Death Benefits and Optional Insurance Benefits" on page 20.

9. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 21. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 30.

11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 28.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 24.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the


                                  4 PROSPECTUS

Policy" on page 5 and "Federal Taxes - Taxation of Policy Benefits" on page 30.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. For more detail, see "Policy Loans" on page 23.

13. CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion. In addition, if at any time we make a material change to the investment policy of the separate account, you may exchange your Policy. We will notify you in writing of any such change and your exchange rights and you will have 60 days thereafter to execute a plan exchange.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 10 days after you receive it. We refund the Premium paid. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 26.

RISKS OF THE POLICY

1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose.
 Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy.
 For more detail, please see "The Portfolios and Associated Risks" on page 6 and "Investment and Fixed Account Options" on page 15. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 25. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 30.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis.
 Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 30.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 24. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 30.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?


We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers


                                  5 PROSPECTUS
that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 14 and "Trading Limitations" on page 15.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?


You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions- Surrender Charge" on page 28. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 30.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?


Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes
- Modified Endowment Contracts" on page 31.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.


Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 30.

THE PORTFOLIOS AND ASSOCIATED RISKS

1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the accompanying Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Portfolios" on page 15.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Portfolios" on page 15.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                  6 PROSPECTUS

FEE TABLES
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES
          Charge             When Charge is Deducted       Amount Deducted
          ------             -----------------------       ---------------
Premium Expense Charge       When you pay a Premium.   5.25% of the Premium
                                                        amount.

Surrender Charge (per $1000  When you surrender your
 of Face Amount)(1)           Policy during the first
                                14 Policy Years.

                                                       Minimum: $4.70 per
                                                        $1000.
 Minimum and Maximum                                   Maximum: $46.90 per
 Initial Surrender Charge:                              $1000

 Initial Surrender Charge                              $27.36 per $1000.
 for 45 year-old male
 non-smoker, $120,000 Face
 Amount

Transfer Fee (2)             Second and each           $10.00 maximum; $0
                              subsequent transfer in    current
                              each calendar month.

Partial Withdrawal Service   When you make a           $10.00 per withdrawal
 Fee                          withdrawal.

Loan Interest Rate (3)       When you have a Policy    Interest Rate on
                              Loan.                     Preferred Loans 4%
                                                       Interest Rate on
                                                        Standard Loans 5%


(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) Currently, we are waiving this fee.


(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 23.


                                  7 PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES.
 EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
           Charge                  When Charge is          Amount Deducted
           ------                  ---Deducted---          ---------------
                                      --------
Minimum and Maximum COI                                Guaranteed:
 Charge(1):                                             Minimum:  $0.06 per
                                                        $1000.
                                                        Maximum: $83.33 per
                                                        $1000.
                                    Current:
                                                        Minimum:  $0.01 per
                                                        $1000.
                                                        Maximum: $33.68 per
                                                        $1000


Minimum & Maximum COI Charge                           Guaranteed:
 for a 45-year old Male                                 Minimum:  $0.29 per
 Non-Smoker, $120,000 Face                              $1000.
 Amount                                                 Maximum:  $83.33 per
                                                        $1000.
                                    Current:
                                                        Minimum:  $0.23 per
                                                        $1000.
                                                        Maximum: $22.06 per
                                                        $1000.

Administrative Expense Charge  Monthly                 Annual Rate for Policy
 (per $1000 Initial Face                                Years 1-20: 0.35 per
 Amount)(2)                                             $1000.
                                                       Annual Rate for Policy
                                                        Years 21+: 0.20 per
                                                        $1000

Policy Fee                     Monthly                 Policy Year 1: $16.50
                                                       Policy Years 2+:
                                                        Guaranteed:  $10.00
                                                        Current:   $ 6.25

Mortality and Expense Risk     Monthly                 Annual Rate for Policy
 Charge (as a percentage of                             Years 1-14: 0.55%.
 total monthly Sub-Account                             Annual Rate for Policy
 Value)(3)                                              Years 15+: 0.15%.

..

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 25.
   The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)
   The monthly Administrative Expense Charge is $0.03 per $1,000 of Face Amount for the first 20 Policy Years, and $0.02 per $1,000 of Face Amount thereafter.

(3)The monthly mortality and expense risk charge is 0.046% for the first 14 Policy Years and 0.012% thereafter. We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge i,f in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.











                            OPTIONAL BENEFIT CHARGES


                                  8 PROSPECTUS

Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below.
 The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 22 below:

           Optional Benefit                  When Charge is          Amount Deducted
           ----------------                  ---Deducted---          ---------------
                                                --------
CHILDREN'S LEVEL TERM RIDER (per $1,000         Monthly          $0.53 per unit
 unit of coverage)

ACCIDENTAL DEATH BENEFIT RIDER (per             Monthly          Minimum COI:  $0.08 per
 $1,000 of benefit amount) (1)                                    $1,000
                                                                 Maximum COI:  $0.13 per
Minimum and Maximum COI Charge:                                   $1,000

Minimum and Maximum COI Charge for a
 45-year old male Non-Smoker, $120,000                           Mininum COI: $0.07 per
                                                                          $1,000
                                                                 Maximum COI: $0.13 per
                                                                          $1,000

CONTINUATION OF PREMIUM RIDER (per $100         Monthly          Minimum COI:  $0.23 per
 of benefit amount)(2)                                            $100
Minimum and Maximum COI Charge:                                  Maximum COI:  $1.54 per
                                                                            $100
Minimum and Maximum COI Charge for a
 45-year old male Non-Smoker, $120,000
                                                                 Minimum COI: $0.53 per
                                                                            $100
                                                                 Maximum COI: $0.53 per
                                                                            $100

ADDITIONAL INSURED RIDER (per $1000 of          Monthly          Guaranteed:
 benefit amount)(3)                                              Minimum COI:  $0.06 per
Minimum and Maximum COI Charge:                                   $1,000
                                                                 Maximum COI:  $83.33
                                                                      per $1,000
                                                                        Current:
                                                                 Minimum COI:  $0.01 per
Minimum and MaximumCOI Charge for a                               $1,000
 45-year old male Non-Smoker, $120,000                           Maximum COI:  $33.68
                                                                      per $1,000

                                                                     Guaranteed:
                                                                 Minimum COI:  $0.06 per
                                                                          $1,000
                                                                 Maximum COI:  $83.33
                                                                      per $1,000
                                                                        Current:
                                                                 Minimum COI: $0.23 per
                                                                          $1,000
                                                                 Maximum COI: $22.06 per
                                                                          $1,000

PRIMARY INSURED TERM INSURANCE BENEFIT          Monthly          Guaranteed:
 RIDER (per $1000 of benefit amount)(4)                          Minimum COI:  $0.06 per
Minimum and Maximum COI Charge:                                   $1,000
                                                                 Maximum COI:  $83.33
                                                                      per $1,000
                                                                        Current:
                                                                 Minimum COI:  $0.02 per
Minimum and Maximum COI Charge for a                              $1,000
 45-year old male Non-Smoker, $120,000                           Maximum COI:  $25.26
                                                                      per $1,000

                                                                     Guaranteed:
                                                                 Minimum COI:  $0.06 per
                                                                          $1,000
                                                                 Maximum COI:  $83.33
                                                                      per $1,000
                                                                        Current:
                                                                 Minimum COI: $0.06 per
                                                                          $1,000
                                                                 Maximum COI: $17.03 per
                                                                          $1,000

ACCELERATED DEATH BENEFIT RIDER (5)               N/A            N/A


(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.


                                  9 PROSPECTUS

(5) There is no additional cost for this Rider. The Accelerated Death Benefit Rider may be added to your Policy at any time.

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERGE DAILY NET ASSETS)

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.


                   PORTFOLIO TOTAL ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses/(1)/ (expenses that
are deducted from
Portfolio assets, which may include
management fees, distribution
and/or
services (12b-1) fees,              0.10%                         5.00%
and other expenses)
----------------------------------------------------------------------------------




(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2004.






PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------




APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us.
 Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.


PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 29. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your


                                  10 PROSPECTUS

Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.
 Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.


PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code.
 Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contract" at page 30 below for more information.


SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday.


Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due.
 For additional discussion of lapse, please see "Lapse and Reinstatement" on page 25. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.


If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 25.


MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy becoming a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy also is deemed a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.


ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your


                                  11 PROSPECTUS
subsequent Net Premiums in those percentages, until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

Usually, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.


We are required to return your Premium if you cancel your Policy during the "free-look" period. Currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 26.


POLICY VALUE
--------------------------------------------------------------------------------




GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.


ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.


ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period.

Please refer to the Prospectuses for the Portfolios that accompany this Prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.


POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii)


                                  12 PROSPECTUS
at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 10 days, we add interest at our current rate from the time you asked for the Surrender Value.


TRANSFERS
--------------------------------------------------------------------------------



GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future.
 In the future, we may charge you the transfer fee described on page 29, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit.
 We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE and we are open for business. See "Policy Value" on page 12. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
 (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts.
 In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.


TRANSFERS AUTHORIZED BY TELEPHONE.  You may make transfers by telephone.
 Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to eight options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your


                                  13 PROSPECTUS
request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 13 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account.
 You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.


PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than eight (8) Sub-Accounts, or seven (7) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus.
 Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one period after the Issue Date. Otherwise, your first rebalancing occurs one period after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.


MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover,


                                  14 PROSPECTUS
imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Policy year, or to refuse any transfer request, if:

..    we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable
     Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

..    we are  informed  by one or more of the  Portfolios  that  they  intend  to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..    the total dollar amount being transferred, both in the aggregate and in the transfer request;

..    the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..    whether  your  transfers  follow a pattern  that  appears  designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities;

..    whether the manager of the  underlying  Portfolio  has  indicated  that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..    the  investment   objectives  and/or  size  of  the  Variable   Sub-Account
     underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will restrict that Policy Owner from making future additions or transfers into the impacted Variable Sub-Account(s). If we determine that a Policy Owner has engaged in a pattern of market timing or excessive trading activity involving multiple Variable Sub-Accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------


THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio


                                  15 PROSPECTUS
is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio.
 Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.


Portfolio               Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (1)
-------------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund -
 Series I
-------------------------------------------------------A I M ADVISORS, INC.
AIM V.I. Dent           Long-term growth of capital
 Demographic Trends
 Fund - Series I (8)
-------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series
 I
-------------------------------------------------------------------------------
AIM V.I. Premier        Long-term growth of capital
 Equity Fund - Series    with income as a secondary
 I                       objective
-------------------------------------------------------
THE ALGER AMERICAN FUND
-------------------------------------------------------------------------------
Alger American Growth   Long-term capital
 Portfolio - Class O     appreciation
-------------------------------------------------------FRED ALGER MANAGEMENT,
Alger American          Long-term capital              INC.
 Leveraged AllCap        appreciation
 Portfolio - Class O
-------------------------------------------------------
Alger American MidCap   Long-term capital
 Growth Portfolio -      appreciation
 Class O
-------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP Asset      To obtain high total return
 Manager(SM) Portfolio   with reduced risk over the
 - Initial Class         long term by allocating its
                         assets among stocks, bonds,
                         and short-term instruments.
-------------------------------------------------------
Fidelity VIP            Long-term capital
 Contrafund(R)           appreciation.
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP            Reasonable income by
 Equity-Income           investing primarily in
 Portfolio - Initial     income-producing equity
 Class                   securities.  In choosing
                         these securities, the fund
                         will also consider the
                         potential for capital
                         appreciation. The fund's
                         goal is to achieve a yield
                         which exceeds the composite   FIDELITY MANAGEMENT &
                         yield on the securities       RESEARCH COMPANY
                         comprising the S&P 500.
-------------------------------------------------------
Fidelity VIP Growth     To achieve capital
 Portfolio - Initial     appreciation.
 Class
-------------------------------------------------------
Fidelity VIP Index 500  Investment results that
 Portfolio - Initial     correspond to the total
 Class                   return of common stocks
                         publicly traded in the
                         United States, as represented
                         by the Standard & Poor's
                         500(SM) Index (S&P 500(R)).
-------------------------------------------------------
Fidelity VIP            As high a level of current
 Investment Grade Bond   income as is consistent with
 Portfolio - Initial     the preservation of capital.
 Class
-------------------------------------------------------
Fidelity VIP Money      As high a level of current
 Market Portfolio -      income as is consistent with
 Initial Class           preservation of capital and
                         liquidity by investing in
                         money market instruments.
-------------------------------------------------------
Fidelity VIP Overseas Long-term growth of capital.
 Portfolio - Initial
 Class
-------------------------------------------------------------------------------
JANUS ASPEN SERIES
-------------------------------------------------------------------------------
Janus Aspen Series      Long-term capital growth,
 Balanced Portfolio -    consistent with preservation
 Service Shares          of capital and balanced by
                         current income
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Forty Portfolio -
 Institutional Shares
 (2)
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital.
 Foreign Stock
 Portfolio - Service                                   JANUS CAPITAL MANAGEMENT
 Shares                                                LLC
-------------------------------------------------------
Janus Aspen Series Mid  Capital appreciation
 Cap Value Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Risk-Managed Core
 Portfolio - Service
 Shares
-------------------------------------------------------
Janus Aspen Series Long-term growth of capital Worldwide Growth in a manner consistent with Portfolio - Service the preservation of capital.
 Shares
-------------------------------------------------------
Janus Aspen Series      Capital appreciation
 Small Company Value
 Portfolio - Service
 Shares
-------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES , INC.
-------------------------------------------------------------------------------
Lazard Retirement       Long-term capital              LAZARD ASSET MANAGEMENT
 Emerging Markets        appreciation                  LLC
 Portfolio
-------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------
MFS High Income Series  High current income by
 - Initial Class         investing primarily in a
                         professionally managed
                         diversified portfolio of
                         fixed income securities,
                         some of which may involve
                         equity features
-------------------------------------------------------
MFS Investors Growth    Long-term growth of capital
 Stock Series -          and future income rather
 Initial Class           than current income
-------------------------------------------------------
MFS Investors Trust     To provide long-term growth
 Series - Initial        of capital and secondarily
 Class                   to provide reasonable         MFS(TM) INVESTMENT
                         current income                MANAGEMENT
-------------------------------------------------------
MFS New Discovery       Capital appreciation.
 Series - Initial
 Class
-------------------------------------------------------
MFS Total Return        To provide above-average
 Series - Initial        income (compared to a
 Class                   portfolio invested entirely
                         in equity securities)
                         consistent with the prudent
                         employment of capital and
                         secondarily to provide a
                         reasonable opportunity for
                         growth of capital and
                         income.
-------------------------------------------------------
MFS Utilities Series -  Capital growth and current
 Initial Class          income
-------------------------------------------------------
MFS Value Series -      Capital appreciation and
 Initial Class           reasonable income
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer Aggressive  Capital appreciation by
 Growth Fund/VA          investing in  "growth type"
                         companies.
-------------------------------------------------------
Oppenheimer Global      Long-term capital
 Securities Fund/VA      appreciation by investing a
                         substantial portion of
                         assets in securities of       OPPENHEIMERFUNDS, INC.
                         foreign issuers, growth-type
                         companies, cyclical
                         industries and special
                         situations that are
                         considered to have
                         appreciation possibilities.
-------------------------------------------------------
Oppenheimer Main        Capital appreciation.
 Street Small Cap
 Fund/ VA
-------------------------------------------------------------------------------
PANORAMA SERIES FUND, INC.
-------------------------------------------------------------------------------
Oppenheimer             Long term growth of capital
 International Growth    by investing under normal
 Fund/ VA                circumstances, at least 90%
                         of its total assets in        OPPENHEIMERFUNDS, INC.
                         equity securities of
                         companies wherever located,
                         the primary stock market of
                         which is outside of the
                         United States.
-------------------------------------------------------------------------------
PREMIER VIT
-------------------------------------------------------------------------------
Premier VIT OpCap       Long term capital
 Renaissance Portfolio   appreciation and income
 (3) (4)
-------------------------------------------------------OPCAP ADVISORS LLC
Premier VIT OpCap       Growth of capital and
 Balanced Portfolio      investment income
 (4)
-------------------------------------------------------
Premier VIT OpCap       Capital appreciation
 Small Cap Portfolio
 (4)
-------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond  Maximum total return,
 Portfolio (U.S.         consistent with preservation
 Dollar-Hedged) -        of capital and prudent
 Administrative          investment management.
 Sharess
-------------------------------------------------------
PIMCO VIT Money Market  Maximum current income,
 Portfolio -             consistent with preservation  PACIFIC INVESTMENT
 Administrative Shares   of capital and daily          MANAGEMENT COMPANY LLC
                         liquidity
-------------------------------------------------------
PIMCO VIT Real Return   Maximum real return,
 Portfolio -             consistent with preservation
 Administrative Shares   of real capital and prudent
                         investment management
-------------------------------------------------------
PIMCO VIT Total Return  Maximum total return,
 Portfolio -             consistent with preservation
 Administrative Shares   of capital and prudent
                         investment management.
-------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
-------------------------------------------------------------------------------
Putnam VT High Yield    High current income. Capital
 Fund - Class IA         growth is a secondary goal
                         when consistent with
                         achieving high current        PUTNAM INVESTMENT
                         income.                       MANAGEMENT, LLC
-------------------------------------------------------
Putnam VT               Capital growth. Current
 International Growth    income is a secondary
 and Income Fund -       objective.
 Class IA
-------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-------------------------------------------------------------------------------
Rydex VT Sector         Long-term capital              RYDEX INVESTMENTS
 Rotation Fund           appreciation.
-------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS INC
-------------------------------------------------------------------------------
Salomon Brothers        Capital appreciation
 Variable All Cap Fund
 - Class I
-------------------------------------------------------SALOMON BROTHERS ASSET
Salomon Brothers        Maximum total return,          MANAGEMENT INC
 Variable High Yield     consistent with preservation
 Bond Fund - Class I     of capital
-------------------------------------------------------
Salomon Brothers        Long-term growth of capital
 Variable Investors      with current income as a
 Fund - Class I          secondary objective
-------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES II
-------------------------------------------------------------------------------
Scudder SVS II Total    High total return, a           DEUTSCHE INVESTMENT
 Return Portfolio -      combination of income and     MANAGEMENT AMERICAS INC.
 Class A (5)             capital appreciation
-------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS
-------------------------------------------------------------------------------
Scudder VIT EAFE(R)     To replicate as closely as
 Equity Index Fund -     possible before deduction of
 Class A                 expenses, performance of the
                         MSCI EAFE Index which
                         emphasizes stocks in major
                         markets in Europe, Australia,
                         and the Far East.
-------------------------------------------------------
Scudder VIT Equity 500  To replicate as closely as          DEUTSCHE ASSET
 Index Fund - Class A    possible before deduction of      MANAGEMENT INC.
                         expenses, performance of the
                         S&P 500 Index which
                         emphasizes stocks of large
                         U.S. companies.
-------------------------------------------------------
Scudder VIT Small Cap   To replicate as closely as
 Index Fund - Class A    possible before deduction of
                         expenses, performance of the
                         Russell 2000 Index which
                         emphasizes stocks of small
                         U.S. companies.
-------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
-------------------------------------------------------------------------------
T. Rowe Price Blue      Long-term capital growth.
 Chip Growth Portfolio   Income is a secondary             T. ROWE PRICE
 - I                     objective.                       ASSOCIATES, INC.
-------------------------------------------------------
T. Rowe Price Equity    Substantial dividend income
 Income Portfolio - I    as well as long-term growth
                         of capital.
-------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-------------------------------------------------------------------------------
Van Eck Worldwide       Long-term capital
 Emerging Markets Fund   appreciation by investing
                         primarily in equity
                         securities in emerging
                         markets around the world
-------------------------------------------------------VAN ECK ASSOCIATES
Van Eck Worldwide       Consistent absolute            CORPORATION
 Absolute Return Fund    (positive) returns in
                         various market cycles
-------------------------------------------------------
Van Eck Worldwide Hard  Long-term capital
 Assets Fund             appreciation by investing
                         primarily in "hard asset
                         securities" with income as a
                         secondary consideration
-------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Van Kampen UIF Equity   Long-term capital
 Growth Portfolio,       appreciation by investing
 Class I                 primarily in growth-oriented
                         equity securities of large
                         capitalization companies
-------------------------------------------------------
Van Kampen UIF High     Above-average total return
 Yield Portfolio,       over a market cycle of three
 Class I                to five years by investing     VAN KAMPEN (7)
                        primarily in high yield
                        securities.
-------------------------------------------------------
Van Kampen UIF U.S.     Above average current income
 Real Estate             and long-term capital
 Portfolio, Class I      appreciation by investing
                         primarily in equity
                         securities of companies in
                         the U.S. real estate
                         industry, including real
                         estate investment trusts
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Van Kampen LIT          Capital growth
 Aggressive Growth
 Portfolio, Class II
-------------------------------------------------------VAN KAMPEN ASSET
Van Kampen LIT          High current return            MANAGEMENT
 Government Portfolio,   consistent with preservation
 Class I                 of capital
-------------------------------------------------------
 Van Kampen LIT Growth  Long-term growth of capital
 and Income Portfolio,   and income.
 Class I
-------------------------------------------------------------------------------

(1) A Fund's investment objective(s) may be changed by the Fund's Board of Trustees without shareholder approval.

(2) Effective 5/1/05, the Janus Aspen Series Capital Appreciation Portfolio - Institutional Shares changed its name to Janus Aspen Series Forty Portfolio - Institutional Shares.

(3) Effective 2/12/05, the PAVIT PEA Renaissance Portfolio changed its name to PAVIT OpCap Renaissance Portfolio.

(4) Effective 5/1/05, the PAVIT OpCap Balanced Portfolio, PAVIT OpCap Small Cap Portfolio and PAVIT OpCap Renaissance Portfolio changed their names to the Premier VIT OpCap Balanced Portfolio, Premier VIT OpCap Small Cap Portfolio and Premier VIT OpCap Renaissance Portfolio, respectively.

(5) Effective 4/29/05, the Scudder SVS I Balanced Portfolio - Class A was reorganized onto the Scudder SVS II Total Return Portfolio - Class A.

(6) Effective 7/25/05, the Scudder VIT EAFE Equity Index Fund - Class A will no longer be available as an investment alternative. Therefore, we will no longer accept new premiums, nor permit transfers to the Variable Sub-account that invests in this Portfolio as of the closing date. You may transfer, prior to 7/25/05, any Contract Value in the Sub-account to another investment alternative. Any Contract value remaining in the Sub-account will be transferred, effective 7/25/05, to the PIMCO VIT Money Market - Administrative Shares Sub-Account.

(7) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(8) Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I. In addition, H.S. Dent Advisors, Inc. will no longer be the sub-advisor to the Portfolio effective June 30, 2005.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

 We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.


Some of the Portfolios have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio.
 Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.


VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to


                                  20 PROSPECTUS
give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. We vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.


ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

.. to operate the Separate Account in any form permitted by law;

.. to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

.. to transfer assets from one Sub-Account to another, or to our general account;

.. to add, combine, or remove Sub-Accounts in the Separate Account;

.. to assess a charge for taxes attributable to the operations of the Separate
  Account or for other taxes, as described in "Charges and Deductions"; and

.. to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.


THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act.
 Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.


                                  21 PROSPECTUS

DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------


DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.


The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit.
 Please see "Optional Insurance Benefits" beginning on page 22. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.


DEATH BENEFIT OPTIONS.  You may choose one of two Death Benefit Options:

  Option 1:  the Death Benefit is the greater of:  (a) the Face Amount of the
  ------ -
  Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

  Option 2:  the Death Benefit is the greater of:  (a) the Face Amount plus the
  ------ -
  Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage.  The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

                 EXAMPLES                       A          B

Face Amount                                  $100,000   $100,000
Death Benefit Option                            1          1
Insured's Age                                   45         45
Policy Value on Date of Death                $48,000    $34,000
Applicable Corridor Percentage                 215%       215%
Death Benefit                                $103,200   $100,000


In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the


                                  22 PROSPECTUS

Policy Value of $34,000 multiplied by the corridor percentage of 215%).


CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $250,000.


CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request.We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.


You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 28 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 30.


OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, which is only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

Children's Level Term Rider.
----------------------------

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 22/ND/ birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a new term policy on the earlier of each child's 22/ND/ birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

Accidental Death Benefit Rider.
-------------------------------

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 65/TH/ birthday; or (3) you ask to end the rider.

Continuation of Premium Rider.
------------------------------

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

Additional Insured Rider.
-------------------------

This rider provides life insurance coverage on an additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75/TH/ birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

Primary Insured Term Insurance Benefit Rider.
---------------------------------------------


                                  23 PROSPECTUS

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until you reach age 80. Until you reach age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until you reach age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Insurance Benefit Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Insurance Benefit Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Insurance Benefit Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

Accelerated Death Benefit Rider.
--------------------------------

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, notwithstanding medical care, will result in death within twelve months. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

(i)50% of the Death Benefit as of the date the first request is paid; or

(ii)$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

(iii) pro-rata amount of any outstanding Policy Loan; and

(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.


POLICY LOANS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. We usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.


LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate on standard loans is currently 5.0% per year.


LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat


                                  24 PROSPECTUS
your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums.
 An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.


PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example

Transferred Policy Value                $190,000
Transferred Policy Loan                 $ 40,000
Surrender Value                         $150,000
20% of Policy Value                     $ 38,000
Preferred Loan                          $ 38,000
Standard Loan                           $  2,000

:




EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.


SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------


SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. We pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.


PARTIAL WITHDRAWAL.  General.  While the Policy is in force after the first
                     --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.


                                  25 PROSPECTUS

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount.  If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value.
 We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences.  The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%.
 We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

  Option A - Interest. We hold the proceeds, credit interest to them and pay
  --------------------
  out the funds when the person entitled to them requests.

  Option B - Fixed Payments.  We pay a selected monthly income until the
  --------------------------
  proceeds, and any interest credits, are exhausted.

  Option C - Life Income Guaranteed Period Certain.  We pay the proceeds in a
  -------------------------------------------------
  monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period.

  Option D - Joint and Survivor. We pay the proceeds in a monthly income to two
  ------------------------------
  payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due.

  Option E - Period Certain.  We pay the proceeds in monthly installments for a
  --------------------------
  specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured.
 If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.


MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 100th birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.


                                  26 PROSPECTUS

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------


LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice informing you of the amount to be paid by you before the end of the Grace Period to prevent your Policy from terminating. The amount shown in the notice will be sufficient to cover the Monthly Deduction(s) due and unpaid. You may pay additional Premium if you wish.


The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 20. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace
Period.


REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to
(1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.


CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------


FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within ten
(10) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. Our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.


CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment. In addition, you may convert your Policy to a non-variable universal life insurance policy if at any time the investment policy of the Separate Account should materially change. We will notify you in writing of any such change. You will have 60 days from the date of notification to exercise your conversion option.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

 New York does not currently have a premium tax.


MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:


                                  27 PROSPECTUS

1) the Policy Fee;

2) the administrative expense charge;

3) the mortality and expense risk charge;

4) the cost of insurance charge for your Policy; and

5) the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.


POLICY FEE. The current monthly policy fee is $16.50 per month in the first Policy Year. In subsequent Policy Years, we currently intend to charge $6.25 per month, and we guarantee that we will never raise it to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.


ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge rates for (a) the first 20 Policy Years and (b) Policy Year 21 and thereafter are set at Policy issue for the life of the Policy. The maximum monthly Administrative Expense Charge rate is calculated at an annual rate of $.3504 per $1,000 of Face Amount in Policy Years 1 through 20, and $.1992 per $1,000 of Face Amount thereafter. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount. The applicable charge is structured as described above, except that the rate is determined by the number of years from the date of the increase. The Administrative Expense Charge is waived after the Insured's Age 100.


MORTALITY AND EXPENSE RISK CHARGE. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's age 100.


COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month.
 The net amount at risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on page 7 of your Policy. Please see the following example.

          Example (45-Year Old Non-Smoking Male):
          ---------------------------------------
Face Amount                                         $100,000
Death Benefit Option                                       1
Policy Value on the Current Monthly Deduction Day   $ 30,000
Insured's Attained Age                                    45
Corridor Percentage                                      215%
Death Benefit                                       $100,000


On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 X 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% X $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction.
 Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 12. Accordingly, a change in the Policy Value does not affect your monthly cost of


                                  28 PROSPECTUS
insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these breakpoints, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and Age.

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.


RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the table on page 9 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 20.


SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.


PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts. These fees also may range up to 0.25% of net assets invested in the relevant Portfolio.


SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge.  When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is Age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker                                                                $26.22
Male Smoker                                                                    $33.40
Female Non-Smoker                                                              $22.65
Female Smoker                                                                  $26.06


Accordingly, if the Insured were a male non-smoker Age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $2,736.

The rates for each category are greater or lesser according to the Age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker                                                              $46.53
Male Smoker                                                                  $46.90
Female Non-Smoker                                                            $46.62
Female Smoker                                                                $46.75




                                  29 PROSPECTUS

If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, Age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

                                         MALE,    MALE,    FEMALE,     FEMALE,
                                       NONSMOKER  SMOKER  NONSMOKER    SMOKER
             POLICY YEAR                AGE 45    AGE 45    AGE 45     AGE 45
             -----------                ------    ------    ------     ------
                  1                      100%      100%      100%       100%
                  2                       99%      100%      100%       100%
                  3                       97%       99%      100%       100%
                  4                       93%       94%      100%        94%
                  5                       86%       87%       92%        87%
                  6                       79%       80%       85%        80%
                  7                       72%       73%       77%        73%
                  8                       64%       65%       69%        65%
                  9                       56%       57%       60%        57%
                 10                       48%       49%       51%        49%
                 11                       39%       40%       42%        40%
                 12                       30%       31%       32%        31%
                 13                       21%       21%       22%        21%
                 14                       11%       11%       11%        11%
                 15                        0%        0%        0%         0%


Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal [$1,258.56 ($2,622 X 48%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount.  If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's Age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's Age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent.
 In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.


TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

 We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is


                                  30 PROSPECTUS
insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------


BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.


ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.


DIVIDENDS. We do not pay any dividend under the Policies.


ABOUT US
--------------------------------------------------------------------------------


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK. Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940
S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 82656, Lincoln, NE 68501-2656. Please see also "General Information and History" in the SAI.


THE SEPARATE ACCOUNT. Allstate Life Insurance Company of New York Variable Life Separate Account A is a segregated asset account of Allstate Life of New York. Allstate Life of New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate Life of New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate Life of New York's other assets. Allstate Life of New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.


FEDERAL TAXES
--------------------------------------------------------------------------------


INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to


                                  31 PROSPECTUS
your individual circumstances, you should consult a qualified tax adviser.


TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT. Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.


TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance.
 Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 30.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Policy,

.. revoke an assignment,

.. pledge the Policy, or

.. obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.


                                  32 PROSPECTUS

MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the contract will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your contract is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your contract is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your contract will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your contract are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the contact prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in contract value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age 59
  1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

.. any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING

Generally, Allstate Life Insurance Company of New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract.
 Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of


                                  33 PROSPECTUS
separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.


DISTRIBUTION
--------------------------------------------------------------------------------

ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc ("NASD").

ALFS does not sell Policies directly to purchasers. ALFS enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are NASD member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies.
 Commissions paid vary, but we may pay up to a maximum sales commission of approximately 85% of all Premiums plus 3% of any additional Premiums in the first ten years. In addition, we may pay a trail commission of 0.15% of Policy Value on Policies that have been in force for at least five years. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. For more information on the compensation associated with this Policy that your registered representative or his or her bank or brokerage firm may receive, please consult your registered representative.

Allstate New York does not pay ALFS a commission for distribution of the Policies. ALFS compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account is a party. Allstate New York and its subsidiaries, if any, are engaged in routine lawsuits, which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.


LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon Michael Velotta, General Counsel, Allstate New York.


                                  34 PROSPECTUS

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The financial statements of the Separate Account, which are comprised of the underlying financial statements of the sub-accounts, as of December 31, 2004 and 2003, and for each of the periods in the two-year period then ended, the financial statements of Allstate New York as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.


GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent
Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, administrative expense charge, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying mutual funds in which the Sub-Accounts invest.
 Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.


                                  35 PROSPECTUS

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.

SEPARATE ACCOUNT - The Allstate Life Insurance Company of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life of New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.


                                  36 PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION

                      CONSULTANT PROTECTOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



           DATE OF STATEMENT OF ADDITIONAL INFORMATION: April 30, 2005

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

                      DEPOSITOR: ALLSTATE LIFE OF NEW YORK


         This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.


                        Allstate Life of New York Company

                                 P. O. Box 82656
                             Lincoln, NE 68501-2656


              The Date of this Statement of Additional Information
                 and of the related Prospectus is April 30, 2005




                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY..........................................
     Description of Allstate Life of New York Company....................
     State Regulation of Allstate Life of New York.......................
     Allstate Life of New York Variable Life Separate Account A..........

EXPERTS..................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts.........................
     Computation of Policy Value.........................................
     Transfers Authorized by Telephone...................................
GENERAL POLICY PROVISIONS................................................
     Statements to Policy Owners.........................................
     Limit on Right to Contest...........................................
     Suicide.............................................................
     Misstatement as to Age and Sex.....................................
DISTRIBUTOR..............................................................
DISTRIBUTION OF THE POLICY...............................................
FINANCIAL STATEMENTS.....................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES.


                         GENERAL INFORMATION AND HISTORY

Description Of Allstate Life of New York Company. Allstate Life of New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Contract only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).


Allstate Life of New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.


State Regulation of Allstate Life of New York. We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

Allstate Life of New York Variable Life Separate Account A. Allstate Life of New York established the Allstate Life Insurance Company of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate Life of New York.


                                     EXPERTS

     The financial statements of Allstate Life Insurance Company of New York as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the related financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is included herein (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The financial statements of the sub-accounts comprising Allstate Life of New York Variable Life Separate Account A as of December 31, 2004 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

         On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.



                                   DISTRIBUTOR

         ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate Life of New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         Allstate Life of New York does not pay ALFS a commission for distribution of the Policies. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.



                                                             2002   2003   2004
Commission paid to ALFS that were paid to
other broker-dealers and registered
representatives                                                0      0      0
Commission kept by ALFS                                        0      0      0
Other fees paid to ALFS for distribution services              0      0      0



None of the commission shown in this table relates to the Policies because we began offering these Policies after the periods shown.


                           DISTRIBUTION OF THE POLICY

         Allstate Life of New York offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 85% of all Premiums up to the first year Safety Net Premium plus 3% of any additional Premiums. Registered representatives also may be eligible for a trail commission of 0.15% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

         Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.


                              FINANCIAL STATEMENTS

The financial statements of the Separate Account, which are comprised of the underlying financial statements of the sub-accounts, as of December 31, 2004 and 2003, and for each of the periods in the two-year period then ended, the financial statements of Allstate Life of New York as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the related financial statement schedules of Allstate Life of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate Life of New York included herein should be considered only as bearing upon the ability of Allstate Life of New York to meet its obligations under the Policies.


     ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES

The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 5% or 10%. The tables on page __ illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $2,250.00. The Safety Net Premium (see Safety Net Premium, page __) for the illustrated Policy is $1,044.00. Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for twenty years, regardless of investment performance, assuming no loans or withdrawals are taken.

The first group of illustrations assume current charges and cost of insurance rates, while the second group of illustrations assumes maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Subaccounts. The values shown take into account the average total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 1.03%. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolios. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current charge for the first fourteen Policy Years is an annual rate of 0.55% of the average net assets of the Subaccounts, and a charge of 0.15% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 5.25%, the monthly policy fee of $16.50 in the first year, $6.25 thereafter for the current illustrations and $16.50 in the first year, $10.00 thereafter for the guaranteed illustrations, and the monthly administrative expense fee of $3.50 for policy years 1-20 and $2.00 thereafter. The monthly policy fee currently is $16.50 first year, $6.25 thereafter and is guaranteed not to exceed $16.50 per month first year, $10.00 per month thereafter. The amount of the administrative expense fee will vary with Policy Face Amount. After deduction of fund operating expenses, the illustrated gross annual investment rates of return of 0%, 5%, and 10%,
"Assuming Current Costs" correspond to approximate net annual rates of -1.03%, 3.97%, and 8.97%,, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 5%, and 10% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see "Federal Tax Matters," page __.) The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken.



The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made. Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.


                            ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                     HYPOTHETICAL ILLUSTRATIONS

                                        Male Issue Age 45
  Face Amount $120,000                                                 Standard Nonsmoker Class
  $2,250 Annual Premium                                                Death Benefit Option: 1
                                  Current Cost of Insurance Rates
                                           Death Benefits
                   Assuming Hypothetical Gross and Net Annual Investment Return of
         Policy Year              0% Gross              5% Gross                10% Gross
                                 -1.03% Net             3.97% Net               8.97% Net
              1                     120,000               120,000                  120,000
              2                     120,000               120,000                  120,000
              3                     120,000               120,000                  120,000
              4                     120,000               120,000                  120,000
              5                     120,000               120,000                  120,000
              6                     120,000               120,000                  120,000
              7                     120,000               120,000                  120,000
              8                     120,000               120,000                  120,000
              9                     120,000               120,000                  120,000
             10                     120,000               120,000                  120,000
             15                     120,000               120,000                  120,000
             20                     120,000               120,000                  120,000
             30                     120,000               120,000                  248,225
             40                       **                  143,751                  586,512
             55                       **                  270,237                1,954,431


                          Policy Value                                                      Surrender Value
                Assuming Hypothetical Gross and                                     Assuming Hypothetical Gross and
                Net Annual Investment Return of                                     Net Annual Investment Return of
   Policy Year       0% Gross        5% Gross      10% Gross       Policy Year       0% Gross          5% Gross          10% Gross
                    -1.03% Net      3.97% Net      8.97% Net                        -1.03% Net         3.97% Net         8.97% Net
        1                 1,542         1,633           1,725           1                   -                   -                -
        2                 3,161         3,426           3,700           2                   46                 311              586
        3                 4,733         5,259           5,822           3                1,681               2,207            2,770
        4                 6,258         7,132           8,099           4                3,332               4,206            5,172
        5                 7,731         9,042          10,541           5                5,026               6,336            7,835
        6                 9,221        11,059          13,233           6                6,735               8,573           10,747
        7                10,685        13,144          16,152           7                8,419              10,879           13,887
        8                12,037        15,214          19,235           8               10,024              13,201           17,221
        9                13,374        17,363          22,588           9               11,612              15,601           20,826
       10                14,689        19,590          26,234           10              13,179              18,079           24,724
       15                21,288        32,394          50,326           15              21,288              32,394           50,326
       20                26,443        47,250          87,616           20              26,443              47,250           87,616
       30                27,059        83,000         231,986           30              27,059              83,000          231,986
       40                **           136,906         558,583           40              **                 136,906          558,583
       55                **           267,561       1,935,080           55              **                 267,561        1,935,080


                                             ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                                     HYPOTHETICAL ILLUSTRATIONS

                                                        Male Issue Age 45
                 Face Amount $120,000                                                            Standard Nonsmoker Class
                 $2,250 Annual Premium                                                           Death Benefit Option: 1
                                                 Guaranteed Cost of Insurance Rates
                                                        Death Benefits
                                   Assuming Hypothetical Gross and Net Annual Investment Return of
          Policy Year                      0% Gross                          5% Gross                          10% Gross
                                          -1.03% Net                        3.97% Net                          8.97% Net
               1                              120,000                           120,000                           120,000
               2                              120,000                           120,000                           120,000
               3                              120,000                           120,000                           120,000
               4                              120,000                           120,000                           120,000
               5                              120,000                           120,000                           120,000
               6                              120,000                           120,000                           120,000
               7                              120,000                           120,000                           120,000
               8                              120,000                           120,000                           120,000
               9                              120,000                           120,000                           120,000
              10                              120,000                           120,000                           120,000
              15                              120,000                           120,000                           120,000
              20                              120,000                           120,000                           120,000
              30                              **                                120,000                           199,747
              40                              **                                **                                469,206
              55                              **                                **                              1,514,936


                           Policy Value                                                        Surrender Value
                 Assuming Hypothetical Gross and                                       Assuming Hypothetical Gross and
                 Net Annual Investment Return of                                       Net Annual Investment Return of
   Policy Year        0% Gross       5% Gross       10% Gross             Policy Year      0% Gross       5% Gross      10% Gross
                     -1.03% Net      3.97% Net      8.97% Net                             -1.03% Net     3.97% Net      8.97% Net
        1                  1,457         1,546            1,635                1                  -              -              -
        2                  2,941         3,197            3,461                2                  -              82            346
        3                  4,374         4,874            5,411                3               1,322          1,822          2,359
        4                  5,752         6,578            7,494                4               2,826          3,652          4,568
        5                  7,074         8,307            9,721                5               4,368          5,601          7,015
        6                  8,336        10,057           12,098                6               5,851          7,572          9,612
        7                  9,534        11,824           14,636                7               7,268          9,559         12,371
        8                 10,661        13,604           17,344                8               8,647         11,590         15,330
        9                 11,711        15,389           20,232                9               9,949         13,627         18,470
       10                 12,679        17,175           23,312                10             11,169         15,665         21,802
       15                 16,145        26,059           42,404                15             16,145         26,059         42,404
       20                 16,573        34,576           71,175                20             16,573         34,576         71,175
       30                **             41,329          186,679                30              **            41,329        186,679
       40                **              **             446,863                40              **            **            446,863
       55                **              **           1,499,937                55              **            **          1,499,937

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium. The hypothetical investment rates of return show above and possibly elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Life of New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2004 and 2003, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2004. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.


/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2005

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                 --------------------------------------------
(IN THOUSANDS)                                                                       2004            2003            2002
                                                                                 ------------    ------------    ------------
REVENUES
Premiums (net of reinsurance ceded of $16,133, $8,021 and $5,868)                $     76,550    $     68,011    $     93,270
Contract charges                                                                       59,834          53,018          50,082
Net investment income                                                                 302,055         264,854         232,967
Realized capital gains and losses                                                      (9,297)         (8,518)        (12,573)
                                                                                 ------------    ------------    ------------
                                                                                      429,142         377,365         363,746
                                                                                 ------------    ------------    ------------
COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $7,536, $5,219 and $2,987)        182,150         167,221         178,163
Interest credited to contractholder funds                                             129,804         106,020          87,555
Amortization of deferred policy acquisition costs                                      25,971          29,969          23,535
Operating costs and expenses                                                           42,115          36,978          37,339
                                                                                 ------------    ------------    ------------
                                                                                      380,040         340,188         326,592
GAIN (LOSS) ON DISPOSITION OF OPERATIONS                                                1,326          (4,458)              -
                                                                                 ------------    ------------    ------------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX                                           50,428          32,719          37,154
Income tax expense                                                                     17,925          12,029          12,975
                                                                                 ------------    ------------    ------------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX           32,503          20,690          24,179
Cumulative effect of change in accounting principle, after-tax                         (7,586)              -               -
                                                                                 ------------    ------------    ------------
NET INCOME                                                                             24,917          20,690          24,179
                                                                                 ------------    ------------    ------------

OTHER COMPREHENSIVE INCOME (LOSS), AFTER TAX
Change in unrealized net capital gains and losses                                      16,531         (30,931)         50,660
                                                                                 ------------    ------------    ------------
COMPREHENSIVE INCOME (LOSS)                                                      $     41,448    $    (10,241)   $     74,839
                                                                                 ============    ============    ============

                       See notes to financial statements.

                                       2



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                                                DECEMBER 31,
                                                                                        ---------------------------
(IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                       2004          2003
                                                                                        ------------   ------------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $5,012,977 and $3,935,447 )   $  5,545,647   $  4,415,327
   Mortgage loans                                                                            480,280        385,643
   Short-term                                                                                111,509         22,756
   Policy loans                                                                               34,948         34,107
   Other                                                                                       4,638              -
                                                                                        ------------   ------------
      Total investments                                                                    6,177,022      4,857,833

Cash                                                                                           8,624         10,731
Deferred policy acquisition costs                                                            238,173        187,437
Accrued investment income                                                                     55,821         47,818
Reinsurance recoverables                                                                       8,422          4,584
Current income taxes receivable                                                                  367          8,170
Other assets                                                                                  17,665         15,004
Separate Accounts                                                                            792,550        665,875
                                                                                        ------------   ------------
        TOTAL ASSETS                                                                    $  7,298,644   $  5,797,452
                                                                                        ============   ============
LIABILITIES
Reserve for life-contingent contract benefits                                           $  1,782,451   $  1,683,771
Contractholder funds                                                                       3,802,846      2,658,325
Deferred income taxes                                                                         90,760         81,657
Other liabilities and accrued expenses                                                       180,904        168,081
Payable to affiliates, net                                                                     8,831          5,061
Reinsurance payable to parent                                                                  1,067          1,108
Separate Accounts                                                                            792,550        665,875
                                                                                        ------------   ------------
        TOTAL LIABILITIES                                                                  6,659,409      5,263,878
                                                                                        ------------   ------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding            2,500          2,500
Additional capital paid-in                                                                   120,000         55,787
Retained income                                                                              361,480        336,563
Accumulated other comprehensive income:
   Unrealized net capital gains and losses                                                   155,255        138,724
                                                                                        ------------   ------------
        Total accumulated other comprehensive income                                         155,255        138,724
                                                                                        ------------   ------------
        TOTAL SHAREHOLDER'S EQUITY                                                           639,235        533,574
                                                                                        ------------   ------------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                      $  7,298,644   $  5,797,452
                                                                                        ============   ============

                       See notes to financial statements.

                                       3



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                   DECEMBER 31,
                                                    -------------------------------------------
(IN THOUSANDS)                                          2004           2003            2002
                                                    ------------   ------------    ------------
COMMON STOCK                                        $      2,500   $      2,500    $      2,500
                                                    ------------   ------------    ------------

ADDITIONAL CAPITAL PAID IN
Balance, beginning of year                                55,787         55,787          45,787
Capital contribution                                      64,213              -          10,000
                                                    ------------   ------------    ------------
Balance, end of year                                     120,000         55,787          55,787
                                                    ------------   ------------    ------------

RETAINED INCOME
Balance, beginning of year                               336,563        315,873         291,694
Net income                                                24,917         20,690          24,179
                                                    ------------   ------------    ------------
Balance, end of year                                     361,480        336,563         315,873
                                                    ------------   ------------    ------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                               138,724        169,655         118,995
Change in unrealized net capital gains and losses         16,531        (30,931)         50,660
                                                    ------------   ------------    ------------
Balance, end of year                                     155,255        138,724         169,655
                                                    ------------   ------------    ------------

TOTAL SHAREHOLDER'S EQUITY                          $    639,235   $    533,574    $    543,815
                                                    ============   ============    ============

                       See notes to financial statements.

                                       4



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   ------------------------------------------
(IN THOUSANDS)                                                                         2004           2003           2002
                                                                                   ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $     24,917   $     20,690   $     24,179
Adjustments to reconcile net income to net cash provided by operating activities
     Amortization and other non-cash items                                              (51,544)       (49,547)       (48,233)
     Realized capital gains and losses                                                    9,297          8,518         12,573
     (Gain) loss on disposition of operations                                            (1,326)         4,458              -
     Cumulative effect of change in accounting principle                                  7,586              -              -
     Interest credited to contractholder funds                                          129,804        106,020         87,555
     Changes in:
         Life-contingent contract benefits and contractholder funds                      32,492         21,200         48,192
         Deferred policy acquisition costs                                              (66,532)       (28,937)       (33,316)
         Income taxes                                                                    12,091         (3,715)        (4,083)
         Other operating assets and liabilities                                          (7,442)       (11,917)         4,352
                                                                                   ------------   ------------   ------------
             Net cash provided by operating activities                                   89,343         66,770         91,219
                                                                                   ------------   ------------   ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                                          485,522        251,569        242,113
Investment collections
     Fixed income securities                                                            184,317        210,569        215,774
     Mortgage loans                                                                      26,714         24,345         17,012
Investments purchases
     Fixed income securities                                                         (1,758,452)    (1,027,047)    (1,039,671)
     Mortgage loans                                                                    (119,953)       (87,889)       (97,076)
Change in short-term investments, net                                                   (29,248)         9,866        (13,972)
Change in other investments, net                                                          2,678            291           (875)
Change in policy loans                                                                     (841)          (349)          (598)
                                                                                   ------------   ------------   ------------
             Net cash used in investing activities                                   (1,209,263)      (618,645)      (677,293)
                                                                                   ------------   ------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution                                                                     64,213              -         10,000
Contractholder fund deposits                                                          1,385,364        728,788        760,116
Contractholder fund withdrawals                                                        (331,764)      (187,868)      (169,731)
                                                                                   ------------   ------------   ------------
             Net cash provided by financing activities                                1,117,813        540,920        600,385
                                                                                   ------------   ------------   ------------

NET (DECREASE) INCREASE IN CASH                                                          (2,107)       (10,955)        14,311
CASH AT BEGINNING OF YEAR                                                                10,731         21,686          7,375
                                                                                   ------------   ------------   ------------
CASH AT END OF YEAR                                                                $      8,624   $     10,731   $     21,686
                                                                                   ============   ============   ============

                       See notes to financial statements.

                                       5



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life
Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate
Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation
(the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America
("GAAP"). Management has identified the Company as a single segment entity.
     To conform to the 2004 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells life insurance, retirement and investment products to individual customers through several distribution channels. The principal products are deferred and immediate fixed annuities, variable annuities, interest-sensitive and traditional life insurance, variable life insurance and supplemental accident and health insurance.
     The Company is authorized to sell life insurance, retirement and investment products in the state of New York. The Company distributes its products through multiple intermediary distribution channels, including Allstate Exclusive
Agencies, independent agents, banks, broker-dealers, and specialized structured settlement brokers. The Company sells products through independent agents affiliated with master brokerage agencies. Independent workplace enrolling agents and Allstate Exclusive Agencies also sell the Company's supplemental accident and health insurance products to employees of small and medium size firms. Although the Company currently benefits from agreements with financial services entities that market and distribute its products, change in control of these non-affiliated entities could negatively impact the Company's sales.
Approximately 50% of 2004 sales of structured settlement annuities were sold through four specialized structured settlement brokers.
     The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. Furthermore, state and federal laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation, or permit the establishment, of certain products or investments that may compete with life insurance or annuities could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, recent changes in the federal estate tax laws have negatively affected the demand for the types of life insurance used in estate planning.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, mortgage-backed, commercial mortgage-backed and asset-backed securities, and redeemable preferred stocks.
Fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of publicly traded fixed income securities is based upon independent market quotations. The fair value of non-publicly traded securities is based on either widely accepted pricing valuation models which use internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. The valuation models use indicative information such as ratings, industry, coupon, and maturity along with related third party data and publicly traded bond prices to determine security specific spreads. These spreads are then adjusted for illiquidity based on historical analysis and broker surveys. Periodic changes in fair values, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, certain deferred sales inducement costs, and certain reserves for life-contingent contract benefits, are reflected as a component of other

                                       6



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales. Cash received from maturities and pay-downs is reflected as a component of investment collections.
     Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances, if any. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.
     Short-term investments are carried at cost or amortized cost that approximates fair value, and include the reinvestment of collateral received in connection with securities lending activities. For these transactions, the Company records an offsetting liability in other liabilities and accrued expenses for the Company's obligation to repay the collateral. Other investments, which consist primarily of policy loans, are carried at the unpaid principal balances.
     Investment income consists primarily of interest and is recognized on an accrual basis. Interest income on mortgage-backed, commercial mortgage-backed and asset-backed securities is determined using the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.
     Realized capital gains and losses include gains and losses on investment dispositions, write-downs in value due to other than temporary declines in fair value and changes in the fair value of certain derivatives including related periodic and final settlements. Realized capital gains and losses on investment dispositions are determined on a specific identification basis.
     The Company writes down, to fair value, fixed income securities that are classified as other than temporarily impaired in the period the security is deemed to be other than temporarily impaired (see Note 6).

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments utilized by the Company include foreign currency swaps, interest rate caps, interest rate futures, and reinvestment related and equity market risk transfer reinsurance agreements with ALIC that meet the accounting definition of a derivative (see Note 4). Foreign currency swaps involve the future exchange or delivery of foreign currency on terms negotiated at the inception of the contract. Interest rate cap agreements give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap, applied to a notional amount. Interest rate futures are defined as commitments to buy or sell designated financial instruments based on specified prices or yields.
Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in certain variable life and annuity contracts.
     All derivatives are accounted for on a fair value basis and reported as other investments, reinsurance recoverables, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in the fair value of derivatives embedded in assets and subject to bifurcation is reported in realized capital gains and losses. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation is reported in contract benefits or realized capital gains and losses.
     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess how effective the hedging instrument is in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk, or in the case of a cash flow hedge, the exposure to changes in the hedged item's or transaction's variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in realized capital gains and losses.

     CASH FLOW HEDGES The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. The Company's cash flow exposure may be associated with an

                                       7



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

existing asset, liability, or a forecasted transaction. Anticipated transactions must be probable of occurrence and their significant terms and specific characteristics must be identified.

     For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives are reported in accumulated other comprehensive income as unrealized net capital gains and losses. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged transaction affects net income or when the forecasted transaction affects net income.
Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     NON-HEDGE DERIVATIVE FINANCIAL INSTRUMENTS The Company also has certain derivatives that are used in interest rate and equity price risk management strategies for which hedge accounting is not applied. These derivatives consist of interest rate caps, financial futures contracts, and reinvestment related and equity market risk transfer reinsurance agreements with ALIC that meet the accounting definition of a derivative. Based upon the type of derivative instrument and strategy, the income statement effects of these derivatives are reported in a single line item, with the results of the associated risk.
Therefore, the derivatives' fair value gains and losses and accrued periodic settlements are recognized together in one of the following during the reporting period: realized capital gains and losses or contract benefits.

SECURITIES LOANED

     Securities loaned are treated as financing arrangements and the collateral received is recorded in short-term investments, fixed income securities and other liabilities and accrued expenses. The Company obtains collateral in an amount not less than 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary. Substantially all of the Company's securities loaned are placed with large brokerage firms.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND
INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.
     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when due, at the inception of the contract.
Benefits and expenses are recognized in relation to such revenue such that profits are recognized over the lives of the contracts.
     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed.
The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and any amounts assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for cost of insurance
(mortality risk), contract administration and early surrender. These revenues are recognized when assessed against the contractholder account balance.
Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.
     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the

                                       8



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

contractholder account balance for maintenance, administration, and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.
     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Pursuant to the adoption of SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain
Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") in 2004, interest credited also includes amortization of deferred sales inducement ("DSI") expenses. DSI is amortized into interest credited using the same method used for deferred policy acquisition costs.
     Separate account products include variable annuities and variable life insurance contracts. The assets supporting these products are legally segregated and available only to settle separate account contract obligations. Deposits received are reported as separate accounts liabilities. Contract charges for these products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred include guaranteed minimum death, income and accumulation benefits incurred on variable annuity and life insurance contracts.

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as deferred policy acquisition costs ("DAC"). These costs are principally agents' and brokers' remuneration, certain underwriting costs and direct mail solicitation expenses.
DSI costs related to sales inducements offered on sales to new customers, principally on investment contracts and primarily in the form of additional credits to the customer's account value or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts, are deferred and recorded as other assets. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Statements of Operations and Comprehensive Income. DAC is amortized to income and included in amortization of deferred policy acquisition costs on the Statements of Operations and Comprehensive Income. DSI is amortized to income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and written down when necessary.
     For traditional life insurance and other premium paying contracts, DAC is amortized in proportion to the estimated revenues on such business. Assumptions used in amortization of DAC and reserve calculations are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business in force, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.
     For internal exchanges of traditional life insurance, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.
     For interest-sensitive life, variable annuities and investment contracts, DAC and DSI are amortized in proportion to the incidence of the present value of estimated gross profits ("EGP") on such business over the estimated lives of the contracts. Generally, the amortization period ranges from 15-30 years; however, estimates of customer surrender rates result in the majority of deferred costs being amortized over the surrender charge period. The rate of amortization during this term is matched to the pattern of EGP. EGP consists of estimates of the following components: benefit margins, primarily from mortality, including guaranteed minimum death, income, and accumulation benefits; investment margin including realized capital gains and losses; and contract administration, surrender and other contract charges, less maintenance expenses.
     DAC and DSI amortization for variable annuity and life contracts is estimated using stochastic modeling and is significantly impacted by the return on the underlying funds. The Company's long-term expectation of separate accounts fund performance net of fees was approximately 8%. Whenever actual separate accounts fund performance based on the two most recent years varies from the 8% expectation, the Company projects performance levels over the next five years such that the mean return over that seven-year period equals the long-term 8% expectation. This approach is commonly referred to as "reversion to the mean" and is commonly used by the life insurance industry as an appropriate method for amortizing variable annuity and life DAC and DSI. In applying the reversion to the mean process, the Company does not allow the future mean rates of return after fees projected over the five-year period to exceed 12.75% or fall below 0%. The Company periodically evaluates the

                                       9



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

results of utilization of this process to confirm that it is reasonably possible that variable annuity and life fund performance will revert to the expected long-term mean within this time horizon.
     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC and DSI. All such adjustments are reflected in the current results of operations.
     The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, variable annuities and investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively, on the Statements of Operations and Comprehensive Income.

REINSURANCE RECOVERABLES

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from reinsurers (see Note 9). The amounts reported in the Statements of Financial
Position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract. Insurance liabilities are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of the reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.
     The Company has reinsurance treaties through which it cedes primarily re-investment related risk on its structured settlement annuities and guaranteed minimum accumulation benefits ("GMABs") to ALIC. The terms of these treaties meet the accounting definition of a derivative under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities". Accordingly, the treaties are recorded in the Statement of Financial Position at fair value. For the treaty pertaining to the re-investment related risk on structured settlement annuities, changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses (see Note 4). For the treaty pertaining to the GMABs, changes in the fair value of the treaty are recognized in contract benefits.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on fixed income securities, insurance reserves and deferred policy acquisition costs. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits, which relates to traditional life, immediate annuities with life contingencies and supplemental accident and health insurance, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 8. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life, fixed annuities, and variable annuity and life deposits allocated to fixed accounts. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Contractholder funds also include reserves for secondary guarantees on variable annuities. Detailed information on crediting rates and surrender and withdrawal provisions on contractholder funds are outlined in Note 8.

                                       10



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPARATE ACCOUNTS

     The Company issues variable annuities and variable life insurance contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the separate accounts. The assets of the separate accounts are carried at fair value. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Revenues to the Company from the separate accounts consist of contract charges for maintenance, administration, cost of insurance and surrender of the contract prior to the contractually specified dates and are reflected in premiums and contract charges. Deposits to the separate accounts are not included in cash flows.
     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable contracts' separate accounts with guarantees included $758.4 million of equity, fixed income and balanced mutual funds and $32.3 million of money market mutual funds at December 31, 2004.

LIABILITIES FOR VARIABLE CONTRACT GUARANTEES

     The Company offers various guarantees to variable annuity contractholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (death benefits), upon annuitization (income benefits), or at specified dates during the accumulation period (accumulation benefits).
Liabilities for variable contract guarantees related to death benefits are included in reserve for life-contingent contract benefits and the liabilities related to the income and accumulation benefits are included in contractholder funds in the Statements of Financial Position. Detailed information regarding the Company's variable contracts with guarantees is outlined in Note 8.
     Pursuant to the adoption of SOP 03-1 in 2004, the liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the current account balance.
     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age.
The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.
     Guarantees related to accumulation benefits are considered to be derivative financial instruments; therefore, the liability for accumulation benefits is established based on its fair value.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to extend mortgage loans have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position. The contractual amounts and fair values of these instruments are outlined in Note 7.

                                       11



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ADOPTED ACCOUNTING STANDARDS

EMERGING ISSUES TASK FORCE ISSUE NO. 03-1, "THE MEANING OF OTHER-THAN-TEMPORARY
  IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" ("EITF 03-1") AND FSP
  EITF 03-1-1, "EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, THE
  MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN
  INVESTMENTS" ("FSP EITF 03-1-1")

     In March 2004, the Emerging Issues Task Force ("EITF") reached a final consensus on EITF 03-1, which was to be effective for fiscal periods beginning after June 15, 2004. EITF 03-1 requires that when the fair value of an investment security is less than its carrying value an impairment exists for which a determination must be made as to whether the impairment is temporary or other-than-temporary. In September 2004, the Financial Accounting Standards
Board ("FASB") issued, and the Company adopted, FSP EITF Issue 03-1-1, which deferred the effective date of the impairment measurement and recognition provisions contained in paragraphs 10-20 of EITF 03-1 until proposed FSP EITF
03-1-a is issued as final guidance (see Pending Accounting Standards). The disclosure requirements of EITF 03-1 were previously adopted by the Company as of December 31, 2003 for investments accounted for under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". For all other investments within the scope of EITF 03-1, the disclosures are effective and have been adopted by the Company as of December 31, 2004.

SOP 03-1, "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN
  NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS" ("SOP 03-1")

     On January 1, 2004, the Company adopted SOP 03-1. The major provisions of the SOP affecting the Company require:

     - Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
     - Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC.

     The cumulative effect of the change in accounting principle from implementing SOP 03-1 was a loss of $7.6 million, after-tax ($11.7 million, pre-tax). It was comprised of an increase in benefit reserves (primarily for variable annuity contracts) of $942 thousand, pre-tax, and a reduction in DAC and DSI of $10.7 million, pre-tax.
     The SOP requires consideration of a range of potential results to estimate the cost of variable annuity death benefits and income benefits, which generally necessitates the use of stochastic modeling techniques. To maintain consistency with the assumptions used in the establishment of reserves for variable annuity guarantees, the Company utilized the results of this stochastic modeling to estimate expected gross profits, which form the basis for determining the amortization of DAC and DSI. This new modeling approach resulted in a lower estimate of expected gross profits, and therefore resulted in a write-down of DAC and DSI.
     In 2004, DSI and related amortization is classified within the Statements of Financial Position and Operations and Comprehensive Income as other assets and interest credited to contractholder funds, respectively. The amounts are provided in Note 10.

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS ("AICPA") TECHNICAL PRACTICE
AID ("TPA") RE. SOP 03-1

     In September 2004, the staff of the AICPA, aided by industry experts, issued a set of technical questions and answers on financial accounting and reporting issues related to SOP 03-1 that will be included in the AICPA's TPAs.
The TPA addresses a number of issues related to SOP 03-1 including when it is necessary to establish a liability in addition to the account balance for certain contracts such as single premium and universal life that meet the definition of an insurance contract and have amounts assessed against the contractholder in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function. The impact of adopting the provisions of the TPA was not material to the Company's
Consolidated Statements of Operations and Comprehensive Income or Financial
Position.

                                       12



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SFAS NO. 149, "AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING
ACTIVITIES" ("SFAS NO. 149")

     In April 2003, the FASB issued SFAS No. 149, which amends, clarifies and codifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and used for hedging activities under SFAS No. 133, "Accounting for Derivative
Instruments and Hedging Activities". While this statement applies primarily to certain derivative contracts and embedded derivatives entered into or modified after June 30, 2003, it also codifies conclusions previously reached by the FASB at various dates on certain implementation issues. The impact of adopting the provisions of the statement was not material to the Company's Statements of Operations and Comprehensive Income or Financial Position.

PENDING ACCOUNTING STANDARD

     FSP EITF ISSUE 03-1-a, "IMPLEMENTATION GUIDANCE FOR THE APPLICATION OF
PARAGRAPH 16 OF EITF ISSUE NO. 03-1, "THE MEANING OF OTHER-THAN-TEMPORARY
IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" ("FSP EITF ISSUE
03-1-a").

     In September 2004, the FASB issued proposed FSP EITF 03-1-a to address the application of paragraph 16 of EITF Issue 03-1 to debt securities that are impaired because of increases in interest rates, and/or sector spreads.
Thereafter, in connection with its decision to defer the effective date of paragraphs 10-20 of EITF 03-1 through the issuance of FSP EITF Issue 03-1-1, the FASB requested from its constituents comments on the issues set forth in FSP
EITF 03-1-a and the issues that arose during the comment letter process for FSP
EITF 03-1-b, "EFFECTIVE DATE OF PARAGRAPH 16 OF EITF ISSUE NO. 03-1, THE MEANING
OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS".
     Due to the uncertainty as to how the outstanding issues will be resolved, the Company is unable to determine the impact of adopting paragraphs 10-20 of EITF 03-1 until final implementation guidance is issued. Adoption of paragraphs
10-20 of EITF 03-1 may have a material impact on the Company's Statements of Operations and Comprehensive Income but is not expected to have a material impact on the Company's Statements of Financial Position as fluctuations in fair value are already recorded in accumulated other comprehensive income.

3.  DISPOSITIONS

     In 2003, the Company announced its intention to exit the direct response distribution business and, based on its decision to sell the business, reached a measurement date that resulted in the recognition of an estimated loss on the disposition of $4.5 million ($2.9 million, after-tax). In 2004, the Company disposed of substantially all of the direct response distribution business pursuant to reinsurance transactions with a subsidiary of Citigroup and Scottish
Re (U.S.) Inc. In connection with those disposal activities, the Company recorded a gain on disposition of $1.3 million pretax ($862 thousand after-tax) in 2004 (see Notes 9 and 10).

4.   RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company utilizes services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $44.8 million, $37.2 million and $34.9 million in 2004, 2003 and 2002, respectively. A portion of these expenses relates to the acquisition of business and is deferred and amortized over the contract period.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $19.4 million, $19.2 million and $23.8 million of structured settlement annuities, a type of immediate annuity, in 2004, 2003 and 2002, respectively, at prices based upon interest rates in effect at the time of issuance, to fund structured settlement annuities in matters involving AIC. Of these amounts, $5.4 million, $3.9 million and $7.5 million relate to structured settlement annuities with life contingencies and are included in premium income in 2004, 2003 and 2002, respectively. In most cases, these annuities were issued under a "qualified assignment," whereby Allstate Settlement Corporation ("ASC"), a wholly owned subsidiary of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

                                       13



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     AIC has issued surety bonds to guarantee the payment of structured settlement benefits assumed by Allstate Assignment Company ("AAC"), a wholly owned subsidiary of ALIC, (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. AAC has entered into General
Indemnity Agreements pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July
1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.
     Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $1.40 billion and $1.45 billion at December 31, 2004 and 2003, respectively.

BROKER/DEALER AGREEMENTS

     The Company received underwriting and distribution services from Allstate
Distributors, L.L.C. ("ADLLC"), a broker-dealer company owned by ALIC, for certain variable annuity contracts sold pursuant to a joint venture agreement between the Company and a third party which was dissolved in 2002. The Company incurred $4.2 million of commission expenses and other distribution expenses payable to ADLLC during 2002. Other distribution expenses include administrative, legal, financial management and sales support that the Company provided to ADLLC, for which the Company earned administration fees of $83 thousand for the year ended December 31, 2002. Other distribution expenses also include marketing expenses for subsidized interest rates associated with the Company's dollar cost averaging program offered on variable annuities, for which ADLLC reimbursed the Company $60 thousand for the year ended December 31, 2002.

     During 2003, the Company entered into a service agreement with ADLLC, whereby ADLLC promotes and markets the fixed and variable annuities sold by the Company to unaffiliated financial services firms. In addition, ADLLC also acts as the underwriter of variable annuities sold by the Company. In return for these services, the Company recorded commission expense of $5.6 million and $4.8 million for the years ended December 31, 2004 and 2003, respectively.

     The Company receives underwriting and distribution services from Allstate
Financial Services, LLC ("AFS"), an affiliated broker/dealer company, for certain variable annuity and variable life insurance contracts sold by Allstate exclusive agencies. The Company recorded commission expense of $1.4 million, $455 thousand and $891 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with unaffiliated reinsurers and ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the Statements of Operations and Comprehensive
Income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company continues to have primary liability as the direct insurer for risks reinsured (see Note 10).
     Additionally, the Company entered into a reinsurance treaty through which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $2.7 million, $2.6 million and $2.4 million for the years ended December 31, 2004, 2003 and 2002, respectively. At December 31, 2004 and 2003, the carrying value of the structured settlement reinsurance treaty was $(995) thousand and $225 thousand, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses on the Statements of Operations and Comprehensive income as the treaty is recorded as a derivative instrument pursuant to the requirements of SFAS No. 133.
     Beginning in 2004, the Company also has a reinsurance treaty through which it cedes variable annuity GMABs to ALIC. At December 31, 2004, the carrying value of the GMAB reinsurance treaty was $(141) thousand, which is recorded in reinsurance recoverables.

                                       14



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CAPITAL CONTRIBUTION

     The Company received a cash capital contribution from ALIC of $64.2 million in 2004, which was recorded as additional capital paid-in on the Statements of Financial Position.

DEBT

     The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. No amounts were outstanding for the Company under the intercompany loan agreement during the three years ended December 31, 2004.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

5.   SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment modifications, which reflect refinancings of fixed income securities, totaled $1.7 million and $5.4 million for 2004 and 2002, respectively. There were no non-cash investment modifications in 2003.

     Secured borrowing reinvestment transactions excluded from cash flows from investing activities in the Statements of Cash Flows for the years ended
December 31 are as follows:

(IN THOUSANDS)                                 2004         2003         2002
                                            ----------   ----------   ----------
Purchases                                   $  240,379   $  261,872   $  195,474
Sales                                         (300,235)    (215,425)    (207,375)
Net change in short-term investments            57,764      (72,799)      31,112
                                            ----------   ----------   ----------
  Net (sales) purchases                     $   (2,092)  $  (26,352)  $   19,211
                                            ==========   ==========   ==========

                                       15



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                    GROSS UNREALIZED
                                                  AMORTIZED    ---------------------------      FAIR
(IN THOUSANDS)                                      COST          GAINS          LOSSES         VALUE
                                                ------------   ------------   ------------   ------------
AT DECEMBER 31, 2004
U.S. government and agencies                    $    506,971   $    197,639   $          -   $    704,610
Municipal                                            262,683         12,714         (1,422)       273,975
Corporate                                          2,950,439        246,775         (6,660)     3,190,554
Foreign government                                   214,508         62,839              -        277,347
Mortgage-backed securities                           566,367          8,719         (2,623)       572,463
Commercial mortgage-backed securities                446,354         13,357           (838)       458,873
Asset-backed securities                               56,215          1,732         (1,321)        56,626
Redeemable preferred stock                             9,440          1,759              -         11,199
                                                ------------   ------------   ------------   ------------
  Total fixed income securities                 $  5,012,977   $    545,534   $    (12,864)  $  5,545,647
                                                ============   ============   ============   ============

AT DECEMBER 31, 2003
U.S. government and agencies                    $    488,037   $    166,876   $     (1,341)  $    653,572
Municipal                                            206,364          7,137         (1,121)       212,380
Corporate                                          2,403,694        248,983        (14,018)     2,638,659
Foreign government                                   200,682         54,100              -        254,782
Mortgage-backed securities                           343,625         10,364         (1,269)       352,720
Commercial mortgage-backed securities                249,603          8,780         (1,167)       257,216
Asset-backed securities                               43,442          2,593            (37)        45,998
                                                ------------   ------------   ------------   ------------
  Total fixed income securities                 $  3,935,447   $    498,833   $    (18,953)  $  4,415,327
                                                ============   ============   ============   ============

SCHEDULED MATURITIES

The scheduled maturities for fixed income securities are as follows at December
31, 2004:

                                                                AMORTIZED        FAIR
(IN THOUSANDS)                                                    COST           VALUE
                                                               ------------   ------------
Due in one year or less                                        $     85,270   $     86,884
Due after one year through five years                               453,059        482,196
Due after five years through ten years                            1,577,324      1,679,196
Due after ten years                                               2,274,742      2,668,282
                                                               ------------   ------------
                                                                  4,390,395      4,916,558
Mortgage- and asset-backed securities                               622,582        629,089
                                                               ------------   ------------
 Total                                                         $  5,012,977   $  5,545,647
                                                               ============   ============

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on mortgage- and asset-backed securities, they are not categorized by contractual maturity.
The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

                                       16



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:

(IN THOUSANDS)                                 2004         2003         2002
                                            ----------   ----------   ----------
Fixed income securities                     $  278,522   $  243,684   $  214,920
Mortgage loans                                  27,198       24,026       20,336
Other                                            4,039        3,592        4,501
                                            ----------   ----------   ----------
  Investment income, before expense            309,759      271,302      239,757
  Investment expense                             7,704        6,448        6,790
                                            ----------   ----------   ----------
    Net investment income                   $  302,055   $  264,854   $  232,967
                                            ==========   ==========   ==========

REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses by security type for the years ended
December 31 are as follows:

(IN THOUSANDS)                                 2004         2003         2002
                                            ----------   ----------   ----------
Fixed income securities                     $   (7,666)  $   (8,156)  $  (11,886)
Mortgage loans                                   1,480       (1,113)         419
Other                                           (3,111)         751       (1,106)
                                            ----------   ----------   ----------
  Realized capital gains and losses,
   pre-tax                                      (9,297)      (8,518)     (12,573)
  Income tax benefit                             3,453        3,278        4,545
                                            ----------   ----------   ----------
  Realized capital gains and losses,
   after-tax                                $   (5,844)  $   (5,240)  $   (8,028)
                                            ==========   ==========   ==========

     Realized capital gains and losses by transaction type for the years ended
December 31 are as follows:

(IN THOUSANDS)                                 2004         2003         2002
                                            ----------   ----------   ----------
Investment write-downs                      $   (3,402)  $   (7,682)  $  (15,760)
Dispositions (1)                                (2,784)      (1,587)       4,292
Valuation of derivative instruments             (5,777)      (2,140)      (2,605)
Settlement of derivative instruments             2,666        2,891        1,500
                                            ----------   ----------   ----------
  Realized capital gains and losses,
   pre-tax                                      (9,297)      (8,518)     (12,573)
  Income tax benefit                             3,453        3,278        4,545
                                            ----------   ----------   ----------
  Realized capital gains and losses,
   after-tax                                $   (5,844)  $   (5,240)  $   (8,028)
                                            ==========   ==========   ==========

(1) Dispositions include sales and other transactions such as calls and prepayments.

     Excluding the effects of calls and prepayments, gross gains of $5.2 million, $4.0 million and $3.0 million and gross losses of $13.3 million, $6.9 million and $7.8 million were realized on sales of fixed income securities during 2004, 2003 and 2002, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses on fixed income securities and derivative instruments and other investments included in accumulated other comprehensive income at December 31, 2004 are as follows:

                                                                    GROSS UNREALIZED
                                                   FAIR        ---------------------------    UNREALIZED
(IN THOUSANDS)                                     VALUE          GAINS          LOSSES       NET GAINS
                                                ------------   ------------   ------------   ------------
Fixed income securities                         $  5,545,647   $    545,534   $    (12,864)  $    532,670
Derivative instruments and other investments               4              4           (724)          (720)
Deferred income taxes, deferred policy acquisition
   costs, premium deficiency reserve and deferred
   sales inducements                                                                             (376,695)
                                                                                             ------------
Unrealized net capital gains and losses                                                      $    155,255
                                                                                             ============

                                       17



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended
December 31 is as follows:

(IN THOUSANDS)                                          2004         2003         2002
                                                     ----------   ----------   ----------
Fixed income securities                              $   52,790   $   26,738   $  236,946
Derivative instruments and other investments               (720)           -            -
Deferred income taxes, deferred policy acquisition
 costs, premium deficiency reserve and deferred
 sales inducements                                      (35,539)     (57,669)    (186,286)
                                                     ----------   ----------   ----------
Increase (decrease) in unrealized net capital
 gains and losses                                    $   16,531   $  (30,931)  $   50,660
                                                     ==========   ==========   ==========

     The change in the deferred income taxes, deferred policy acquisition costs, premium deficiency reserve and deferred sales inducements is primarily due to increases of $24.9 million, $42.8 million and $88.4 million in the premium deficiency reserve for certain immediate annuities with life contingencies at December 31, 2004, 2003 and 2002, respectively.

PORTFOLIO MONITORING

     Inherent in the Company's evaluation of a particular security are assumptions and estimates about the operations of the issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the recoverability of principal and interest;
3) the duration and extent to which the fair value has been less than amortized cost; 4) the financial condition, near-term and long-term prospects of the issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.
     The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004.

                                                   LESS THAN 12 MONTHS                     12 MONTHS OR MORE
                                           ------------------------------------   ------------------------------------     TOTAL
($ IN THOUSANDS)                            NUMBER OF     FAIR       UNREALIZED    NUMBER OF      FAIR      UNREALIZED   UNREALIZED
AT DECEMBER 31, 2004                         ISSUES       VALUE        LOSSES       ISSUES        VALUE       LOSSES       LOSSES
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Fixed income securities
    Municipal                                      18   $   81,432   $   (1,238)           1   $    9,816   $     (184)      (1,422)
    Corporate                                      81      369,511       (4,159)          17       84,321       (2,501)      (6,660)
    Mortgage-backed securities                     23      224,914       (2,148)           2       30,398         (475)      (2,623)
    Commercial mortgage-backed
     securities                                    10       82,850         (445)           1        9,650         (393)        (838)
    Asset-backed securities                         5       18,234       (1,321)           -            -            -       (1,321)
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
       Total fixed income securities              137   $  776,941   $   (9,311)          21   $  134,185   $   (3,553)  $  (12,864)
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

Investment grade fixed income securities          114   $  746,621   $   (7,585)          16   $  113,024   $   (3,019)  $  (10,604)
Below investment grade fixed income
  securities                                       23       30,320       (1,726)           5       21,161         (534)      (2,260)
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
       Total fixed income securities              137   $  776,941   $   (9,311)          21   $  134,185   $   (3,553)  $  (12,864)
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

     At December 31, 2004, the Company had unrealized losses on fixed income securities of $12.9 million related to 158 holdings with a fair value of $911.1 million. All of the unrealized losses related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other than temporarily impaired. Unrealized losses totaling $9.3 million were in an unrealized loss position for a period less than twelve months and $3.6 million were in an unrealized loss position

                                       18



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

for a period of twelve months or more. Of the $9.3 million and $3.6 million in unrealized losses, 81.5% and 85.0%, respectively, related to investment grade securities. Investment grade is defined as a security having a rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of
Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard &
Poor's ("S&P"), Fitch or Dominion; or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to changes in interest rates or changes in issuer and sector related credit spreads since the securities were acquired.
Unrealized losses totaling $414 thousand related to airline issues. As of December 31, 2004, the Company had the intent and ability to hold these investments for a period of time sufficient for them to recover in value.
     At December 31, 2003, the Company had unrealized losses of $19.0 million which related to 133 holdings of fixed income securities with a fair value of $594.0 million, $16.2 million of which have been in an unrealized loss position for a period less than twelve months. Substantially all of these unrealized losses related to investment grade securities. Unrealized losses on investment grade securities were principally related to changes in interest rates or changes in issuer and sector related credit spreads since the securities were acquired. The remaining unrealized losses of $2.8 million related to securities that had been in an unrealized loss position for a period of twelve months or more and are below investment grade. Approximately
$1.0 million relates to unrealized loss positions that represented less than 20% of amortized cost. Also, $2.2 million related to airline industry issues which were evaluated considering factors such as the financial condition and near-term and long-term prospects of the issuer and were determined to have adequate resources to fulfill contractual obligations, such as cash flows from operations or collateral. As of December 31, 2003, the Company had the intent and ability to hold these investments for a period of time sufficient for them to recover in value.

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Company had no impaired loans at December 31, 2004 or 2003.
     Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received; otherwise cash basis is used.
No interest income was earned on impaired loans in 2004 or 2002. In 2003, the Company recognized interest income on impaired loans of $134 thousand. The average balance of impaired loans was $3.9 million in 2003. There were no impaired loans in 2004 or 2002.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS
AND OTHER INVESTMENT INFORMATION

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represents more than 5.0% of the portfolio at December 31, 2004.

(% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)               2004           2003
                                                         ------------   ------------
       California                                                41.7%          34.8%
       Texas                                                     10.2           13.4
       Oregon                                                     7.4            8.2
       Delaware                                                   5.4            6.8

                                       19



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5.0% of the portfolio at December 31, 2004 and 2003.

(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)                2004           2003
                                                               ------------   ------------
       California                                                      19.8%          21.8%
       New Jersey                                                      12.3           14.2
       Illinois                                                        12.2           15.6
       New York                                                         9.5           12.3
       Pennsylvania                                                     7.2           11.3
       Ohio                                                             6.3            1.8
       Texas                                                            6.1            2.5
       Arizona                                                          5.5            1.0

     The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)                2004           2003
                                                               ------------   ------------
       Warehouse                                                       30.1%          21.3%
       Office buildings                                                24.2           24.5
       Retail                                                          23.7           27.4
       Apartment complex                                               16.6           18.4
       Industrial                                                       1.5            2.4
       Other                                                            3.9            6.0
                                                               ------------   ------------
                                                                      100.0%         100.0%
                                                               ============   ============

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2004 for loans that were not in foreclosure are as follows:

                                                      NUMBER OF    CARRYING
($ IN THOUSANDS)                                        LOANS        VALUE      PERCENT
                                                     ----------   ----------   ----------
             2005                                         2       $    5,918          1.2%
             2006                                         4           23,406          4.9
             2007                                         5           14,784          3.1
             2008                                         4           24,223          5.0
             2009                                        14           55,182         11.5
             Thereafter                                  86          356,767         74.3
                                                     ----------   ----------   ----------
                    Total                                115      $  480,280        100.0%
                                                     ==========   ==========   ==========

     In 2004, one commercial mortgage loan in the amount of $798 thousand became contractually due and was paid as due. None were foreclosed or in the process of foreclosure, and none were in the process of refinancing or restructuring discussions.
     Included in fixed income securities are below investment grade assets totaling $209.3 million and $181.2 million at December 31, 2004 and 2003, respectively.
     At December 31, 2004, the carrying value of investments that were non-income producing was $232 thousand. At December 31, 2004, fixed income securities with a carrying value of $2.7 million were on deposit with regulatory authorities as required by law.

SECURITIES LENDING

     The Company participates in securities lending programs with third parties, mostly large brokerage firms. At December 31, 2004 and 2003, fixed income securities with a carrying value of $130.8 million and $134.5 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and

                                       20



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $300 thousand, $324 thousand and $370 thousand, for the years ending December 31, 2004, 2003 and 2002, respectively.

7.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including DAC and reinsurance recoverables) and liabilities
(including reserve for life-contingent contract benefits and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS

                                                      DECEMBER 31, 2004            DECEMBER 31, 2003
                                                ---------------------------   ---------------------------
                                                  CARRYING        FAIR          CARRYING        FAIR
(IN THOUSANDS)                                      VALUE         VALUE          VALUE          VALUE
                                                ------------   ------------   ------------   ------------
Fixed income securities                         $  5,545,647   $  5,545,647   $  4,415,327   $  4,415,327
Mortgage loans                                       480,280        505,890        385,643        412,554
Short-term investments                               111,509        111,509         22,756         22,756
Policy loans                                          34,948         34,948         34,107         34,107
Separate accounts                                    792,550        792,550        665,875        665,875

     Fair values of publicly traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-publicly traded securities, primarily privately placed corporate obligations, is based on either widely accepted pricing valuation models, which use internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs, or independent third party pricing sources.
Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral.
Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate accounts assets are carried in the Statements of Financial Position at fair value based upon quoted market prices.

FINANCIAL LIABILITIES

                                                     DECEMBER 31, 2004             DECEMBER 31, 2003
                                                ---------------------------   ---------------------------
                                                  CARRYING        FAIR          CARRYING        FAIR
(IN THOUSANDS)                                     VALUE          VALUE          VALUE          VALUE
                                                ------------   ------------   ------------   ------------
Contractholder funds on investment contracts    $  3,434,238   $  3,367,458   $  2,351,896   $  2,334,800
Separate accounts                                    792,550        792,550        665,875        665,875

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts are not considered financial instruments subject to fair value disclosure requirements.
The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities are valued at the account balance less surrender charges. Immediate annuities without life contingencies are valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Separate accounts liabilities are carried at the fair value of the underlying assets.

                                       21



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivative financial instruments to reduce its exposure to market risk, principally interest rate and foreign currency risk, and in conjunction with asset/liability management. The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments:

                                                                                CARRYING         CARRYING
                                                  NOTIONAL        FAIR           VALUE            VALUE
(IN THOUSANDS)                                     AMOUNT         VALUE        ASSETS (1)    (LIABILITIES)(1)
                                                ------------   ------------   ------------   ----------------
AT DECEMBER 31, 2004
Financial futures contracts                     $    179,200   $         80   $        280   $           (200)
Interest rate cap agreements                         152,000          3,628          4,262               (634)
                                                ------------   ------------   ------------   ----------------
Total interest rate contracts                   $    331,200   $      3,708   $      4,542   $           (834)
                                                ============   ============   ============   ================

Foreign currency swap agreements                $      7,500   $       (724)  $          -   $           (724)
                                                ============   ============   ============   ================

Guaranteed accumulation benefits                $     93,507   $        141   $          -   $            141
                                                ============   ============   ============   ================

Guaranteed accumulation benefits
 reinsurance agreement                          $     93,507   $       (141)  $       (141)  $             -
                                                ============   ============   ============   ================

Structured settlement annuity
 reinsurance agreement                          $          -   $       (995)  $       (995)  $              -
                                                ============   ============   ============   ================

AT DECEMBER 31, 2003
Financial futures contracts                     $        700   $         (1)  $          -   $             (1)
Structured settlement annuity
 reinsurance agreement                                     -            225            225                  -

(1) Carrying value includes the effects of legally enforceable master netting agreements, if any. Fair value and carrying value of the assets and liabilities exclude accrued periodic settlements, which are reported in accrued investment income or other invested assets.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements, and are not representative of the potential for gain or loss on these agreements.
     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. For exchange traded derivative contracts, the fair value is based on dealer or exchange quotes. The fair value of non-exchange traded derivative contracts is based on either independent third party pricing sources, including dealer quotes, or widely accepted pricing and valuation models which use independent third party data as inputs.
     The Company manages its exposure to credit risk primarily by establishing risk control limits. The Company uses master netting agreements for over-the-counter derivative transactions, including foreign currency swap and interest rate cap agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. Futures contracts are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any associated potential credit risk. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.
     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

                                       22



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     The contractual amounts and fair values of off-balance-sheet financial instruments at December 31 are as follows:

                                                           2004                          2003
                                                ---------------------------   ---------------------------
                                                 CONTRACTUAL                  CONTRACTUAL
(IN THOUSANDS)                                     AMOUNT       FAIR VALUE      AMOUNT        FAIR VALUE
                                                ------------   ------------   ------------   ------------
Commitments to extend mortgage loans            $     20,031   $        200   $      3,000   $         30

     The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.
     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The
Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

8.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the reserve for life-contingent contract benefits consists of the following:

(IN THOUSANDS)                                                         2004           2003
                                                                    ------------   ------------
Immediate annuities:
  Structured settlement annuities                                   $  1,674,902   $  1,586,610
  Other immediate annuities                                                7,529          5,688
Traditional life                                                          95,585         87,533
Other                                                                      4,435          3,940
                                                                    ------------   ------------
  Total reserve for life-contingent contract benefits               $  1,782,451   $  1,683,771
                                                                    ============   ============

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

          PRODUCT                          MORTALITY                   INTEREST RATE             ESTIMATION METHOD
Structured settlement           U.S. population with projected      Interest rate            Present value of
annuities                       calendar year improvements;         assumptions range        contractually specified
                                age setbacks for impaired           from 4.6% to 9.5%        future benefits
                                lives grading to standard

Other immediate annuities       1983 group annuity mortality        Interest rate            Present value of expected
                                table                               assumptions range        future benefits based on
                                                                    from 2.6% to 11.5%       historical experience

Traditional life                Actual company experience plus      Interest rate            Net level premium reserve
                                loading                             assumptions range        method using the
                                                                    from 4.0% to 8.0%        Company's withdrawal
                                                                                             experience rates
Other:
   Variable annuity             90% of 1994 group annuity           7%                       Projected benefit ratio
   guaranteed minimum           reserving table                                              applied to cumulative
   death benefits                                                                            assessments

   Supplemental                 Actual company experience plus                               Unearned premium;
   accident and health          loading                                                      additional contract
                                                                                             reserves for traditional
                                                                                             life

                                       23



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for certain immediate annuities with life contingencies. A liability of $240.3 million and $215.4 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2004 and 2003, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

     At December 31, contractholder funds consists of the following:

(IN THOUSANDS)                                                     2004           2003
                                                               ------------   ------------
Interest-sensitive life                                        $    368,608   $    309,076
Investment contracts:
  Fixed annuities                                                 2,890,254      1,861,456
  Immediate annuities and other                                     543,984        487,793
                                                               ------------   ------------
    Total contractholder funds                                 $  3,802,846   $  2,658,325
                                                               ============   ============

     The following table highlights the key contract provisions relating to contractholder funds:

           PRODUCT                         INTEREST RATE                       WITHDRAWAL/SURRENDER CHARGES
Interest-sensitive life            Interest rates credited range       Either a percentage of account balance or
                                   from 4.5% to 6.0%                   dollar amount grading off generally over 20
                                                                       years

Immediate and fixed                Interest rates credited range       Either a declining or a level percentage
  annuities                        from 1.9% to 11.5% for              charge generally over nine years or less.
                                   immediate annuities and 0.0%        Additionally, approximately 0.4% of fixed
                                   to 10.3% for fixed annuities        annuities are subject to a market value
                                                                       adjustment for discretionary withdrawals

Other:

  Variable guaranteed              Interest rates used in              Withdrawal and surrender charges are based on
   minimum income                  establishing reserves range         the terms of the related variable annuity
   benefit and secondary           from 1.75% to 10.3%                 contract
   guarantees on
   variable annuities

     Contractholder funds activity for the years ended December 31 is as follows:

(IN THOUSANDS)                                                     2004           2003
                                                               ------------   ------------
CONTRACTHOLDER FUNDS, BEGINNING BALANCE                        $  2,658,325   $  2,051,429
Impact of adoption of SOP 03-1 (1)                                    2,031              -
Deposits                                                          1,385,364        728,788
Interest credited to contractholder funds                           129,243        106,020
Benefits and withdrawals                                           (292,730)      (174,205)
Contract charges                                                    (41,573)       (40,554)
Net transfers to separate accounts                                  (39,906)       (16,944)
Other adjustments                                                     2,092          3,791
                                                               ------------   ------------
CONTRACTHOLDER FUNDS, ENDING BALANCE                           $  3,802,846   $  2,658,325
                                                               ============   ============

(1) The increase in contractholder funds due to the adoption of SOP 03-1 reflects the establishment of reserves for certain liabilities that are primarily related to income benefit guarantees provided under variable annuities and the reclassification of deferred sales inducements ("DSI") from contractholder funds to other assets.

                                       24



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

     ($ IN MILLIONS)                              DECEMBER 31,
                                                      2004
                                                  ------------
     IN THE EVENT OF DEATH
        Separate account value                    $      790.7
        Net amount at risk (1)                    $       85.5

        Average attained age of contractholders           62.9 years

     AT ANNUITIZATION
        Separate account value                    $       40.1
        Net amount at risk (2)                    $          -
        Weighted average waiting period until
         annuitization options available                   8.5 years

     ACCUMULATION AT SPECIFIED DATES
        Separate account value                    $       86.7
        Net amount at risk (3)                    $          -
        Weighted average waiting period until
         guarantee date                                   11.0 years

   (1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
   (2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
   (3) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

      The following summarizes the liabilities for guarantees:

                                                                     LIABILITY FOR   LIABILITY FOR
                                                     LIABILITY FOR     GUARANTEES     GUARANTEES
                                                       GUARANTEES      RELATED TO     RELATED TO
                                                       RELATED TO        INCOME       ACCUMULATION
     (IN THOUSANDS)                                  DEATH BENEFITS     BENEFITS        BENEFITS         TOTAL
                                                     --------------  --------------  --------------  --------------
     Balance at January 1, 2004                      $          868  $           74  $            -  $          942
      Less reinsurance recoverables                               -               -               -               -
                                                     --------------  --------------  --------------  --------------
     Net balance at January 1, 2004                             868              74               -             942

     Incurred guaranteed benefits                             1,777               7               -           1,784
     Paid guarantee benefits                                 (1,983)              -               -          (1,983)
                                                     --------------  --------------  --------------  --------------
      Net change                                               (206)              7               -            (199)

     Net balance at December 31, 2004                           662              81               -             743
      Plus reinsurance recoverables                               -               -            (141)           (141)
                                                     --------------  --------------  --------------  --------------
     Balance, December 31, 2004(1)                   $          662  $           81  $         (141) $          602
                                                     ==============  ==============  ==============  ==============

----------
   (1)  Included in the total liability balance are reserves for variable annuity death benefits of $662 thousand, variable annuity income benefits of $18 thousand, variable annuity accumulation benefits of
        $(141) thousand and other guarantees of $63 thousand.

                                       25



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.   REINSURANCE

     The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term and coinsurance agreements. These agreements result in a passing of specified percentages of mortality risk, depending on the issue date and product, to the reinsurer in exchange for negotiated reinsurance premium payments.
     Mortality risk on policies in excess of $250 thousand per life is ceded to ALIC. In addition, we used reinsurance to effect the disposal of substantially all of our direct response distribution business. As of December 31, 2004, the Company ceded $5.5 million to a subsidiary of Citigroup and Scottish Re (U.S.)
Inc. in connection with the disposal of the direct response business.
     As of December 31, 2004 and 2003, 32.4% and 23.2%, respectively, of our face amount of life insurance in force was reinsured to non-affiliates and ALIC.
We retain primary liability as a direct insurer for all risks ceded to reinsurers. Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. No single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract. See Note 4 for discussion of reinsurance agreements with ALIC. The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

(IN THOUSANDS)                                          2004         2003         2002
                                                     ----------   ----------   ----------
PREMIUMS AND CONTRACT CHARGES
Direct                                               $  151,799   $  128,713   $  148,749
Assumed - non-affiliate                                     719          337          471
Ceded
  Affiliate                                              (4,329)      (4,530)      (4,656)
  Non-affiliate                                         (11,805)      (3,491)      (1,212)
                                                     ----------   ----------   ----------
    Premiums and contract charges, net of
       reinsurance                                   $  136,384   $  121,029   $  143,352
                                                     ==========   ==========   ==========

     The effects of reinsurance on contract benefits and interest credited to contractholder funds for the years ended December 31 are as follows:

(IN THOUSANDS)                                          2004         2003         2002
                                                     ----------   ----------   ----------
CONTRACT BENEFITS AND INTEREST CREDITED TO
 CONTRACTHOLDER FUNDS
Direct                                               $  319,217   $  278,321   $  268,620
Assumed - non-affiliate                                     273          139           85
Ceded
  Affiliate                                                (985)      (1,590)        (901)
  Non-affiliate                                          (6,551)      (3,629)      (2,086)
                                                     ----------   ----------   ----------
    Contract benefits and interest credited to
       contractholder funds, net of reinsurance      $  311,954   $  273,241   $  265,718
                                                     ==========   ==========   ==========

     Included in reinsurance recoverables at December 31, 2004 and 2003 are the amounts due from ALIC of $1.1 million and $1.3 million, respectively. The table above excludes $2.7 million and $2.6 million of premiums and contract charges ceded to ALIC during 2004 and 2003 under the terms of the structured settlement reinsurance treaty and the GMAB reinsurance treaty (See Note 4).

                                       26



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10.   DEFERRED POLICY ACQUISITION COSTS

     Deferred policy acquisitions costs for the years ended December 31 are as follows:

(IN THOUSANDS)                                          2004         2003         2002
                                                     ----------   ----------   ----------
Balance, beginning of year                           $  187,437   $  166,925   $  156,615
   Impact of adoption of SOP 03-1 (1)                   (11,140)           -            -
   Disposition of operations (2)                         (3,213)           -            -
   Acquisition costs deferred                            92,502       58,905       56,852
   Amortization charged to income                       (25,971)     (29,969)     (23,535)
   Effect of unrealized gains and losses                 (1,442)      (8,424)     (23,007)
                                                     ----------   ----------   ----------
Balance, end of year                                 $  238,173   $  187,437   $  166,925
                                                     ==========   ==========   ==========

(1) The impact of adoption of SOP 03-1 includes a write-down in variable annuity DAC of $7.7 million, the reclassification of DSI from DAC to other assets resulting in a decrease to DAC of $4.1 million and an increase to DAC of $691 thousand for an adjustment to the effect of unrealized capital gains and losses.
(2) In 2004, DAC was reduced by $3.2 million related to the disposition of substantially all of our direct response distribution business (see Note
     3).

     Amortization charged to income includes $2.1 million, $1.7 million and $(1.0) million in 2004, 2003 and 2002, respectively, due to realized capital gains and losses.

     In 2004, DSI and related amortization is classified within the Statements of Financial Position and Operations and Comprehensive Income as other assets and interest credited to contractholder funds, respectively. Deferred sales inducement activity for the twelve months ended December 31, 2004 was as follows:

         (IN THOUSANDS)
         Balance, January 1, 2004 (1)                             $    2,369
         Sales inducements deferred                                    1,531
         Amortization charged to income                                 (760)
         Effects of unrealized gains and losses                         (185)
                                                                  ----------
         Balance, December 31, 2004                               $    2,955
                                                                  ==========

         (1) The January 1, 2004 balance includes a $3.0 million write-down of DSI due to the adoption of SOP 03-1 (see Note 2).

11.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

GUARANTEES

     In the normal course of business, the Company provides standard indemnifications to counterparties in contracts in connection with numerous transactions, including acquisitions and divestures. The types of indemnifications typically provided include indemnifications for breach of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and were entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur.
Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2004.

                                       27



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

REGULATION

     The Company is subject to changing social, economic and regulatory conditions. Recent state and federal regulatory initiatives and proceedings have included efforts to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company's business, if any, are uncertain.

     Regulatory bodies have contacted ALIC and some of its subsidiaries, including the Company, and have requested information relating to variable insurance products, including such areas as market timing and late trading and sales practices. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to variable insurance products sales and subaccount trading practices. ALIC and its subsidiaries, including the Company, have responded and will continue to respond to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

LEGAL PROCEEDINGS

BACKGROUND

     The Company and certain of its affiliates are named as defendants in a number of lawsuits and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" sub-section below, please note the following:

     - These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter, novel legal issues, variations between jurisdictions in which matters are being litigated, differences in applicable laws and judicial interpretations, the length of time before many of these matters might be resolved by settlement or through litigation and, in some cases, the timing of their resolutions relative to other similar cases brought against other companies, the fact that some of these matters are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined, the fact that some of these matters involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear, and the current challenging legal environment faced by large corporations and insurance companies.

     - In these matters, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages or are not specified. Often more specific information beyond the type of relief sought is not available because plaintiffs have not requested more specific relief in their court pleadings. In our experience, monetary demands in plaintiffs' court pleadings bear little relation to the ultimate loss, if any, to the Company.

     - For the reasons specified above, it is not possible to make meaningful estimates of the amount or range of loss that could result from these matters at this time. The Company reviews these matters on an on-going basis and follows the provisions of SFAS No. 5, "Accounting for Contingencies" when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     - In the opinion of the Company's management, while some of these matters may be material to the Company's operating results for any particular period if an unfavorable outcome results, none will have a material adverse effect on the financial condition of the Company.

                                       28



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided below.
     AIC is defending various lawsuits involving worker classification issues. A putative nationwide class action filed by former employee agents includes a worker classification issue; these agents are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice in late March 2004 by the trial court but is the subject of further proceedings on appeal. AIC has been vigorously defending this and various other worker classification lawsuits. The outcome of these disputes is currently uncertain.
     AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters include a lawsuit filed in December 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws, a class action filed in August 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act, breach of contract and ERISA violations, and a lawsuit filed in October 2004 by the EEOC alleging age discrimination with respect to a policy limiting the rehire of agents affected by the agency program reorganization. AIC is also defending another action, in which a class was certified in June 2004, filed by former employee agents who terminated their employment prior to the agency program reorganization. These plaintiffs have asserted claims under ERISA and for constructive discharge, and are seeking the benefits provided in connection with the reorganization. In late March 2004, in the first EEOC lawsuit and class action lawsuit, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to Allstate "any and all benefits received by the [agent] in exchange for signing the release." The court also "concluded that, on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs have asked the court to clarify and/or reconsider its memorandum and order. The case otherwise remains pending. A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA. This matter was dismissed with prejudice in late March 2004 by the trial court but is the subject of further proceedings on appeal. In these matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.
The outcome of these disputes is currently uncertain.

OTHER MATTERS

     The Corporation and some of its agents and subsidiaries, including the Company, have received interrogatories and demands to produce information from several regulatory and enforcement authorities. These authorities are seeking information relevant to on-going investigations into the possible violation of antitrust or insurance laws by unnamed parties and, in particular, are seeking information as to whether any person engaged in activities for the purpose of price fixing, market allocation, or bid rigging. Published press reports have indicated that numerous demands of this nature have been sent to insurance companies as part of industry-wide investigations. The Corporation has cooperated and intends to continue to cooperate with these and any similar requests for information.
     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits, some of which involve claims for substantial or indeterminate amounts.
This litigation is based on a variety of issues and targets a range of the Company's practices. The outcome of these disputes is currently unpredictable.
However, at this time, based on their present status, it is the opinion of management that the ultimate liability, if any, in one or more of these other actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

                                       29



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12.   INCOME TAXES

     The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the
"Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the
Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return.
Effectively, this results in the Company's annual income tax provision being computed with adjustments as if the Company filed a separate return.
     The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1996 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.
     The components of the deferred income tax assets and liabilities at December 31 are as follows:

                                                                   2004           2003
                                                               ------------   ------------
(IN THOUSANDS)
DEFERRED ASSETS
Life and annuity reserves                                      $     77,104   $     56,408
Discontinued operations                                                 339          1,902
Premium installment receivable                                        2,991          2,328
Other assets                                                          1,509          2,659
                                                               ------------   ------------
   Total deferred assets                                             81,943         63,297
                                                               ------------   ------------

DEFERRED LIABILITIES
Deferred policy acquisition costs                                   (73,583)       (60,439)
Unrealized net capital gains                                        (83,599)       (74,698)
Difference in tax bases of investments                              (11,299)        (8,801)
Prepaid commission expense                                           (1,826)          (699)
Other liabilities                                                    (2,396)          (317)
                                                               ------------   ------------
   Total deferred liabilities                                      (172,703)      (144,954)
                                                               ------------   ------------

   Net deferred liability                                      $    (90,760)  $    (81,657)
                                                               ============   ============

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.

     The components of income tax expense for the years ended December 31 are as follows:

(IN THOUSANDS)                                          2004         2003         2002
                                                     ----------   ----------   ----------
Current                                              $   13,640   $    8,488   $   10,095
Deferred                                                  4,285        3,541        2,880
                                                     ----------   ----------   ----------
    Total income tax expense                         $   17,925   $   12,029   $   12,975
                                                     ==========   ==========   ==========

     The Company paid income taxes of $5.8 million, $15.7 million and $17.1 million in 2004, 2003 and 2002, respectively. The Company had a current income tax receivable of $367 thousand and $8.2 million at December 31, 2004 and 2003, respectively.

                                       30



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                        2004         2003         2002
                                                     ----------   ----------   ----------
Statutory federal income tax rate                          35.0%        35.0%        35.0%
State income tax expense                                    2.1          4.0          1.2
Other                                                      (1.6)        (2.2)        (1.3)
                                                     ----------   ----------   ----------
Effective income tax rate                                  35.5%        36.8%        34.9%
                                                     ==========   ==========   ==========

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. Pursuant to the American Jobs Creation Act of 2004 ("the 2004
Act"), the Company can reduce the policyholders surplus account in 2005 and 2006 without incurring any tax liability. The balance in this account at December 31, 2004, was $389 thousand, which prior to the 2004 Act would have resulted in federal income taxes payable of $136 thousand if such amounts had been distributed or deemed distributed from the policyholder surplus account. No provision for taxes has ever been made for this item since the Company had no intention of distributing such amounts. The Company expects to utilize this provision, thereby eliminating this potential tax liability.

13.   STATUTORY FINANCIAL INFORMATION

     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. The

State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual
("Codification"), subject to any deviations prescribed or permitted by the State of New York insurance Superintendent.
     Statutory accounting practices primarily differ from GAAP since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing investments and establishing deferred taxes on a different basis.
     Statutory net income for 2004, 2003 and 2002 was $13.6 million, $36.8 million and $1.2 million, respectively. Statutory capital and surplus as of December 31, 2004 and 2003 was $356.8 million and $294.6 million, respectively.

DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors.
The payment of shareholder dividends by the Company without prior approval of the state insurance regulator in any calendar year is limited to formula amounts based on statutory surplus and statutory net gain from operations, determined in conformity with statutory accounting practices, for the immediately preceding calendar year. The maximum amount of dividends that the Company can distribute during 2005 without prior approval of the New York State Insurance Department is $15.2 million. In the twelve-month period beginning January 1, 2004, the Company did not pay any dividends.

                                       31



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

14.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs, to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expenses agreement.
     Defined pension plans, sponsored by AIC, cover most full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The Company uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The allocated cost to the Company included in net income was $1.5 million, $1.4 million and $518 thousand for the pension plans in 2004, 2003 and 2002, respectively. AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plan's participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans are not funded.
AIC has the right to modify or terminate these plans. The allocated cost to the Company included in net income was $588 thousand, $431 thousand and $439 thousand for postretirement benefits other than pension plans in 2004, 2003 and 2002, respectively.

PROFIT SHARING PLAN

     Employees of AIC are eligible to become members of The Savings and Profit
Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.
     The Company's allocation of profit sharing expense from the Corporation was $1.3 million, $1.1 million and $1.3 million in 2004, 2003 and 2002, respectively.

                                       32



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

15.   OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income (loss) on a pretax and after-tax basis for the years ended December 31 are as follows:

(IN THOUSANDS)

                                                                    2004
                                                     ------------------------------------
                                                                                 After-
UNREALIZED CAPITAL GAINS AND LOSSES:                   Pretax        Tax          tax
                                                     ----------   ----------   ----------
  Unrealized holding gains arising during the
   period                                            $   20,221   $   (7,077)  $   13,144
  Less: reclassification adjustments                     (5,211)       1,824       (3,387)
                                                     ----------   ----------   ----------
  Unrealized net capital gains and losses                25,432       (8,901)      16,531
                                                     ----------   ----------   ----------
  Other comprehensive income                         $   25,432   $   (8,901)  $   16,531
                                                     ==========   ==========   ==========

(IN THOUSANDS)

                                                                    2003
                                                     ------------------------------------
                                                                                 After-
UNREALIZED CAPITAL GAINS AND LOSSES:                   Pretax        Tax          tax
                                                     ----------   ----------   ----------
  Unrealized holding losses arising during the
   period                                            $  (53,362)  $   18,677   $  (34,685)
  Less: reclassification adjustments                     (5,776)       2,022       (3,754)
                                                     ----------   ----------   ----------
  Unrealized net capital gains and losses               (47,586)      16,655      (30,931)
                                                     ----------   ----------   ----------
  Other comprehensive loss                           $  (47,586)  $   16,655   $  (30,931)
                                                     ==========   ==========   ==========

                                                                    2002
                                                     ------------------------------------
                                                                                 After-
UNREALIZED CAPITAL GAINS AND LOSSES:                   Pretax         Tax         tax
                                                     ----------   ----------   ----------
   Unrealized holding gains arising during the
    period                                           $   66,740   $  (23,359)  $   43,381
   Less: reclassification adjustments                   (11,200)       3,921       (7,279)
                                                     ----------   ----------   ----------
   Unrealized net capital gains and losses               77,940      (27,280)      50,660
                                                     ----------   ----------   ----------
   Other comprehensive income                        $   77,940   $  (27,280)  $   50,660
                                                     ==========   ==========   ==========

                                       33


                             ---------------------------------------------------
                             ALLSTATE LIFE OF NEW YORK VARIABLE LIFE
                             SEPARATE ACCOUNT A
                             FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 AND FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2004, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2004, the results of operations for the period then ended and the changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 24, 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                  AIM V. I.        AIM V. I.        AIM V. I.        AIM V. I.
                                  Variable         Variable         Variable         Variable         The Alger        The Alger
                               Insurance Fund   Insurance Fund   Insurance Fund   Insurance Fund    American Fund    American Fund
                                 Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                                                   AIM V. I.         AIM V. I.       AIM V. I.
                                   AIM V. I.        Capital            Dent           Mid Cap                       Alger Leveraged
                                 Basic Value     Appreciation     Demographics      Core Equity      Alger Growth        AllCap
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value      $         3,463  $         1,056  $        15,638  $         3,891  $        21,304  $        24,158
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total assets                 $         3,463  $         1,056  $        15,638  $         3,891  $        21,304  $        24,158
                               ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units             $         3,463  $         1,056  $        15,638  $         3,891  $        21,304  $        24,158
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total net assets             $         3,463  $         1,056  $        15,638  $         3,891  $        21,304  $        24,158
                               ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
  Number of shares                         293               47            2,773              297              607              795
                               ===============  ===============  ===============  ===============  ===============  ===============

  Cost of Investment           $         3,354  $           984  $        14,683  $         3,970  $        20,095  $        22,792
                               ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE   $         10.91  $         10.91  $         15.33  $         10.94  $         11.51  $         13.95
                               ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Fidelity         Fidelity         Fidelity          Fidelity       Fidelity
                                                    Variable         Variable         Variable          Variable       Variable
                                  The Alger        Insurance        Insurance        Insurance        Insurance        Insurance
                                American Fund    Products Fund    Products Fund    Products Fund    Products Fund    Products Fund
                                 Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                                 Alger MidCap          VIP                               VIP                              VIP
                                   Growth         Asset Manager  VIP Contrafund     Equity-Income     VIP Growth       Index 500
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value      $        33,284  $            36  $        46,318  $        33,765  $        47,707  $         6,294
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total assets                 $        33,284  $            36  $        46,318  $        33,765  $        47,707  $         6,294
                               ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units             $        33,284  $            36  $        46,318  $        33,765  $        47,707  $         6,294
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total net assets             $        33,284  $            36  $        46,318  $        33,765  $        47,707  $         6,294
                               ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
  Number of shares                       1,600                2            1,740            1,331            1,490               46
                               ===============  ===============  ===============  ===============  ===============  ===============

  Cost of Investment           $        29,994  $            36  $        42,421  $        31,208  $        45,719  $         5,875
                               ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE   $         18.45  $         12.62  $         15.76  $         14.39  $         11.29  $         12.11
                               ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------

                                 Fidelity         Fidelity        Fidelity                          Janus              Janus
                                 Variable         Variable        Variable                        Aspen Series       Aspen Series
                                 Insurance       Insurance        Insurance         Janus          (Service           (Service
                               Products Fund    Products Fund   Products Fund   Aspen Series        Shares)            Shares)
                                Sub-Account      Sub-Account     Sub-Account     Sub-Account      Sub-Account        Sub-Account
                              ---------------  --------------  --------------  --------------  -----------------  -----------------
                               VIP Investment       VIP                            Capital         Balanced         Foreign Stock
                                Grade Bond      Money Market    VIP Overseas    Appreciation   (Service Shares)   (Service Shares)
                              ---------------  --------------  --------------  --------------  -----------------  -----------------
ASSETS
Investments at fair value     $        15,048  $          119  $       10,777  $          735  $          14,806  $           3,028
                              ---------------  --------------  --------------  --------------  -----------------  -----------------

  Total assets                $        15,048  $          119  $       10,777  $          735  $          14,806  $           3,028
                              ===============  ==============  ==============  ==============  =================  =================

NET ASSETS
Accumulation units            $        15,048  $          119  $       10,777  $          735  $          14,806  $           3,028
                              ---------------  --------------  --------------  --------------  -----------------  -----------------

  Total net assets            $        15,048  $          119  $       10,777  $          735  $          14,806  $           3,028
                              ===============  ==============  ==============  ==============  =================  =================

FUND SHARE INFORMATION
  Number of shares                      1,136             119             615              30                587                215
                              ===============  ==============  ==============  ==============  =================  =================
  Cost of Investment          $        14,854  $          119  $        9,842  $          669  $          14,222  $           2,762
                              ===============  ==============  ==============  ==============  =================  =================

ACCUMULATION UNIT FAIR VALUE  $         10.84  $        12.35  $        12.46  $        11.50  $           12.64  $           12.34
                              ===============  ==============  ==============  ==============  =================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                    Janus           Janus
                                Aspen Series     Aspen Series         Lazard       MFS Variable    MFS Variable    MFS Variable
                                  (Service         (Service        Retirement        Insurance       Insurance      Insurance
                                   Shares)          Shares)       Series, Inc.         Trust          Trust           Trust
                                 Sub-Account      Sub-Account      Sub-Account      Sub-Account     Sub-Account    Sub-Account
                              ----------------  ----------------  --------------  --------------  ---------------  --------------
                                                   Worldwide
                                Mid Cap Value        Growth          Emerging     MFS Investors        MFS            MFS New
                              (Service Shares)  (Service Shares)     Markets       Growth Stock   Investors Trust    Discovery
                              ----------------  ----------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at fair value     $             86  $          3,738  $        3,443  $          698  $           133  $       12,744
                              ----------------  ----------------  --------------  --------------  ---------------  --------------

  Total assets                $             86  $          3,738  $        3,443  $          698  $           133  $       12,744
                              ================  ================  ==============  ==============  ===============  ==============

NET ASSETS
Accumulation units            $             86  $          3,738  $        3,443  $          698  $           133  $       12,744
                              ----------------  ----------------  --------------  --------------  ---------------  --------------

  Total net assets            $             86  $          3,738  $        3,443  $          698  $           133  $       12,744
                              ================  ================  ==============  ==============  ===============  ==============

FUND SHARE INFORMATION
  Number of shares                           6               140             248              73                7             857
                              ================  ================  ==============  ==============  ===============  ==============

  Cost of Investment          $             82  $          3,539  $        2,842  $          643  $           129  $       11,897
                              ================  ================  ==============  ==============  ===============  ==============

ACCUMULATION UNIT FAIR VALUE  $          11.44  $          14.06  $        21.15  $        10.99  $         10.83  $        17.93
                              ================  ================  ==============  ==============  ===============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------

                               MFS Variable   MFS Variable    MFS Variable      Oppenheimer        Oppenheimer
                                Insurance      Insurance       Insurance      Variable Account   Variable Account      Panorama
                                  Trust          Trust           Trust              Funds             Funds        Series Fund, Inc.
                               Sub-Account    Sub-Account     Sub-Account       Sub-Account        Sub-Account       Sub-Account
                              -------------  --------------  --------------  -----------------  -----------------  -----------------
                                                                                Oppenheimer        Oppenheimer        Oppenheimer
                                   MFS                                             Global          Main Street       International
                              Total Return   MFS Utilities      MFS Value        Securites      Small Cap Growth         Growth
                              -------------  --------------  --------------  -----------------  -----------------  -----------------
ASSETS
Investments at fair value     $       1,572  $       10,869  $          322  $           5,591  $          42,485  $           7,432
                              -------------  --------------  --------------  -----------------  -----------------  -----------------

  Total assets                $       1,572  $       10,869  $          322  $           5,591  $          42,485  $           7,432
                              =============  ==============  ==============  =================  =================  =================

NET ASSETS
Accumulation units            $       1,572  $       10,869  $          322  $           5,591  $          42,485  $           7,432
                              -------------  --------------  --------------  -----------------  -----------------  -----------------

  Total net assets            $       1,572  $       10,869  $          322  $           5,591  $          42,485  $           7,432
                              =============  ==============  ==============  =================  =================  =================

FUND SHARE INFORMATION
  Number of shares                       73             531              27                191              2,647              5,717
                              =============  ==============  ==============  =================  =================  =================

  Cost of Investment          $       1,508  $        9,145  $          321  $           5,271  $          37,303  $           6,392
                              =============  ==============  ==============  =================  =================  =================

ACCUMULATION UNIT FAIR VALUE  $       15.69  $        18.18  $        11.33  $           11.74  $           18.30  $           20.37
                              =============  ==============  ==============  =================  =================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                               PIMCO Advisors   PIMCO Advisors   PIMCO Advisors   PIMCO Variable   PIMCO Variable   PIMCO Variable
                                   Variable         Variable        Variable         Insurance        Insurance       Insurance
                               Insurance Trust  Insurance Trust  Insurance Trust       Trust             Trust          Trust
                                 Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                                     NFJ              OpCap         PEA Science                                          PIMCO
                               Small Cap Value      Small Cap     and Technology    Foreign Bond     Money Market     Real Return
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value      $           511  $        12,425  $        10,305  $         5,595  $        26,579  $           175
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total assets                 $           511  $        12,425  $        10,305  $         5,595  $        26,579  $           175
                               ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units             $           511  $        12,425  $        10,305  $         5,595  $        26,579  $           175
                               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total net assets             $           511  $        12,425  $        10,305  $         5,595  $        26,579  $           175
                               ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
  Number of shares                          37              344            5,540              551           26,579               14
                               ===============  ===============  ===============  ===============  ===============  ===============

  Cost of Investment           $           505  $        11,053  $        10,329  $         5,576  $        26,579  $           177
                               ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE   $         12.15  $         12.21  $          8.45  $         11.50  $         10.15  $         10.84
                               ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------

                            PIMCO Variable                                                        Salomon Brothers  Salomon Brothers
                               Insurance     Putnam Variable    Putnam Variable    Rydex Sector   Variable Series   Variable Series
                                 Trust       Trust (Class IA)   Trust (Class IA)     Rotation        Funds, Inc.       Funds, Inc.
                              Sub-Account      Sub-Account        Sub-Account       Sub-Account      Sub-Account       Sub-Account
                            --------------  -----------------  -----------------  --------------  ----------------  ----------------
                                                                VT International
                                 PIMCO        VT High Yield    Growth and Income   Rydex Sector                        High Yield
                             Total Return      (Class IA)          (Class IA)        Rotation       All Cap Fund         Bond
                            --------------  -----------------  -----------------  --------------  ----------------  ----------------
ASSETS
Investments at fair value   $       26,254  $          10,916  $           2,543  $        7,342  $         17,336  $          1,847
                            --------------  -----------------  -----------------  --------------  ----------------  ----------------

  Total assets              $       26,254  $          10,916  $           2,543  $        7,342  $         17,336  $          1,847
                            ==============  =================  =================  ==============  ================  ================

NET ASSETS
Accumulation units          $       26,254  $          10,916  $           2,543  $        7,342  $         17,336  $          1,847
                            --------------  -----------------  -----------------  --------------  ----------------  ----------------

  Total net assets          $       26,254  $          10,916  $           2,543  $        7,342  $         17,336  $          1,847
                            ==============  =================  =================  ==============  ================  ================

FUND SHARE INFORMATION
  Number of shares                   2,498              1,348                187             658             1,030               187
                            ==============  =================  =================  ==============  ================  ================

  Cost of Investment        $       26,244  $          10,437  $           2,237  $        6,666  $         16,532  $          1,905
                            ==============  =================  =================  ==============  ================  ================

ACCUMULATION UNIT FAIR
  VALUE                     $        11.73  $           13.71  $           18.20  $        15.14  $          16.10  $          11.05
                            ==============  =================  =================  ==============  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                           Salomon Brothers Scudder Variable Scudder Variable Scudder Variable
                           Variable Series  Insurance Trust  Insurance Trust  Insurance Trust  Scudder Variable    T. Rowe Price
                              Funds, Inc.      (Class A)        (Class A)         (Class A)        Series I     Equity Series, Inc.
                              Sub-Account      Sub-Account      Sub-Account      Sub-Account     Sub-Account        Sub-Account
                           ---------------- ---------------- ---------------- ---------------- ---------------- -------------------
                                                                                                                   T. Rowe Price
                                               EAFE Equity      Equity 500        Small Cap                          Blue Chip
                              Investors     Index (Class A)  Index (Class A)  Index (Class A)      Balanced           Growth
                           ---------------- ---------------- ---------------- ---------------- ---------------- -------------------
ASSETS
Investments at fair value  $             37 $          1,162 $         27,505 $         16,751 $         29,347 $             4,595
                           ---------------- ---------------- ---------------- ---------------- ---------------- -------------------

  Total assets             $             37 $          1,162 $         27,505 $         16,751 $         29,347 $             4,595
                           ================ ================ ================ ================ ================ ===================

NET ASSETS
Accumulation units         $             37 $          1,162 $         27,505 $         16,751 $         29,347 $             4,595
                           ---------------- ---------------- ---------------- ---------------- ---------------- -------------------

  Total net assets         $             37 $          1,162 $         27,505 $         16,751 $         29,347 $             4,595
                           ================ ================ ================ ================ ================ ===================

FUND SHARE INFORMATION
  Number of shares                        3              122            2,161            1,167            2,508                 506
                           ================ ================ ================ ================ ================ ===================

  Cost of Investment       $             38 $          1,021 $         25,653 $         14,916 $         27,890 $             4,271
                           ================ ================ ================ ================ ================ ===================

ACCUMULATION UNIT FAIR
  VALUE                    $          11.05 $          17.24 $          15.02 $          18.44 $          12.55 $             10.91
                           ================ ================ ================ ================ ================ ===================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                  The Universal    The Universal    The Universal       Van Eck          Van Eck
                              T. Rowe Price       Institutional    Institutional    Institutional      Worldwide        Worldwide
                            Equity Series, Inc.    Funds, Inc.      Funds, Inc.      Funds, Inc.    Insurance Trust  Insurance Trust
                                Sub-Account        Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                            -------------------  ---------------  ---------------  ---------------  ---------------  ---------------
                                                                                                                         Van Eck
                                                    Van Kampen                        Van Kampen       Van Eck          Worldwide
                               T. Rowe Price            UIF         Van Kampen         UIF U.S.        Worldwide         Emerging
                               Equity Income      Equity Growth   UIF High Yield     Real Estate    Absolute Return      Markets
                            -------------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value   $            20,053  $         1,855  $         4,300  $         7,077  $         2,010  $         2,056
                            -------------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total assets              $            20,053  $         1,855  $         4,300  $         7,077  $         2,010  $         2,056
                            ===================  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units          $            20,053  $         1,855  $         4,300  $         7,077  $         2,010  $         2,056
                            -------------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total net assets          $            20,053  $         1,855  $         4,300  $         7,077  $         2,010  $         2,056
                            ===================  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
  Number of shares                          898              135              591              346              204              135
                            ===================  ===============  ===============  ===============  ===============  ===============

  Cost of Investment        $            18,781  $         1,751  $         4,171  $         6,133  $         2,005  $         1,931
                            ===================  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR
  VALUE                     $             16.15  $         10.88  $         13.25  $         19.14  $          9.93  $         12.74
                            ===================  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------

                                          Van Kampen            Van Kampen          Van Kampen
                                        Life Investment      Life Investment     Life Investment
                                             Trust                Trust          Trust (Class II)
                                          Sub-Account          Sub-Account          Sub-Account
                                      ------------------   ------------------   ------------------
                                                                                        LIT
                                              LIT               LIT Growth           Aggressive
                                          Government             & Income        Growth (Class II)
                                      ------------------   ------------------   ------------------
ASSETS
Investments at fair value             $            1,206   $           17,059   $            4,524
                                      ------------------   ------------------   ------------------

  Total assets                        $            1,206   $           17,059   $            4,524
                                      ==================   ==================   ==================

NET ASSETS
Accumulation units                    $            1,206   $           17,059   $            4,524
                                      ------------------   ------------------   ------------------

  Total net assets                    $            1,206   $           17,059   $            4,524
                                      ==================   ==================   ==================

FUND SHARE INFORMATION
  Number of shares                                   127                  883                  931
                                      ==================   ==================   ==================

  Cost of Investment                  $            1,201   $           15,687   $            4,086
                                      ==================   ==================   ==================

ACCUMULATION UNIT FAIR VALUE          $            10.39   $            15.49   $            11.25
                                      ==================   ==================   ==================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------

                                    AIM Variable    AIM Variable    AIM Variable     AIM Variable
                                     Insurance        Insurance       Insurance       Insurance       The Alger       The Alger
                                       Funds            Funds           Funds           Funds       American Fund   American Fund
                                    Sub-Account      Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                  --------------- ---------------- --------------  ---------------  -------------  ---------------
                                                      AIM V. I.                       AIM V. I.
                                     AIM V. I.         Capital     AIM V. I. Dent      Mid Cap          Alger      Alger Leveraged
                                  Basic Value (a) Appreciation (a)  Demographics   Core Equity (a)      Growth         AllCap
                                  --------------- ---------------- --------------  ---------------  -------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                         $             - $              - $            -  $             6  $           -  $             -
                                  --------------- ---------------- --------------  ---------------  -------------  ---------------

    Net investment income (loss)                -                -              -                6              -                -
                                  --------------- ---------------- --------------  ---------------  -------------  ---------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
  shares:
  Proceeds from sales                         538              107            844                7          1,247            1,132
  Cost of investments sold                    536              102            854                7          1,271            1,142
                                  --------------- ---------------- --------------  ---------------  -------------  ---------------

    Realized gains (losses) on
      fund shares                               2                5            (10)               -            (24)             (10)

Realized gain distributions                     -                -              -              165              -                -
                                  --------------- ---------------- --------------  ---------------  -------------  ---------------

    Net realized gains (losses)                 2                5            (10)             165            (24)             (10)

Change in unrealized gains
  (losses)                                    109               72            949              (79)         1,131            1,318
                                  --------------- ---------------- --------------  ---------------  -------------  ---------------

    Net realized and unrealized
      gains (losses) on
      investments                             111               77            939               86          1,107            1,308
                                  --------------- ---------------- --------------  ---------------  -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                 $           111 $             77 $          939  $            92  $       1,107  $         1,308
                                  =============== ================ ==============  ===============  =============  ===============

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------

                                                      Fidelity        Fidelity       Fidelity       Fidelity        Fidelity
                                                      Variable        Variable       Variable       Variable        Variable
                                     The Alger        Insurance       Insurance      Insurance      Insurance       Insurance
                                   American Fund    Products Fund   Products Fund  Products Fund  Products Fund   Products Fund
                                    Sub-Account      Sub-Account     Sub-Account    Sub-Account    Sub-Account     Sub-Account
                                  --------------- ---------------- -------------- --------------- -------------  ---------------
                                                         VIP
                                    Alger MidCap        Asset            VIP            VIP                            VIP
                                       Growth        Manager (a)     Contrafund    Equity-Income    VIP Growth    Index 500 (a)
                                  --------------- ---------------- -------------- --------------- -------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                         $             - $              - $           27 $            58 $          11  $             -
                                  --------------- ---------------- -------------- --------------- -------------  ---------------

    Net investment income (loss)                -                -             27              58            11                -
                                  --------------- ---------------- -------------- --------------- -------------  ---------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
  shares:
  Proceeds from sales                         831                1          1,409           1,191         2,125              938
  Cost of investments sold                    819                -          1,364           1,167         2,149              936
                                  --------------- ---------------- -------------- --------------- -------------  ---------------

    Realized gains (losses) on
      fund shares                              12                1             45              24           (24)               2

Realized gain distributions                     -                -              -              14             -                -
                                  --------------- ---------------- -------------- --------------- -------------  ---------------

    Net realized gains (losses)                12                1             45              38           (24)               2

Change in unrealized gains
  (losses)                                  3,209                -          3,773           2,476         1,903              419
                                  --------------- ---------------- -------------- --------------- -------------  ---------------

    Net realized and unrealized
      gains (losses) on
      investments                           3,221                1          3,818           2,514         1,879              421
                                  --------------- ---------------- -------------- --------------- -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                 $         3,221 $              1 $        3,845 $         2,572 $       1,890  $           421
                                  =============== ================ ============== =============== =============  ===============

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------

                                    Fidelity       Fidelity                           Janus            Janus            Janus
                                    Variable       Variable                       Aspen Series     Aspen Series    Aspen Series
                                    Insurance      Insurance        Janus           (Service         (Service        (Service
                                  Products Fund  Products Fund   Aspen Series        Shares)          Shares)         Shares)
                                   Sub-Account   Sub-Accounts     Sub-Account      Sub-Account     Sub-Account      Sub-Account
                                  -------------- ------------- ---------------- ---------------- ---------------- ----------------
                                                                                                  Foreign Stock    Mid Cap Value
                                  VIP Investment      VIP          Capital          Balanced     (Service Shares) (Service Shares)
                                    Grade Bond      Overseas   Appreciation (a) (Service Shares)       (b)              (a)
                                  -------------- ------------- ---------------- ---------------- ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                         $           69 $          16 $              1 $            268 $              5 $              -
                                  -------------- ------------- ---------------- ---------------- ---------------- ----------------

    Net investment income (loss)              69            16                1              268                5                -
                                  -------------- ------------- ---------------- ---------------- ---------------- ----------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
  shares:
  Proceeds from sales                        860           619                -              654              241                3
  Cost of investments sold                   868           608                -              649              231                3
                                  -------------- ------------- ---------------- ---------------- ---------------- ----------------

    Realized gains (losses) on
      fund shares                             (8)           11                -                5               10                -

Realized gain distributions                   50             -                -                -                -                -
                                  -------------- ------------- ---------------- ---------------- ---------------- ----------------

    Net realized gains (losses)               42            11                -                5               10                -

Change in unrealized gains
  (losses)                                   187           894               66              578              261                4
                                  -------------- ------------- ---------------- ---------------- ---------------- ----------------

    Net realized and unrealized
      gains (losses) on
      investments                            229           905               66              583              271                4
                                  -------------- ------------- ---------------- ---------------- ---------------- ----------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                 $          298 $         921 $             67 $            851 $            276 $              4
                                  ============== ============= ================ ================ ================ ================

(a) For period beginning April 30, 2004 and ended December 31, 2004

(b) Previously known as International Value (Service Shares)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                        Janus
                                    Aspen Series      Lazard      MFS Variable     MFS Variable      MFS Variable    MFS Variable
                                      (Service      Retirement      Insurance       Insurance          Insurance       Insurance
                                       Shares)     Series, Inc.       Trust           Trust              Trust           Trust
                                     Sub-Account   Sub-Account     Sub-Account     Sub-Account        Sub-Account     Sub-Account
                                  ---------------- ------------ ---------------- ------------------- ------------  ----------------
                                  Worldwide Growth   Emerging     MFS Investors          MFS           MFS New            MFS
                                  (Service Shares)   Markets    Growth Stock (a) Investors Trust (a)  Discovery    Total Return (a)
                                  ---------------- ------------ ---------------- ------------------- ------------  ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                         $             25 $         11 $              - $                 - $          -  $              -
                                  ---------------- ------------ ---------------- ------------------- ------------  ----------------

    Net investment income (loss)                25           11                -                   -            -                 -
                                  ---------------- ------------ ---------------- ------------------- ------------  ----------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
  shares:
  Proceeds from sales                          276          253                -                  23          713                72
  Cost of investments sold                     276          237                -                  22          725                69
                                  ---------------- ------------ ---------------- ------------------- ------------  ----------------

    Realized gains (losses) on
      fund shares                                -           16                -                   1          (12)                3

Realized gain distributions                      -            -                -                   -            -                 -
                                  ---------------- ------------ ---------------- ------------------- ------------  ----------------

    Net realized gains (losses)                  -           16                -                   1          (12)                3

Change in unrealized gains (losses)            196          598               55                   4          844                64
                                  ---------------- ------------ ---------------- ------------------- ------------  ----------------

    Net realized and unrealized
      gains (losses) on
      investments                              196          614               55                   5          832                67
                                  ---------------- ------------ ---------------- ------------------- ------------  ----------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                 $            221 $        625 $             55 $                 5 $        832  $             67
                                  ================ ============ ================ =================== ============  ================

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                   MFS Variable  MFS Variable    Oppenheimer      Oppenheimer                       PIMCO Advisors
                                    Insurance     Insurance   Variable Account      Variable          Panorama         Variable
                                      Trust         Trust           Funds        Account Funds   Series Fund, Inc. Insurance Trust
                                   Sub-Account   Sub-Account     Sub-Account     Sub-Account         Sub-Account      Sub-Account
                                  ------------- ------------- ---------------- ----------------- ----------------- ----------------
                                                                 Oppenheimer      Oppenheimer       Oppenheimer           NFJ
                                                                   Global      Main Street Small   International       Small Cap
                                  MFS Utilities MFS Value (a)  Securities (a)    Cap Growth            Growth          Value (a)
                                  ------------- ------------- ---------------- ----------------- ----------------- ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                         $          55 $           - $              - $               - $              13 $             10
                                  ------------- ------------- ---------------- ----------------- ----------------- ----------------

    Net investment income (loss)             55             -                -                 -                13               10
                                  ------------- ------------- ---------------- ----------------- ----------------- ----------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
  shares:
  Proceeds from sales                       997             -              148             1,508               669               27
  Cost of investments sold                  933             -              143             1,455               649               25
                                  ------------- ------------- ---------------- ----------------- ----------------- ----------------

    Realized gains (losses) on
      fund shares                            64             -                5                53                20                2

Realized gain distributions                   -             -                -                 -                 -                -
                                  ------------- ------------- ---------------- ----------------- ----------------- ----------------

    Net realized gains (losses)              64             -                5                53                20                2

Change in unrealized gains
  (losses)                                1,677             1              320             5,129             1,033                6
                                  ------------- ------------- ---------------- ----------------- ----------------- ----------------

    Net realized and unrealized
      gains (losses) on
      investments                         1,741             1              325             5,182             1,053                8
                                  ------------- ------------- ---------------- ----------------- ----------------- ----------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                 $       1,796 $           1 $            325 $           5,182 $           1,066 $             18
                                  ============= ============= ================ ================= ================= ================

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------

                              PIMCO Advisors   PIMCO Advisors   PIMCO Variable   PIMCO Variable   PIMCO Variable    PIMCO Variable
                                 Variable          Variable        Insurance        Insurance        Insurance        Insurance
                              Insurance Trust  Insurance Trust       Trust            Trust            Trust            Trust
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                   OpCap       PEA Science and      Foreign           Money            PIMCO         PIMCO Total
                                 Small Cap        Technology          Bond            Market      Real Return (a)      Return
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                     $             1  $             -  $            57  $           159  $             -  $           206
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

    Net investment income
     (loss)                                 1                -               57              159                -              206
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON
    INVESTMENTS

Realized gains (losses) on
  fund shares:
  Proceeds from sales                     621            1,249              397            8,214                4              845
  Cost of investments sold                619            1,364              399            8,214                3              839
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

    Realized gains (losses)
      on fund shares                        2             (115)              (2)               -                1                6

Realized gain distributions                 -                -               84                -                5              347
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
    Net realized gains
      (losses)                              2             (115)              82                -                6              353

Change in unrealized gains
  (losses)                              1,349              (25)              23                -               (2)               8
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

    Net realized and
      unrealized gains
      (losses) on investments           1,351             (140)             105                -                4              361
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS      $         1,352  $          (140) $           162  $           159  $             4  $           567
                              ===============  ===============  ===============  ===============  ===============  ===============

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       Salomon         Salomon          Salomon
                                  Putnam             Putnam                            Brothers        Brothers        Brothers
                              Variable Trust     Variable Trust        Rydex      Variable Series  Variable Series Variable Series
                                (Class IA)        (Class IA)      Variable Trust     Funds, Inc.     Funds, Inc.       Funds, Inc.
                                Sub-Account       Sub-Account      Sub-Account        Sub-Account    Sub-Account      Sub-Account
                              ---------------  ----------------   --------------   --------------  --------------- ---------------
                                               VT International
                                                 Growth and
                               VT High Yield        Income         Rydex Sector       All Cap        High Yield
                                (Class IA)        (Class IA)         Rotation          Fund            Bond (a)     Investors (a)
                              ---------------  ----------------   --------------   --------------  --------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                     $           254  $              5   $            -   $           87  $           109 $             1
                              ---------------  ----------------   --------------   --------------  --------------- ---------------

    Net investment income
     (loss)                               254                 5                -               87              109               1
                              ---------------  ----------------   --------------   --------------  --------------- ---------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON
    INVESTMENTS

Realized gains (losses) on
  fund shares:
  Proceeds from sales                     572               572              652              903              134               -
  Cost of investments sold                587               546              640              916              131               -
                              ---------------  ----------------   --------------   --------------  --------------- ---------------

    Realized gains (losses)
      on fund shares                      (15)               26               12              (13)               3               -

Realized gain distributions                 -                 -                -                -                -               -
                              ---------------  ----------------   --------------   --------------  --------------- ---------------

    Net realized gains
     (losses)                             (15)               26               12              (13)               3               -

Change in unrealized gains
  (losses)                                452               299              671              768              (58)             (1)
                              ---------------  ----------------   --------------   --------------  --------------- ---------------

    Net realized and
      unrealized gains
      (losses) on investments             437               325              683              755              (55)             (1)
                              ---------------  ----------------   --------------   --------------  --------------- ---------------

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS      $           691  $            330   $          683   $          842  $            54 $             -
                              ===============  ================   ==============   ==============  =============== ===============

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
---------------------------------------------------------- -------------------------------------------------------------------------

                              Scudder          Scudder          Scudder
                              Variable         Variable        Variable
                           Insurance Trust Insurance Trust  Insurance Trust Scudder Variable    T. Rowe Price     T. Rowe Price
                              (Class A)       (Class A)        (Class A)        Series I     Equity Series, Inc. Equity Series, Inc.
                             Sub-Account     Sub-Account      Sub-Account      Sub-Account        Sub-Account        Sub-Account
                           --------------- ---------------- --------------- ---------------- ------------------- -------------------
                             EAFE Equity                                                        T. Rowe Price
                                Index      Equity 500 Index Small Cap Index                       Blue Chip         T. Rowe Price
                              (Class A)       (Class A)        (Class A)        Balanced          Growth (a)        Equity Income
                           --------------- ---------------- --------------- ---------------- ------------------- -------------------

NET INVESTMENT INCOME
  (LOSS)
Dividends                  $             5 $            128 $            30 $            131 $                25 $               193
                           --------------- ---------------- --------------- ---------------- ------------------- -------------------

     Net investment income
      (loss)                             5              128              30              131                  25                 193
                           --------------- ---------------- --------------- ---------------- ------------------- -------------------

NET REALIZED AND
  UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS

Realized gains (losses) on
  fund shares:

  Proceeds from sales                   67            1,775             752            2,236                  80               1,925
  Cost of investments sold              66            1,748             725            2,203                  76               1,889
                           --------------- ---------------- --------------- ---------------- ------------------- -------------------

   Realized gains
     (losses) on fund
       shares                            1               27              27               33                   4                  36

Realized gain
  distributions                          -                -               -                -                   -                 357
                           --------------- ---------------- --------------- ---------------- ------------------- -------------------

     Net realized gains
      (losses)                           1               27              27               33                   4                 393

Change in unrealized gains
  (losses)                             140            1,754           1,778            1,421                 324               1,245
                           --------------- ---------------- --------------- ---------------- ------------------- -------------------

     Net realized and
       unrealized gains
        (losses) on
          investments                  141            1,781           1,805            1,454                 328               1,638
                           --------------- ---------------- --------------- ---------------- ------------------- -------------------

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS   $           146 $          1,909 $         1,835 $          1,585 $               353 $             1,831
                           =============== ================ =============== ================ =================== ===================

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Van Kampen
                              The Universal    The Universal   The Universal     Van Eck          Van Eck           Life
                              Institutional    Institutional   Institutional     Worldwide       Worldwide       Investment
                                Funds, Inc.      Funds, Inc.     Funds, Inc.  Insurance Trust Insurance Trust      Trust
                               Sub-Account      Sub-Account     Sub-Account     Sub-Account     Sub-Account      Sub-Account
                            ----------------- --------------- --------------- --------------- --------------- -----------------
                                                                                  Van Eck        Van Eck
                              Van Kampen                         Van Kampen      Worldwide      Worldwide
                                 UIF            Van Kampen     UIF U.S. Real     Absolute        Emerging           LIT
                            Equity Growth (a)  UIF High Yield      Estate        Return (a)     Markets (a)    Government (a)
                            ----------------- --------------- --------------- --------------- --------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends                   $              -  $           117 $            39 $             - $             - $               -
                            ----------------- --------------- --------------- --------------- --------------- -----------------

    Net investment income
     (loss)                                 -             117              39               -               -                 -
                            ----------------- --------------- --------------- --------------- --------------- -----------------

NET REALIZED AND
  UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS

Realized gains (losses) on
  fund shares:

  Proceeds from sales                      57             274             555               6               -                 -
  Cost of investments sold                 57             271             524               5               -                 -
                            ----------------- --------------- --------------- --------------- --------------- -----------------

    Realized gains
     (losses) on fund
       shares                               -               3              31               1               -                 -

Realized gain
  distributions                             -               -              45               -               -                 -
                            ----------------- --------------- -------\-------- --------------- --------------- -----------------

    Net realized gains
     (losses)                               -               3              76               1               -                 -

Change in unrealized gains
   (losses)                               104             118             937               5             125                 5
                            ----------------- --------------- --------------- --------------- --------------- -----------------

    Net realized and
      unrealized gains
       (losses) on
         investments                      104             121           1,013               6             125                 5
                            ----------------- --------------- --------------- --------------- --------------- -----------------

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS    $             104 $           238 $         1,052 $             6 $           125 $               5
                            ================= =============== =============== =============== =============== =================

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------

                                                                 Van Kampen        Van Kampen
                                                                    Life              Life
                                                                 Investment        Investment
                                                                    Trust       Trust (Class II)
                                                                 Sub-Account       Sub-Account
                                                              ----------------  ----------------
                                                                                       LIT
                                                                                   Aggressive
                                                                LIT Growth &         Growth
                                                                   Income        (Class II) (a)
                                                              ----------------  ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                                     $             30  $              -
                                                              ----------------  ----------------
    Net investment income (loss)                                            30                 -
                                                              ----------------  ----------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                                    1,349                14
  Cost of investments sold                                               1,325                13
                                                              ----------------  ----------------
    Realized gains (losses) on fund shares                                  24                 1

Realized gain distributions                                                  -                 -
                                                              ----------------  ----------------
    Net realized gains (losses)                                             24                 1

Change in unrealized gains (losses)                                      1,360               438
                                                              ----------------  ----------------
    Net realized and unrealized gains (losses) on
      investments                                                        1,384               439
                                                              ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             $          1,414  $            439
                                                              ================  ================

(a) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                         Aim Variable              Aim Variable              Aim Variable
                                                           Insurance                 Insurance                 Insurance
                                                             Funds                     Funds                     Funds
                                                          Sub-Account               Sub-Account               Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                           AIM V.I.                  AIM V.I.                AIM V.I. Dent
                                                          Basic Value          Capital Appreciation          Demographics
                                                    -----------------------   -----------------------   -----------------------
                                                     2004 (a)     2003 (a)     2004 (a)     2003 (a)       2004       2003 (c)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $        -   $        -   $        -   $        -   $        -   $        -
Net realized gains (losses)                                  2            -            5            -          (10)           -
Change in unrealized gains (losses)                        109            -           72            -          949            6
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                          111            -           77            -          939            6
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                 3,550            -        1,198            -       19,094          649
Payments on termination                                      -            -            -            -          (23)           -
Monthly deductions:
  Cost of insurance                                       (158)           -         (205)           -       (3,550)        (115)
  Mortality and expense risk charge                         (3)           -           (1)           -          (42)           -
  Administrative expense charge                            (34)           -          (33)           -         (544)         (21)
  Policy fee                                               (48)           -          (18)           -         (798)         (14)
Transfers among the sub-accounts
  and with the Fixed Account - net                          45            -           38            -           57            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                               3,352            -          979            -       14,194          499
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                        3,463            -        1,056            -       15,133          505

NET ASSETS AT BEGINNING OF PERIOD                            -            -            -            -          505            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS AT END OF PERIOD                         $    3,463   $        -   $    1,056   $        -   $   15,638   $      505
                                                    ==========   ==========   ==========   ==========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                   -            -            -            -           36            -
    Units issued                                           371            -          107            -        1,043           36
    Units redeemed                                         (54)           -          (10)           -          (59)           -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                       317            -           97            -        1,020           36
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a)  For period beginning April 30, 2004 and ended December 31, 2004

(c)  For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                         Aim Variable                The Alger                 The Alger
                                                           Insurance                 American                  American
                                                             Funds                     Fund                      Fund
                                                          Sub-Account               Sub-Account               Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                                                                                Alger
                                                           AIM V.I.                    Alger                  Leveraged
                                                      Mid Cap Core Equity             Growth                    AllCap
                                                    -----------------------   -----------------------   -----------------------
                                                     2004 (a)     2003 (a)       2004       2003 (c)       2004       2003 (c)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $        6   $        -   $        -   $        -   $        -   $        -
Net realized gains (losses)                                165            -          (24)           -          (10)          (2)
Change in unrealized gains (losses)                        (79)           -        1,131           78        1,318           48
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                           92            -        1,107           78        1,308           46
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                 3,896            -       24,947        2,169       22,681        4,495
Payments on termination                                      -            -         (104)           -            -            -
Monthly deductions:
  Cost of insurance                                        (67)           -       (4,805)        (230)      (3,141)         (95)
  Mortality and expense risk charge                         (3)           -          (66)          (2)         (49)          (1)
  Administrative expense charge                             (7)           -         (832)         (31)        (562)         (16)
  Policy fee                                               (20)           -       (1,125)         (39)        (542)         (20)
Transfers among the sub-accounts
  and with the Fixed Account - net                           -            -          237            -           54            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                               3,799            -       18,252        1,867       18,441        4,363
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                        3,891                    19,359        1,945       19,749        4,409

NET ASSETS AT BEGINNING OF PERIOD                            -            -        1,945            -        4,409            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS AT END OF PERIOD                         $    3,891   $        -   $   21,304   $    1,945   $   24,158   $    4,409
                                                    ==========   ==========   ==========   ==========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                   -            -          178            -          342            -
    Units issued                                           357            -        1,790          184        1,478          346
    Units redeemed                                          (1)           -         (116)          (6)         (88)          (4)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                       356            -        1,852          178        1,732          342
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a)  For period beginning April 30, 2004 and ended December 31, 2004

(c)  For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                          The Alger                   Fidelity                 Fidelity
                                                           American              Variable Insurance        Variable Insurance
                                                             Fund                  Products Fund             Products Fund
                                                          Sub-Account                Sub-Account               Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                            Alger
                                                            MidCap                      VIP                       VIP
                                                            Growth                 Asset Manager              Contrafund
                                                    -----------------------   -----------------------   -----------------------
                                                       2004       2003 (c)     2004 (a)     2003 (a)       2004       2003 (c)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $        -   $        -   $        -   $        -   $       27   $        -
Net realized gains (losses)                                 12            -            1            -           45            1
Change in unrealized gains (losses)                      3,209           81            -            -        3,773          124
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                        3,221           81            1            -        3,845          125
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                38,479        4,213           70            -       49,853        6,781
Payments on termination                                   (120)           -            -            -         (252)           -
Monthly deductions:
  Cost of insurance                                     (9,050)        (386)         (21)           -       (9,757)        (461)
  Mortality and expense risk charge                        (95)          (3)           -            -         (100)          (1)
  Administrative expense charge                         (1,391)         (61)          (4)           -       (1,460)         (36)
  Policy fee                                            (1,945)         (83)         (10)           -       (2,204)         (65)
Transfers among the sub-accounts
  and with the Fixed Account - net                         377           47            -            -           51           (1)
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                              26,255        3,727           35            -       36,131        6,217
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS                       29,476        3,808           36            -       39,976        6,342

NET ASSETS AT BEGINNING OF PERIOD                        3,808            -            -            -        6,342            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS AT END OF PERIOD                         $   33,284   $    3,808   $       36   $        -   $   46,318   $    6,342
                                                    ==========   ==========   ==========   ==========   ==========   ==========
UNITS OUTSTANDING
  Units outstanding at beginning of period                 233            -            -            -          465            -
    Units issued                                         1,621          236            3            -        2,572          470
    Units redeemed                                         (50)          (3)           -            -          (98)          (5)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                     1,804          233            3            -        2,939          465
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a)  For period beginning April 30, 2004 and ended December 31, 2004

(c)  For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                            Fidelity                  Fidelity                  Fidelity
                                                       Variable Insurance        Variable Insurance        Variable Insurance
                                                          Products Fund             Products Fund             Products Fund
                                                           Sub-Account               Sub-Account               Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                              VIP                       VIP                       VIP
                                                         Equity-Income                Growth                  Index 500
                                                    -----------------------   -----------------------   -----------------------
                                                       2004       2003 (c)       2004       2003 (c)     2004 (a)     2003 (a)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $       58   $        -   $       11   $        -   $        -   $        -
Net realized gains (losses)                                 38            1          (24)           -            2            -
Change in unrealized gains (losses)                      2,476           81        1,903           85          419            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                        2,572           82        1,890           85          421            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                46,186        2,993       63,426        3,385        5,849            -
Payments on termination                                   (135)           -         (653)           -            -            -
Monthly deductions:
  Cost of insurance                                    (13,042)        (386)     (14,582)        (296)        (669)           -
  Mortality and expense risk charge                        (86)          (1)        (122)          (1)         (13)           -
  Administrative expense charge                         (1,867)         (49)      (2,561)         (65)        (143)           -
  Policy fee                                            (2,771)         (65)      (3,154)         (88)        (106)           -
Transfers among the sub-accounts
  and with the Fixed Account - net                         333            1          442            1          955            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                              28,618        2,493       42,796        2,936        5,873            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS                       31,190        2,575       44,686        3,021        6,294            -

NET ASSETS AT BEGINNING OF PERIOD                        2,575            -        3,021            -            -            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS AT END OF PERIOD                         $   33,765   $    2,575   $   47,707   $    3,021   $    6,294   $        -
                                                    ==========   ==========   ==========   ==========   ==========   ==========
UNITS OUTSTANDING
  Units outstanding at beginning of period                 200            -          277            -            -            -
    Units issued                                         2,238          204        4,149          283          604            -
    Units redeemed                                         (92)          (4)        (202)          (6)         (84)           -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                     2,346          200        4,224          277          520            -
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a)  For period beginning April 30, 2004 and ended December 31, 2004

(c)  For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                            Fidelity                  Fidelity                  Fidelity
                                                       Variable Insurance        Variable Insurance        Variable Insurance
                                                         Products Fund             Products Fund             Products Fund
                                                          Sub-Account               Sub-Account               Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                         VIP Investment                 VIP                       VIP
                                                           Grade Bond               Money Market                Overseas
                                                    -----------------------   -----------------------   -----------------------
                                                       2004       2003 (c)     2004 (a)     2003 (a)       2004       2003 (c)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $       69   $        -   $        -   $        -   $       16   $        -
Net realized gains (losses)                                 42            -            -            -           11            -
Change in unrealized gains (losses)                        187            7            -            -          894           41
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                          298            7            -            -          921           41
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                                20,286        1,507          119            -       12,673          914
Payments on termination                                    (24)           -            -            -          (18)           -
Monthly deductions:
  Cost of insurance                                     (5,084)        (210)           -            -       (2,841)        (131)
  Mortality and expense risk charge                        (35)          (1)           -            -          (24)           -
  Administrative expense charge                           (642)         (23)           -            -         (435)         (11)
  Policy fee                                            (1,009)         (25)           -            -         (559)         (11)
Transfers among the sub-accounts
  and with the Fixed Account - net                           3            -            -            -          258            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                              13,495        1,248          119            -        9,054          761
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                       13,793        1,255          119            -        9,975          802

NET ASSETS AT BEGINNING OF PERIOD                        1,255            -            -            -          802            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS AT END OF PERIOD                         $   15,048   $    1,255   $      119   $        -   $   10,777   $      802
                                                    ==========   ==========   ==========   ==========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                 121            -            -            -           73            -
    Units issued                                         1,348          123           10            -          847           73
    Units redeemed                                         (81)          (2)           -            -          (55)           -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                     1,388          121           10            -          865           73
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a)  For period beginning April 30, 2004 and ended December 31, 2004

(c)  For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       Janus                     Janus
                                                             Janus                  Aspen Series              Aspen Series
                                                          Aspen Series            (Service Shares)          (Service Shares)
                                                          Sub-Account                Sub-Account               Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                            Capital                  Balanced                Foreign Stock
                                                          Appreciation            (Service Shares)        (Service Shares) (b)
                                                    -----------------------   -----------------------   -----------------------
                                                     2004 (a)     2003 (a)       2004       2003 (c)       2004       2003 (c)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $        1   $        -   $      268   $        5   $        5   $        -
Net realized gains (losses)                                  -            -            5            -           10            -
Change in unrealized gains (losses)                         66            -          578            6          261            5
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                           67            -          851           11          276            5
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                   820            -       20,862        1,176        4,037          331
Payments on termination                                      -            -          (53)           -          (35)           -
Monthly deductions:
  Cost of insurance                                       (120)           -       (5,611)        (264)      (1,086)         (45)
  Mortality and expense risk charge                         (1)           -          (48)           -           (9)           -
  Administrative expense charge                            (26)           -         (742)         (17)        (210)          (7)
  Policy fee                                                (6)           -       (1,550)         (53)        (246)          (8)
Transfers among the sub-accounts
  and with the Fixed Account - net                           1            -          244            -           49          (24)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets
  from policy transactions                                 668            -       13,102          842        2,500          247
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS                          735            -       13,953          853        2,776          252

NET ASSETS AT BEGINNING OF PERIOD                            -            -          853            -          252            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS AT END OF PERIOD                         $      735   $        -   $   14,806   $      853   $    3,028   $      252
                                                    ==========   ==========   ==========   ==========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                   -            -           73            -           24            -
    Units issued                                            64            -        1,154           74          242           27
    Units redeemed                                           -            -          (55)          (1)         (21)          (3)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                        64            -        1,172           73          245           24
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(b)  Previously known as International Value (Service Shares)
(c)  For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                             Janus                     Janus                    Lazard
                                                         Aspen Series               Aspen Series              Retirement
                                                       (Service Shares)           (Service Shares)           Series, Inc.
                                                          Sub-Account                Sub-Account              Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                                                     Worldwide
                                                         Mid Cap Value                 Growth                  Emerging
                                                       (Service Shares)           (Service Shares)             Markets
                                                    -----------------------   -----------------------   -----------------------
                                                     2004 (a)     2003 (a)       2004       2003 (c)       2004       2003 (c)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $        -   $        -   $       25   $        -   $       11   $        -
Net realized gains (losses)                                  -            -            -            -           16            1
Change in unrealized gains (losses)                          4            -          196            3          598            3
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                            4            -          221            3          625            4
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                   143            -        6,073          187        4,275          161
Payments on termination                                      -            -           (1)           -           (7)           -
Monthly deductions:
  Cost of insurance                                        (41)           -       (1,890)         (59)      (1,141)         (49)
  Mortality and expense risk charge                          -            -          (10)           -           (6)           -
  Administrative expense charge                             (6)           -         (301)          (5)        (146)          (6)
  Policy fee                                               (14)           -         (480)          (9)        (291)         (16)
Transfers among the sub-accounts
  and with the Fixed Account - net                           -            -            9            -           40            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                                  82            -        3,400          114        2,724           90
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                           86            -        3,621          117        3,349           94

NET ASSETS AT BEGINNING OF PERIOD                            -            -          117            -           94            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

NET ASSETS AT END OF PERIOD                         $       86   $        -   $    3,738   $      117   $    3,443   $       94
                                                    ==========   ==========   ==========   ==========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                   -            -            9            -            6            -
    Units issued                                             7            -          278           10          171            7
    Units redeemed                                           -            -          (21)          (1)         (14)          (1)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                         7            -          266            9          163            6
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                      MFS Variable               MFS Variable                MFS Variable
                                                        Insurance                  Insurance                   Insurance
                                                         Trust                       Trust                       Trust
                                                      Sub-Account                 Sub-Account                 Sub-Account
                                               --------------------------  --------------------------  --------------------------
                                                     MFS Investors                    MFS                       MFS New
                                                      Growth Stock               Investors Trust               Discovery
                                               --------------------------  --------------------------  --------------------------
                                                 2004 (a)      2003 (a)       2004 (a)     2003 (a)        2004        2003 (c)
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                   $          -  $          -  $          -  $          -  $          -  $          -
Net realized gains (losses)                               -             -             1             -           (12)            -
Change in unrealized gains (losses)                      55             -             4             -           844             3
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
   from operations                                       55             -             5             -           832             3
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                                790             -           102             -        16,499           773
Payments on termination                                   -             -             -             -           (36)            -
Monthly deductions:
   Cost of insurance                                   (117)            -           (12)            -        (3,523)         (160)
   Mortality and expense risk charge                     (1)            -             -             -           (38)            -
   Administrative expense charge                        (25)            -            (2)            -          (645)          (13)
   Policy fee                                            (4)            -            (9)            -        (1,083)          (23)
Transfers among the sub-accounts
   and with the Fixed Account - net                       -             -            49             -           159            (1)
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
   from policy transactions                             643             -           128             -        11,333           576
                                               ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                       698             -           133             -        12,165           579

NET ASSETS AT BEGINNING OF PERIOD                         -             -             -             -           579             -
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $        698  $          -  $        133  $          -  $     12,744  $        579
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
   Units outstanding at beginning of period               -             -             -             -            34             -
     Units issued                                        63             -            14             -           719            38
     Units redeemed                                       -             -            (2)            -           (42)           (4)
                                               ------------  ------------  ------------  ------------  ------------  ------------
   Units outstanding at end of period                    63             -            12             -           711            34
                                               ============  ============  ============  ============  ============  ============

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                      MFS Variable               MFS Variable                MFS Variable
                                                       Insurance                   Insurance                   Insurance
                                                         Trust                       Trust                       Trust
                                                      Sub-Account                 Sub-Account                 Sub-Account
                                               --------------------------  --------------------------  --------------------------
                                                          MFS                         MFS                         MFS
                                                      Total Return                 Utilities                     Value
                                               --------------------------  --------------------------  --------------------------
                                                 2004 (a)      2003 (a)        2004        2003 (c)       2004 (a)     2003 (a)
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                   $          -  $          -  $         55  $          -  $          -  $          -
Net realized gains (losses)                               3             -            64             -             -             -
Change in unrealized gains (losses)                      64             -         1,677            47             1             -
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
   from operations                                       67             -         1,796            47             1             -
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                              1,473             -        12,869         1,969           340             -
Payments on termination                                   -             -           (40)            -             -             -
Monthly deductions:
   Cost of insurance                                   (178)            -        (4,181)         (163)          (20)            -
   Mortality and expense risk charge                     (2)            -           (31)           (1)            -             -
   Administrative expense charge                        (36)            -          (503)          (19)           (2)            -
   Policy fee                                           (47)            -          (849)          (27)           (6)            -
Transfers among the sub-accounts
   and with the Fixed Account - net                     295             -             2             -             9             -
                                               ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
   from policy transactions                           1,505             -         7,267         1,759           321             -
                                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                     1,572             -         9,063         1,806           322             -

NET ASSETS AT BEGINNING OF PERIOD                         -             -         1,806             -             -             -
                                               ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                    $      1,572  $          -  $     10,869  $      1,806  $        322  $          -
                                               ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
   Units outstanding at beginning of period               -             -           129             -             -             -
     Units issued                                       105             -           534           129            28             -
     Units redeemed                                      (5)            -           (65)            -             -             -
                                               ------------  ------------  ------------  ------------  ------------  ------------
   Units outstanding at end of period                   100             -           598           129            28             -
                                               ============  ============  ============  ============  ============  ============

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Oppenheimer                  Oppenheimer
                                                       Variable                     Variable                      Panorama
                                                     Account Funds                Account Funds               Series Fund, Inc.
                                                      Sub-Account                  Sub-Account                   Sub-Account
                                              --------------------------   --------------------------    --------------------------
                                                                                   Oppenheimer                   Oppenheimer
                                                      Oppenheimer               Main Street Small               International
                                                   Global Securities               Cap Growth                      Growth
                                              --------------------------   --------------------------    --------------------------
                                               2004 (a)       2003 (a)        2004         2003 (c)         2004          2003 (c)
                                              -----------    -----------    -----------    -----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                  $         -    $         -   $         -    $         -    $        13    $         -
Net realized gains (losses)                             5              -            53              -             20              1
Change in unrealized gains (losses)                   320              -         5,129             53          1,033              7
                                              -----------    -----------   -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                     325              -         5,182             53          1,066              8
                                              -----------    -----------   -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                            5,638              -        48,732          4,766         10,408            277
Payments on termination                                 -              -          (245)             -            (37)             -
Monthly deductions:
  Cost of insurance                                  (345)             -       (11,645)          (331)        (3,134)           (78)
  Mortality and expense risk charge                    (5)             -           (96)            (1)           (19)             -
  Administrative expense charge                       (43)             -        (1,774)           (52)          (442)            (8)
  Policy fee                                          (74)             -        (2,493)           (58)          (831)           (15)
Transfers among the sub-accounts
  and with the Fixed Account - net                     95              -           388             59            237              -
                                              -----------    -----------   -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                          5,266              -        32,867          4,383          6,182            176
                                              -----------    -----------   -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                   5,591              -        38,049          4,436          7,248            184

NET ASSETS AT BEGINNING OF PERIOD                       -              -         4,436              -            184              -
                                              -----------    -----------   -----------    -----------    -----------    -----------
NET ASSETS AT END OF PERIOD                   $     5,591    $         -   $    42,485    $     4,436    $     7,432    $       184
                                              ===========    ===========   ===========    ===========    ===========    ===========
UNITS OUTSTANDING
  Units outstanding at beginning of period              -              -           289              -             11              -
    Units issued                                      490              -         2,125            290            391             13
    Units redeemed                                    (14)             -           (93)            (1)           (37)            (2)
                                              -----------    -----------   -----------    -----------    -----------    -----------
  Units outstanding at end of period                  476              -         2,321            289            365             11
                                              ===========    ===========   ===========    ===========    ===========    ===========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                    PIMCO Advisors               PIMCO Advisors                PIMCO Advisors
                                                       Variable                     Variable                      Variable
                                                    Insurance Trust              Insurance Trust               Insurance Trust
                                                      Sub-Account                  Sub-Account                   Sub-Account
                                              --------------------------   --------------------------    --------------------------
                                                          NFJ                         OpCap                      PEA Science
                                                     Small Cap Value                Small Cap                  and Technology
                                              --------------------------   --------------------------    --------------------------
                                               2004 (a)       2003 (a)        2004         2003 (c)         2004          2003 (c)
                                              -----------    -----------   -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                  $        10    $         -   $         1    $         -    $         -    $         -
Net realized gains (losses)                             2              -             2              -           (115)             -
Change in unrealized gains (losses)                     6              -         1,349             23            (25)             1
                                              -----------    -----------   -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                      18              -         1,352             23           (140)             1
                                              -----------    -----------   -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                              611              -        14,483            974         13,795            199
Payments on termination                                 -              -             -              -              -              -
Monthly deductions:
  Cost of insurance                                   (99)             -        (2,966)          (223)        (2,587)           (24)
  Mortality and expense risk charge                    (1)             -           (39)            (1)           (34)             -
  Administrative expense charge                       (16)             -          (579)           (22)          (628)            (5)
  Policy fee                                          (16)             -          (556)           (18)          (476)            (7)
Transfers among the sub-accounts
  and with the Fixed Account - net                     14              -            (3)             -            211              -
                                              -----------    -----------   -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                            493              -        10,340            710         10,281            163
                                              -----------    -----------   -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                     511              -        11,692            733         10,141            164

NET ASSETS AT BEGINNING OF PERIOD                       -              -           733              -            164              -
                                              -----------    -----------   -----------    -----------    -----------    -----------
NET ASSETS AT END OF PERIOD                   $       511    $         -   $    12,425    $       733    $    10,305    $       164
                                              ===========    ===========   ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period              -              -            71              -             18              -
    Units issued                                       44              -         1,004             71          1,355             18
    Units redeemed                                     (2)             -           (57)             -           (154)             -
                                              -----------    -----------   -----------    -----------    -----------    -----------
  Units outstanding at end of period                   42              -         1,018             71          1,219             18
                                              ===========    ===========   ===========    ===========    ===========    ===========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                    PIMCO Variable                 PIMCO Variable                PIMCO Variable
                                                       Insurance                     Insurance                     Insurance
                                                         Trust                         Trust                         Trust
                                                      Sub-Account                   Sub-Account                   Sub-Account
                                              --------------------------    --------------------------    -------------------------
                                                        Foreign                        Money                         PIMCO
                                                         Bond                         Market                      Real Return
                                              --------------------------    --------------------------    -------------------------
                                                 2004         2003 (c)         2004         2003 (c)       2004 (a)       2003 (a)
                                              -----------    -----------    -----------    -----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                  $        57    $         1    $       159    $         1    $         -    $        -
Net realized gains (losses)                            82              -              -              -              6             -
Change in unrealized gains (losses)                    23             (4)             -              -             (2)            -
                                              -----------    -----------    -----------    -----------    -----------    ----------

Increase (decrease) in net assets
  from operations                                     162             (3)           159              1              4             -
                                              -----------    -----------    -----------    -----------    -----------    ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                            5,212          2,056         49,212          3,995             38             -
Payments on termination                               (12)             -            (26)             -              -             -
Monthly deductions:
  Cost of insurance                                (1,314)           (13)       (12,825)          (394)            (7)            -
  Mortality and expense risk charge                    (7)             -            (85)            (1)             -             -
  Administrative expense charge                      (198)            (2)        (2,333)           (79)            (1)            -
  Policy fee                                         (288)            (4)        (2,681)           (87)            (3)            -
Transfers among the sub-accounts
  and with the Fixed Account - net                      6              -         (8,277)             -            144             -
                                              -----------    -----------    -----------    -----------    -----------    ----------

Increase (decrease) in net assets
  from policy transactions                          3,399          2,037         22,985          3,434            171             -
                                              -----------    -----------    -----------    -----------    -----------    ----------

INCREASE (DECREASE) IN NET ASSETS                   3,561          2,034         23,144          3,435            175             -

NET ASSETS AT BEGINNING OF PERIOD                   2,034              -          3,435              -              -             -
                                              -----------    -----------    -----------    -----------    -----------    ----------
NET ASSETS AT END OF PERIOD                   $     5,595    $     2,034    $    26,579    $     3,435    $       175    $        -
                                              ===========    ===========    ===========    ===========    ===========    ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period            187              -            342              -              -             -
    Units issued                                      335            187          3,089            342             16             -
    Units redeemed                                    (36)             -           (815)             -              -             -
                                              -----------    -----------    -----------    -----------    -----------    ----------
  Units outstanding at end of period                  486            187          2,616            342             16             -
                                              ===========    ===========    ===========    ===========    ===========    ==========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                    PIMCO Variable                   Putnam                        Putnam
                                                      Insurance                   Variable Trust                Variable Trust
                                                        Trust                      (Class IA)                     (Class IA)
                                                     Sub-Account                   Sub-Account                   Sub-Account
                                             --------------------------    --------------------------    --------------------------
                                                                                                               VT International
                                                        PIMCO                      VT High Yield                 Growth and
                                                    Total Return                   (Class IA)                 Income (Class IA)
                                             --------------------------    --------------------------    --------------------------
                                                2004         2003 (c)         2004         2003 (c)         2004         2003 (c)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                 $       206    $         1    $       254    $         -    $         5    $         -
Net realized gains (losses)                          353              1            (15)             1             26              -
Change in unrealized gains (losses)                    8              2            452             27            299              7
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                    567              4            691             28            330              7
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                          32,662          2,523         14,585          1,664          3,465            140
Payments on termination                             (164)             -            (49)             -            (14)             -
Monthly deductions:
  Cost of insurance                               (7,150)          (110)        (4,146)          (137)          (935)           (32)
  Mortality and expense risk charge                  (53)             -            (32)            (1)            (7)             -
  Administrative expense charge                   (1,028)           (16)          (556)           (18)          (161)            (5)
  Policy fee                                      (1,508)           (31)        (1,085)           (35)          (233)            (9)
Transfers among the sub-accounts
  and with the Fixed Account - net                   557              1              7              -             (3)             -
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                        23,316          2,367          8,724          1,473          2,112             94
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                 23,883          2,371          9,415          1,501          2,442            101

NET ASSETS AT BEGINNING OF PERIOD                  2,371              -          1,501              -            101              -
                                             -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS AT END OF PERIOD                  $    26,254    $     2,371    $    10,916    $     1,501    $     2,543    $       101
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period           212              -            122              -              7              -
    Units issued                                   2,097            213            719            123            168              8
    Units redeemed                                   (74)            (1)           (45)            (1)           (35)            (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               2,235            212            796            122            140              7
                                             ===========    ===========    ===========    ===========    ===========    ===========

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                                                 Salomon Brothers          Salomon Brothers
                                                             Rydex                Variable Series           Variable Series
                                                         Variable Trust             Funds, Inc.               Funds, Inc.
                                                          Sub-Account               Sub-Account               Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                         Rydex Sector                 All Cap                 High Yield
                                                           Rotation                    Fund                      Bond
                                                    -----------------------   -----------------------   -----------------------
                                                       2004       2003 (c)       2004       2003 (c)     2004 (a)     2003 (a)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $        -   $        -   $       87   $        2   $      109   $        -
Net realized gains (losses)                                 12            -          (13)           1            3            -
Change in unrealized gains (losses)                        671            5          768           36          (58)           -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                          683            5          842           39           54            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                 9,157          507       21,964        1,188        2,061            -
Payments on termination                                     (1)           -          (26)           -            -            -
Monthly deductions:
  Cost of insurance                                     (2,125)         (91)      (4,885)        (236)        (188)           -
  Mortality and expense risk charge                        (20)           -          (57)          (1)          (2)           -
  Administrative expense charge                           (327)         (12)        (719)         (18)         (32)           -
  Policy fee                                              (418)         (14)      (1,052)         (43)         (52)           -
Transfers among the sub-accounts
  and with the Fixed Account - net                          (1)          (1)         340            -            6            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                               6,265          389       15,565          890        1,793            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                        6,948          394       16,407          929        1,847            -

NET ASSETS AT BEGINNING OF PERIOD                          394            -          929            -            -            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

NET ASSETS AT END OF PERIOD                         $    7,342   $      394   $   17,336   $      929   $    1,847   $        -
                                                    ==========   ==========   ==========   ==========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                  29            -           62            -            -            -
    Units issued                                           503           30        1,075           67          180            -
    Units redeemed                                         (47)          (1)         (60)          (5)         (13)           -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                       485           29        1,077           62          167            -
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                       Salomon Brothers              Scudder                    Scudder
                                                        Variable Series         Variable Insurance        Variable Insurance
                                                          Funds, Inc.            Trust (Class A)            Trust (Class A)
                                                          Sub-Account              Sub-Account                Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                                                    EAFE Equity                 Equity
                                                                                       Index                   500 Index
                                                           Investors                 (Class A)                 (Class A)
                                                    -----------------------   -----------------------   -----------------------
                                                     2004 (a)     2003 (a)       2004       2003 (c)       2004       2003 (c)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $        1   $        -   $        5   $        -   $      128   $        -
Net realized gains (losses)                                  -            -            1            -           27            -
Change in unrealized gains (losses)                         (1)           -          140            1        1,754           98
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                            -            -          146            1        1,909           98
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                    37            -        1,494           13       32,413        4,429
Payments on termination                                      -            -            -            -         (228)           -
Monthly deductions:
  Cost of insurance                                          -            -         (313)          (3)      (7,944)        (369)
  Mortality and expense risk charge                          -            -           (3)           -          (88)          (1)
  Administrative expense charge                              -            -          (67)          (1)      (1,240)         (39)
  Policy fee                                                 -            -         (103)          (1)      (1,785)         (53)
Transfers among the sub-accounts
  and with the Fixed Account - net                           -            -           (1)           -          438          (35)
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                                  37            -        1,007            8       21,566        3,932
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                           37            -        1,153            9       23,475        4,030

NET ASSETS AT BEGINNING OF PERIOD                            -            -            9            -        4,030            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

NET ASSETS AT END OF PERIOD                         $       37   $        -   $    1,162   $        9   $   27,505   $    4,030
                                                    ==========   ==========   ==========   ==========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                   -            -            1            -          297            -
    Units issued                                             3            -           70            1        1,661          300
    Units redeemed                                           -            -           (4)           -         (127)          (3)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                         3            -           67            1        1,831          297
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                            Scudder                   Scudder
                                                      Variable Insurance              Variable              T. Rowe Price
                                                        Trust (Class A)               Series I           Equity Series, Inc.
                                                         Sub-Account                Sub-Account             Sub-Account
                                                    -----------------------   -----------------------   -----------------------
                                                             Small                                           T. Rowe Price
                                                           Cap Index                                           Blue Chip
                                                           (Class A)                 Balanced                   Growth
                                                    -----------------------   -----------------------   -----------------------
                                                       2004       2003 (c)       2004       2003 (c)     2004 (a)     2003 (a)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $       30   $        -   $      131   $        -   $       25   $        -
Net realized gains (losses)                                 27            -           33            -            4            -
Change in unrealized gains (losses)                      1,778           57        1,421           36          324            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from operations                                        1,835           57        1,585           36          353            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                14,972        4,423       32,946        1,865        4,875            -
Payments on termination                                      -            -           (1)           -            -            -
Monthly deductions:
  Cost of insurance                                     (3,160)        (130)      (5,504)        (246)        (473)           -
  Mortality and expense risk charge                        (36)          (1)         (80)          (1)         (11)           -
  Administrative expense charge                           (572)         (18)        (621)         (22)         (58)           -
  Policy fee                                              (755)         (27)      (1,067)         (48)         (94)           -
Transfers among the sub-accounts
  and with the Fixed Account - net                         163            -          505            -            3            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions                              10,612        4,247       26,178        1,548        4,242            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                       12,447        4,304       27,763        1,584        4,595            -

NET ASSETS AT BEGINNING OF PERIOD                        4,304            -        1,584            -            -            -
                                                    ----------   ----------   ----------   ----------   ----------   ----------

NET ASSETS AT END OF PERIOD                         $   16,751   $    4,304   $   29,347   $    1,584   $    4,595   $        -
                                                    ==========   ==========   ==========   ==========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                 275            -          135            -            -            -
    Units issued                                           679          277        2,388          138          429            -
    Units redeemed                                         (46)          (2)        (185)          (3)          (8)           -
                                                    ----------   ----------   ----------   ----------   ----------   ----------
  Units outstanding at end of period                       908          275        2,338          135          421            -
                                                    ==========   ==========   ==========   ==========   ==========   ==========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------

                                                            T. Rowe                The Universal            The Universal
                                                         Price Equity             Instituitional           Instituitional
                                                          Series, Inc.              Funds, Inc.              Funds, Inc.
                                                          Sub-Account               Sub-Account             Sub-Account
                                                    --------------------------------------------------------------------------
                                                         T. Rowe Price              Van Kampen               Van Kampen
                                                         Equity Income           UIF Equity Growth         UIF High Yield
                                                    -----------------------   -----------------------  -----------------------
                                                       2004       2003 (c)     2004 (a)     2003 (a)      2004       2003 (c)
                                                    ----------   ----------   ----------   ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $      193   $        2     $      -   $        -  $      117   $        -
Net realized gains (losses)                                393            -            -            -           3            -
Change in unrealized gains (losses)                      1,245           27          104            -         118           11
                                                    ----------   ----------   ----------   ----------  ----------   ----------

Increase (decrease) in net assets
 from operations                                         1,831           29          104            -         238           11
                                                    ----------   ----------   ----------   ----------  ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                27,192        1,333        1,315            -       6,172          638
Payments on termination                                   (100)           -            -            -          (3)           -
Monthly deductions:
  Cost of insurance                                     (7,477)        (132)        (315)           -      (2,035)        (170)
  Mortality and expense risk charge                        (55)           -           (2)           -         (13)           -
  Administrative expense charge                         (1,367)         (22)         (60)           -        (237)         (11)
  Policy fee                                            (1,548)         (18)         (21)           -        (395)         (13)
Transfers among the sub-accounts
  and with the Fixed Account - net                         434          (47)         834            -         118            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

Increase (decrease) in net assets
  from policy transactions                              17,079        1,114        1,751            -       3,607          444
                                                    ----------   ----------   ----------   ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS                       18,910        1,143        1,855            -       3,845          455

NET ASSETS AT BEGINNING OF PERIOD                        1,143            -            -            -         455            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

NET ASSETS AT END OF PERIOD                         $   20,053   $    1,143   $    1,855   $        -  $    4,300   $      455
                                                    ==========   ==========   ==========   ==========  ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                  81            -            -            -          37            -
    Units issued                                         1,292           87          176            -         310           38
    Units redeemed                                        (131)          (6)          (6)           -         (22)          (1)
                                                    ----------   ----------   ----------   ----------  ----------   ----------
  Units outstanding at end of period                     1,242           81          170            -         325           37
                                                    ==========   ==========   ==========   ==========  ==========   ==========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------

                                                         The Universal                Van Eck                  Van Eck
                                                        Instituitional               Worldwide                Worldwide
                                                          Funds, Inc.             Insurance Trust          Insurance Trust
                                                          Sub-Account               Sub-Account              Sub-Account
                                                    -----------------------   -----------------------  -----------------------
                                                          Van Kampen              Van EckWorldwide         Van EckWorldwide
                                                     UIF U.S. Real Estate         Absolute Return          Emerging Markets
                                                    -----------------------   -----------------------  -----------------------
                                                       2004       2003 (c)     2004 (a)     2003 (a)    2004 (a)     2003 (a)
                                                    ----------   ----------   ----------   ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $       39   $        -   $        -   $        -  $        -   $        -
Net realized gains (losses)                                 76            -            1            -           -            -
Change in unrealized gains (losses)                        937            7            5            -         125            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

Increase (decrease) in net assets
  from operations                                        1,052            7            6            -         125            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                 8,776          487        2,030            -       2,005            -
Payments on termination                                      -            -            -            -           -            -
Monthly deductions:
  Cost of insurance                                     (2,215)         (54)         (15)           -         (58)           -
  Mortality and expense risk charge                        (15)           -           (2)           -          (1)           -
  Administrative expense charge                           (280)          (8)          (2)           -          (5)           -
  Policy fee                                              (610)          (8)          (7)           -         (10)           -
Transfers among the sub-accounts
  and with the Fixed Account - net                         (54)          (1)           -            -           -            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

Increase (decrease) in net assets
  from policy transactions                               5,602          416        2,004            -       1,931            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                        6,654          423        2,010            -       2,056            -

NET ASSETS AT BEGINNING OF PERIOD                          423            -            -            -           -            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

NET ASSETS AT END OF PERIOD                         $    7,077   $      423   $    2,010   $        -  $    2,056   $        -
                                                    ==========   ==========   ==========   ==========  ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                  30            -            -            -           -            -
    Units issued                                           375           30          202            -         161            -
    Units redeemed                                         (35)           -            -            -           -            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------
  Units outstanding at end of period                       370           30          202            -         161            -
                                                    ==========   ==========   ==========   ==========  ==========   ==========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------

                                                          Van Kampen                Van Kampen               Van Kampen
                                                        Life Investment           Life Investment          Life Investment
                                                             Trust                     Trust              Trust (Class II)
                                                          Sub-Account               Sub-Account              Sub-Account
                                                    -----------------------   -----------------------  -----------------------
                                                                                                           LIT Aggressive
                                                        LIT Government          LIT Growth & Income       Growth (Class II)
                                                    -----------------------   -----------------------  -----------------------
                                                     2004 (a)     2003 (a)       2004       2003 (c)    2004 (a)     2003 (a)
                                                    ----------   ----------   ----------   ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                        $        -   $        -   $       30   $        -  $        -   $        -
Net realized gains (losses)                                  -            -           24            -           1            -
Change in unrealized gains (losses)                          5            -        1,360           12         438            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

Increase (decrease) in net assets
  from operations                                            5            -        1,414           12         439            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                                   710            -       22,771        1,247       4,416            -
Payments on termination                                      -            -         (134)           -           -            -
Monthly deductions:
  Cost of insurance                                       (258)           -       (5,966)         (92)       (249)           -
  Mortality and expense risk charge                         (1)           -          (42)           -         (11)           -
  Administrative expense charge                            (52)           -       (1,141)         (17)        (41)           -
  Policy fee                                               (11)           -       (1,381)         (21)        (30)           -
Transfers among the sub-accounts
  and with the Fixed Account - net                         813            -          409            -           -            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

Increase (decrease) in net assets
  from policy transactions                               1,201            -       14,516        1,117       4,085            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                        1,206            -       15,930        1,129       4,524            -

NET ASSETS AT BEGINNING OF PERIOD                            -            -        1,129            -           -            -
                                                    ----------   ----------   ----------   ----------  ----------   ----------

NET ASSETS AT END OF PERIOD                         $    1,206   $        -   $   17,059   $    1,129  $    4,524   $        -
                                                    ==========   ==========   ==========   ==========  ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period                   -            -           83            -           -            -
    Units issued                                           116            -        1,114           84         403            -
    Units redeemed                                           -            -          (96)          (1)         (1)           -
                                                    ----------   ----------   ----------   ----------  ----------   ----------
  Units outstanding at end of period                       116            -        1,101           83         402            -
                                                    ==========   ==========   ==========   ==========  ==========   ==========

(a) For period beginning April 30, 2004 and ended December 31, 2004

(c) For the period beginning August 15, 2003 and ending December 31, 2003

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company ("Allstate"), a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Allstate New York issues two life insurance policies, the Consultant Protector and the Consultant Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any Policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

AIM VARIABLE INSURANCE FUNDS                             OPPENHEIMER VARIABLE ACCOUNT FUNDS
 AIM V.I. Basic Value Fund                                Oppenheimer Global Securities
 AIM V.I. Capital Appreciation Fund                       Oppenheimer Main Street Small Cap
 AIM V.I. Dent Demographics Fund                         PANORAMA SERIES FUND, INC.
 AIM V.I. Mid Cap Core Equity Fund                        Oppenheimer International Growth
 AIM V.I. Premier Equity Fund*                           PIMCO ADVISORS VARIABLE INSURANCE TRUST
THE ALGER AMERICAN FUND                                   NFJ Small Cap Value
 Alger Growth                                             OpCap Balanced*
 Alger Leveraged AllCap                                   OpCap Small Cap
 Alger MidCap Growth                                      PEA Renaissance*
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                 PEA Science and Technology
 VIP Asset Manager                                       PIMCO VARIABLE INSURANCE TRUST
 VIP Contrafund                                           Foreign Bond
 VIP Equity-Income                                        Money Market
 VIP Growth                                               PIMCO Real Return
 VIP Index 500                                            PIMCO Total Return
 VIP Investment Grade Bond                               PUTNAM VARIABLE TRUST (CLASS IA)
 VIP Money Market                                         Putnam VT High Yield (Class IA)
 VIP Overseas                                             Putnam VT International Growth and Income
JANUS ASPEN SERIES                                           (Class IA)
 Capital Appreciation                                    THE RYDEX VARIABLE TRUST
JANUS ASPEN SERIES (SERVICE SHARES)                       Rydex Sector Rotation
 Balanced (Service Shares)                               SALOMON BROTHERS VARIABLE SERIES FUND, INC.
 Foreign Stock (Service Shares) (Previously known         All Cap
   as International Value (Service Shares))               High Yield Bond
 Mid Cap Value (Service Shares)                           Investors
 Risk-Managed Core (Service Shares)*                     SCUDDER VARIABLE INSURANCE TRUST (CLASS A)
 Worldwide Growth (Service Shares)                        EAFE Equity Index (Class A)
LAZARD RETIREMENT SERIES, INC.                            Equity 500 Index (Class A)
 Emerging Markets                                         Small Cap Index (Class A)
MFS VARIABLE INSURANCE TRUST                             SCUDDER VARIABLE SERIES I
 MFS High Income*                                         Balanced
 MFS Investors Growth Stock                              T. ROWE PRICE EQUITY SERIES, INC.
 MFS Investors Trust                                      T. Rowe Price Blue Chip Growth
 MFS New Discovery                                        T. Rowe Price Equity Income
 MFS Total Return                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 MFS Utilities                                            Van Kampen UIF Equity Growth
 MFS Value                                                Van Kampen UIF High Yield
                                                          Van Kampen UIF U.S. Real Estate

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

VAN ECK WORLDWIDE FUNDS
 Van Eck Worldwide Absolute Return
 Van Eck Worldwide Emerging Markets
 Van Eck Worldwide Hard Assets*
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen LIT Government
 Van Kampen LIT Growth and Income
VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)
 Van Kampen LIT Aggressive Growth (Class II)

* Fund was available, but had no assets at December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The net assets are affected by the investment results of each fund, transactions by policyholders and certain contract expenses (see Note 3). The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments for the fixed account described below, the latter being included in the general account of Allstate New York.

A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

Allstate New York provides administrative and insurance services to the policyholders for a fee. Allstate New York also maintains a fixed account ("Fixed Account"), to which policyholders may direct their deposits and receive a fixed rate of return. Allstate New York has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on net asset values of the Funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Distributions of net realized gains earned by the Funds are recorded on the Funds' ex-distribution date.

FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in Section 817(h) of the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. As such, the operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account, as the Account did not generate taxable income. Earnings and realized capital gains of the Account attributable to the policyholders are excluded in the determination of federal income tax liability of Allstate New York.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

3.   EXPENSES

SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the Policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the Policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $46.90 per $1,000 of face amount.

MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as redemption of units and are as follows:

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and sex, the policy year, the face amount and the underwriting class.

MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.15% to 0.55% per annum of the net policy value and vary based on the policy year.

ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured persons' risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.20 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $6.25 to $16.50 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2004 were as follows:

                                                                                    Purchases
                                                                                  --------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
      AIM V. I. Basic Value (a)                                                   $       3,890
      AIM V. I. Capital Appreciation (a)                                                  1,086
      AIM V. I. Dent Demographics                                                        15,038
      AIM V. I. Mid Cap Core Equity (a)                                                   3,977

Investments in the Alger American Fund Sub-Accounts:
      Alger Growth                                                                       19,499
      Alger Leveraged AllCap                                                             19,573
      Alger MidCap Growth                                                                27,086

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
      VIP Asset Manager (a)                                                                  36
      VIP Contrafund                                                                     37,567
      VIP Equity-Income                                                                  29,881
      VIP Growth                                                                         44,932
      VIP Index 500 (a)                                                                   6,811
      VIP Investment Grade Bond                                                          14,474
      VIP Money Market (a)                                                                  119
      VIP Overseas                                                                        9,689

Investments in the Janus Aspen Series Sub-Account:
      Capital Appreciation (a)                                                              669

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
      Balance (Service Shares)                                                           14,024
      Foreign Stock (Service Shares) (b)                                                  2,746
      Mid Cap Value (Service Shares) (a)                                                     85
      Worldwide Growth (Service Shares)                                                   3,701

Investments in Lazard Retirement Series, Inc. Sub-Account:
      Emerging Markets (a)                                                                2,988

Investments in the MFS Variable Insurance Trust Accounts:
      MFS Investors Growth Stock (a)                                                        643
      MFS Investors Trust (a)                                                               151

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(b)  Previously known as International Value (Service Shares)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                    Purchases
                                                                                  --------------
Investments in the MFS Variable Insurance Trust Sub-Accounts (continued):
      MFS New Discovery                                                           $      12,046
      MFS Total Return (a)                                                                1,577
      MFS Utilities                                                                       8,319
      MFS Value (a)                                                                         321

Investments in the Oppenheimer Variable Account Funds Sub-Account:
      Oppenheimer Global Securities                                                       5,414

Investments in the Oppenheimer Variable Account Funds Sub-Account:
      Oppenheimer Main Street Small Cap Growth                                           34,375

Investments in Panorama Series Fund, Inc. Sub-Account:
      Oppenheimer International Growth                                                    6,864

Investments in PIMCO Advisors Variable Insurance Trust Sub-Accounts:
      NJF Small Cap Value (a)                                                               530
      OpCap Small Cap                                                                    10,962
      PEA Science and Technology                                                         11,530

Investments in PIMCO Variable Insurance Trust Sub-Accounts:
      Foreign Bond                                                                        3,937
      Money Market                                                                       31,358
      PIMCO Real Return (a)                                                                 180
      PIMCO Total Return                                                                 24,714

Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
      VT High Yield (Class IA)                                                            9,550
      VT International Growth and Income (Class IA)                                       2,689

Investments in Rydex Variable Trust Sub-Account:
      Rydex Sector Rotation                                                               6,917

Investments in Salomon Brothers Variable Series Fund, Inc. Sub-Account:
      All Cap Fund                                                                       16,555
      High Yield Bond (a)                                                                 2,036
      Investors (a)                                                                          38

Investments in the Scudder Variable Insurance Trust (Class A) Sub-Accounts:
      EAFE Equity Index (Class A)                                                         1,079
      Equity 500 Index (Class A)                                                         23,469
      Small Cap Index (Class A)                                                          11,394

(a)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                    Purchases
                                                                                  --------------
Investments in the Scudder Variable Series I Sub-Account:
      Balanced                                                                    $      28,545

Investments in the T. Rowe Price Equity Series, Inc. Sub-Account:
      T. Rowe Price Blue Chip Growth (a)                                                  4,347
      T. Rowe Price Equity Income                                                        19,554

Investments in the Universal Institutional Fund, Inc. Sub-Accounts:
      Van Kampen UIF Equity Growth (a)                                                    1,808
      Van Kampen UIF High Yield                                                           3,998
      Van Kampen UIF U.S. Real Estate                                                     6,241

Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
      Van Eck Worldwide Absolute Return (a)                                               2,010
      Van Eck Worldwide Emerging Markets (a)                                              1,931

Investments in the Van Kampen Life Investment Trust Sub-Account:
      LIT Government (a)                                                                  1,201
      LIT Growth & Income                                                                15,895

Investments in the Van Kampen Life Investment Trust (Class II)
   Sub-Account:
      LIT Aggressive Growth (Class II) (a)                                                4,099
                                                                                   ------------
                                                                                   $    574,148
                                                                                   ============

(a)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit fair values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the two years in the period ended December 31, 2004.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

          * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

          ** TOTAL RETURN - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units.

               Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                     At December 31,                        For the year ended December 31,
                                 ------------------------------------------------------   ----------------------------------
                                      Units           Accumulation        Net Assets         Investment           Total
                                      (000s)        Unit Fair Value         (000s)         Income Ratio*         Return**
                                 ----------------   ----------------   ----------------   ----------------   ----------------
Investments in the AIM
   Variable Insurance
   Funds Sub-Account:
     AIM V. I. Basic Value
        2004 (a)                         317           $   10.91           $   3,463             0.00%              9.12%
     AIM V. I. Capital
       Appreciation
        2004 (a)                          97               10.91               1,056             0.00               9.09
     AIM V. I. Dent
       Demographics
        2004                           1,020               15.33              15,638             0.00               8.25
        2003 (c)                          36               14.16                 505             0.00              12.53
     AIM V. I. Mid Cap Core
       Equity
        2004 (a)                         356               10.94               3,891             0.31               9.37
     AIM V. I. Premier Equity
        2004 (a)                           -               10.79                   -             0.00               7.91

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(c)  For the Period Beginning August 15, 2003 and Ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        At December 31,                        For the year ended December 31,
                                      ----------------------------------------------------   -----------------------------------
                                         Units           Accumulation        Net Assets         Investment           Total
                                         (000s)        Unit Fair Value         (000s)         Income Ratio*         Return**
                                      --------------   ----------------   ----------------   ----------------   ----------------
Investments in The Alger American
   Fund Sub-Accounts:
     Alger Growth
        2004                                1,852         $  11.51          $  21,304              0.00%              5.50%
        2003 (c)                              178            10.91              1,945              0.00              13.77
     Alger Leveraged AllCap
        2004                                1,732            13.95             24,158              0.00               8.19
        2003 (c)                              342            12.89              4,409              0.00              11.07
     Alger MidCap Growth
        2004                                1,804            18.45             33,284              0.00              13.04
        2003 (c)                              233            16.32              3,808              0.00              17.57

Investments in the Fidelity
   Variable Insurance Products
   Fund Sub-Accounts:
     VIP Asset Manager
        2004 (a)                                3            12.62                 36              0.00               5.47
     VIP Contrafund
        2004                                2,939            15.76             46,318              0.10              15.48
        2003 (c)                              465            13.65              6,342              0.00              13.49
     VIP Equity-Income
        2004                                2,346            14.39             33,765              0.32              11.53
        2003 (c)                              200            12.91              2,575              0.00              14.70
     VIP Growth
        2004                                4,224            11.29             47,707              0.04               3.38
        2003 (c)                              277            10.93              3,021              0.00              13.66
     VIP Index 500
        2004 (a)                              520            12.11              6,294              0.00              10.61
     VIP Investment Grade Bond
        2004                                1,388            10.84             15,048              0.85               4.45
        2003 (c)                              121            10.38              1,255              0.00               4.20
     VIP Money Market
        2004 (a)                               10            12.35                119              0.00               1.21
     VIP Overseas
        2004                                  865            12.46             10,777              0.28              13.63
        2003 (c)                               73            10.96                802              0.00              21.61

Investments in the Janus Aspen
   Series Sub-Account:
     Capital Appreciation
        2004 (a)                               64            11.50                735              0.27              14.97

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(c)  For the Period Beginning August 15, 2003 and Ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     At December 31,                        For the year ended December 31,
                                 ------------------------------------------------------   -----------------------------------
                                      Units           Accumulation        Net Assets         Investment           Total
                                      (000s)        Unit Fair Value         (000s)         Income Ratio*         Return**
                                 ----------------   ----------------   ----------------   ----------------   ----------------
Investments in the Janus Aspen
   Series (Service Shares)
   Sub-Accounts:
     Balanced (Service Shares)
        2004                           1,172            $  12.64          $  14,806              3.42%              8.29%
        2003 (c)                          73               11.67                853              1.17               8.24
     Foreign Stock
         (Service Shares) (b)
        2004                             245               12.34              3,028              0.30              18.22
        2003 (c)                          24               10.44                252              0.00              17.99
     Mid Cap Value
       (Service Shares)
        2004 (a)                           7               11.44                 86              0.00              14.35
     Risk-Managed Core
       (Service Shares)
        2004 (a)                           -               11.48                  -              0.00              14.80
     Worldwide Growth
       (Service Shares)
        2004                             266               14.06              3,738              1.30               4.53
        2003 (c)                           9               13.45                117              0.00              13.59

Investments in the Lazard
   Retirement Series, Inc.
   Sub-Account:
     Emerging Markets
        2004                             163               21.15              3,443              0.62              30.59
        2003 (c)                           6               16.19                 94              0.00              27.06

Investments in the MFS Variable
   Insurance Trust Sub-Accounts:
     MFS High Income
        2004 (a)                           -               10.85                  -              0.00               8.47
     MFS Investors Growth Stock
        2004 (a)                          63               10.99                698              0.00               9.94
     MFS Investors Trust
        2004 (a)                          12               10.83                133              0.00              11.35
     MFS New Discovery
        2004                             711               17.93             12,744              0.00               6.52
        2003 (c)                          34               16.38                579              0.00              13.31
     MFS Total Return
        2004 (a)                         100               15.69              1,572              0.00              11.33

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(b)  Previously known as International Value (Service Shares)
(c)  For the period beginning August 15, 2003 and ending December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       At December 31,                        For the year ended December 31,
                                     ----------------------------------------------------   -----------------------------------
                                         Units          Accumulation        Net Assets         Investment           Total
                                         (000s)       Unit Fair Value         (000s)         Income Ratio*         Return**
                                     --------------   ----------------   ----------------   ----------------   ----------------
Investments in the MFS Variable
   Insurance Trust Sub-Accounts
   (continued):
     MFS Utilities
        2004                               598            $  18.18          $  10,869             0.87%            30.20%
        2003 (c)                           129               13.96              1,806             0.00             14.75
     MFS Value
        2004 (a)                            28               11.33                322             0.00             13.26

Investments in the Oppenheimer
   Variable Account Funds
   Sub-Account:
     Oppenheimer Global Securities
        2004 (a)                           476               11.74              5,591             0.00             17.37
     Oppenheimer Main Street
       Small Cap Growth
        2004                             2,321               18.30             42,485             0.00             19.42
        2003 (c)                           289               15.32              4,436             0.00             18.83

Investments in the Panorama
   Series Fund, Inc.
   Sub-Account:
     Oppenheimer International
       Growth
        2004                               365               20.37              7,432             0.34             17.85
        2003 (c)                            11               17.29                184             0.00             24.44

Investments in the PIMCO
   Advisors Variable Insurance
   Sub-Accounts:
     NFJ Small Cap Value
        2004 (a)                            42               12.15                511             3.91             21.51
     OpCap Balanced
        2004 (a)                             -               10.90                  -             0.00              9.04
     OpCap Small Cap
        2004                             1,018               12.21             12,425             0.02             17.88
        2003 (c)                            71               10.36                733             0.00             15.77
     PEA Renaissance
        2004 (a)                             -               11.56                  -             0.00             15.56
     PEA Science and Technology
        2004                             1,219                8.45             10,305             0.00             -5.10
        2003 (c)                            18                8.91                164             0.00             17.36

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(c)  For the Period Beginning August 15, 2003 and Ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       At December 31,                        For the year ended December 31,
                                   ------------------------------------------------------   -----------------------------------
                                        Units           Accumulation        Net Assets         Investment           Total
                                        (000s)        Unit Fair Value         (000s)         Income Ratio*         Return**
                                   ----------------   ----------------   ----------------   ----------------   ----------------
Investments in the PIMCO Variable
   Insurance Trust Sub-Accounts:
     Foreign Bond
        2004                               486            $  11.50          $   5,595             1.49%             5.56%
        2003 (c)                           187               10.89              2,034             0.10              0.67
     Money Market
        2004                             2,616               10.15             26,579             1.06              0.88
        2003 (c)                           342               10.06              3,435             0.06              0.21
     PIMCO Real Return
        2004 (a)                            16               10.84                175             0.00              8.39
     PIMCO Total Return
        2004                             2,235               11.73             26,254             1.44              4.88
        2003 (c)                           212               11.18              2,371             0.08              3.85

Investments in the Putnam
   Variable Trust (Class IA)
   Sub-Accounts:
     VT High Yield (Class IA)
        2004                               796               13.71             10,916             4.09             10.99
        2003 (c)                           122               12.35              1,501             0.00             11.78
     VT International Growth
       and Income (Class IA)
        2004                               140               18.20              2,543             0.38             21.31
        2003 (c)                             7               15.00                101             0.00             20.36

Investments in the Rydex
   Variable Trust Sub-Account:
     Rydex Sector Rotation
        2004                               485               15.14              7,342             0.00             10.71
        2003 (c)                            29               13.68                394             0.00             12.63

Investment in the Salomon
   Brothers Variable Series
   Funds, Inc. Sub-Account:
     All Cap Fund
        2004                             1,077               16.10             17,336             0.95              8.31
        2003 (c)                            62               14.87                929             0.43             15.84
     High Yield Bond
        2004 (a)                           167               11.05              1,847            11.80             10.50
     Investors
        2004 (a)                             3               11.05                 37             5.41             10.46

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(c)  For the Period Beginning August 15, 2003 and Ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         At December 31,                       For the year ended December 31,
                                      ----------------------------------------------------   ----------------------------------
                                         Units           Accumulation        Net Assets         Investment           Total
                                         (000s)        Unit Fair Value         (000s)         Income Ratio*         Return**
                                      --------------   ----------------   ----------------   ----------------   ---------------
Investments in the Scudder
   Variable Insurance Trust
   (Class A) Sub-Accounts:
     EAFE Equity Index (Class A)
        2004                                67            $  17.24          $   1,162             0.85%            19.06%
        2003 (c)                             1               14.48                  9             0.00             18.81
     Equity 500 Index (Class A)
        2004                             1,831               15.02             27,505             0.81             10.59
        2003 (c)                           297               13.58              4,030             0.00             12.79
     Small Cap Index (Class A)
        2004                               908               18.44             16,751             0.28             17.76
        2003 (c)                           275               15.66              4,304             0.00             18.37

Investments in the Scudder
   Variable Series I Sub-Account:
     Balanced
        2004                             2,338               12.55             29,347             0.85              6.48
        2003 (c)                           135               11.79              1,584             0.00              7.81

Investments in the T. Rowe
   Price Equity Series, Inc.
   Sub-Account:
     T. Rowe Price Blue Chip Growth
        2004 (a)                           421               10.91              4,595             1.09              9.07
     T. Rowe Price Equity Income
        2004                             1,242               16.15             20,053             1.82             14.92
        2003 (c)                            81               14.05              1,143             0.35             13.19

Investments in The Universal
   Institutional Funds, Inc.
   Sub-Accounts:
     Van Kampen UIF Equity Growth
        2004 (a)                           170               10.88              1,855             0.00              8.79
     Van Kampen UIF High Yield
        2004                               325               13.25              4,300             4.92              9.48
        2003 (c)                            37               12.10                455             0.00             11.13
     Van Kampen UIF U.S.
         Real Estate
        2004                               370               19.14              7,077             1.04             36.39
        2003 (c)                            30               14.04                423             0.00             13.97

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(c)  For the Period Beginning August 15, 2003 and Ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         At December 31,                       For the year ended December 31,
                                      ----------------------------------------------------   ----------------------------------
                                         Units           Accumulation        Net Assets         Investment           Total
                                         (000s)        Unit Fair Value         (000s)         Income Ratio*         Return**
                                      --------------   ----------------   ----------------   ----------------   ---------------
Investments in the Van Eck Worldwide
   Insurance Trust Sub-Accounts:
     Van Eck Worldwide
       Absolute Return
        2004 (a)                           202            $   9.93          $   2,010             0.00%            -0.71%
     Van Eck Worldwide
       Emerging Markets
        2004 (a)                           161               12.74              2,056             0.00             27.39
     Van Eck Worldwide
       Hard Assets
        2004 (a)                             -               12.63                  -             0.00             26.27

Investments in the Van Kampen
   Life Investment Trust
   Sub-Account:
     LIT Government
        2004 (a)                           116               10.39              1,206             0.00              3.95
     LIT Growth & Income
        2004                             1,101               15.49             17,059             0.33             14.38
        2003 (c)                            83               13.55              1,129             0.00             13.13

Investments in the Van Kampen
   Life Investment Trust (Class II)
   Sub-Account:
     LIT Aggressive Growth (Class II)
        2004 (a)                           402               11.25              4,524             0.00             12.50

(a)  For period beginning April 30, 2004 and ended December 31, 2004
(c)  For the Period Beginning August 15, 2003 and Ended December 31, 2003

                                     PART C

                                OTHER INFORMATION

26. FINANCIAL STATEMENTS AND EXHIBITS

(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

(b)  Not Applicable

(c)  (i) Form of Principal Underwriting Agreement. /2

     (ii) Form of Selling Agreement. /2

     (iii) Form of Schedule of Sales Commissions. /2

(d) Form of Contract for the Consultant Protector Flexible Premium Variable Universal Life Policy. (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-100935) dated November 1, 2002.).

(e) Form of Application for the Consultant Protector Flexible Premium Variable Universal Life Policy (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 100935) dated November 1, 2002.)/1

(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g)  Not Applicable

(h)  Fund Participation Agreements:

     (1) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc./1

     (2) Form of Participation Agreement among the Alger American Fund, Allstate Life Insurance Company of New York & Fred Alger and Company, Incorporated./1

     (3)  Form of Participation  Agreement among Allstate Life Insurance Company
          of  New  York,   Variable   Insurance   Products   Fund  and  Fidelity
          Distributors Corporation./1

     (4) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation./1

     (5) Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and Allstate Life Insurance Company of New York./1

     (6) Form of Participation Agreement among Allstate Life Insurance Company of New York, Lazard Asset Management and Lazard Retirement Series, Inc. /1

     (7)  Form  of  Participation  Agreement  between  Allstate  Life  Insurance
          Company of New York, LSA Variable Series Trust and LSA Asset Management, LLC./1

     (8) Form of Participation Agreement among MFS Variable Insurance Trust, Allstate Life Insurance Company of New York, and Massachusetts Financial Services Company./1

     (9) Form of Participation Agreement between Allstate Life Insurance Company of New York and OCC Accumulation Trust./1

     (10) Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

     (11) Form  of   Participation   Agreement   among  Panorama   Series  Fund,
          OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

     (12) Form of Participation  Agreement among PIMCO Variable Insurance Trust,
          Allstate  Life   Insurance   Company  of  New  York  and  PIMCO  Funds
          Distributor LLC. /1

     (13) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Allstate Life Insurance Company of New York./1

     (14) Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Allstate Life Insurance Company of New York. /1

     (15) Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Allstate Life Insurance Company of New York. /1

     (16) Form of Fund Participation Agreement between Allstate Life Insurance Company of New York and Deutsche Asset Management, Inc./1

     (17) Form of Participation Agreement between Scudder Variable Series I, Deutsche Investment Management Americas Inc., Scudder Distributors, Inc. and Allstate Life Insurance Company of New York./1

     (18) Form of Participation Agreement among Allstate Life Insurance Company of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price
          International Series, Inc., and T. Rowe Price Investment Services, Inc. /1

     (19) Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Allstate Life Insurance Company of New York. /1

     (20) Form of Participation Agreement among Allstate Life Insurance Company of New York, Van Kampen Universal Institutional Funds, and Van Kampen Asset Management, Inc./1

(i)  Not Applicable

(j)  Not Applicable

(k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. /2

(l)  Actuarial Opinion and Consent. /2

(m)  Sample Calculation. /2

(n)  Other Consents:

     (1)  Consent  of  Independent   Registered  Public  Accounting  Firm  filed
          herewith /4

(o)  Not Applicable

(p)  Not Applicable

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-100935) dated November 1, 2002.)

(r)  Table of Surrender Charge Factors and Percentages. /2

(99)(a) Powers of Attorney for Casey J. Sylla, Samuel H. Pilch, Steven E. Shebik, Marcia D. Alazraki, Vincent A. Fusco, Cleveland Johnson, Jr., John
     C. Lounds, Kenneth R. O'Brien, John R. Raben, Jr., Patricia W. Wilson and Thomas J. Wilson II (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-100935) dated November 1, 2002.)

(99)(b) Power of Attorney for Phyllis Hill Slater /2

(99)(c)Power of Attorney for Kevin R. Slawin /3

(99)(d)Power of Attorney for John C. Pintozzi /4

/1 Incorporated by reference from Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934)

/2 Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-100934) dated June 30, 2003.)

/3 Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-100934) dated April 21, 2004.)

/4 Filed herewith

Item 27.
EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL                  POSITION AND OFFICE WITH
BUSINESS ADDRESS*                   DEPOSITOR OF THE ACCOUNT

Marcia D. Alazraki                  Director
Vincent A. Fusco                    Director and Chief Operations Officer
Cleveland Johnson, Jr.              Director
John C. Lounds                      Director and Vice President
Kenneth R. O'Brien                  Director
John C. Pintozzi                    Director, Vice President and Chief Financial Officer
John R. Raben, Jr.                  Director
Steven E. Shebik                    Director
Phyllis Hill Slater                 Director
Kevin R. Slawin                     Director and Vice President
Casey J. Sylla                      Director, Chairman of the Board and President
Michael J. Velotta                  Director, Vice President, General Counsel and Secretary
Patricia W. Wilson                  Director and Vice President
Kevin Tiernan                       Chief Administrative Officer
Eric A. Simonson                    Senior Vice President and Chief
                                    Investment Officer
Samuel H. Pilch                     Group Vice President and Controller
Michael B. Boyle                    Vice President
Dorothy E. Even                     Vice President
Karen C. Gardner                    Vice President
Anson J. Glacy, Jr.                 Vice President
Judith P. Greffin                   Vice President
Charles D. Mires                    Vice President
John E. Smith                       Vice President
Douglas B. Welch                    Vice President
Steven C. Verney                    Treasurer
Nancy M. Bufalino                   Assistant Vice President and Assistant Treasurer
Karen Burckhardt                    Assistant Vice President
Errol Cramer                        Assistant Vice President and Appointed Actuary
Lawrence W. Dahl                    Assistant Vice President
Joanne M. Derrig                    Assistant Vice President and Chief
                                    Privacy Officer
Lisa J. Flanary                     Assistant Vice President
Douglas F. Gaer                     Assistant Vice President
Trond K. Odegaard                   Assistant Vice President
Robert L. Park                      Assistant Vice President and Chief
                                    Compliance Officer
Barry S. Paul                       Assistant Vice President and
                                    Assistant Treasurer
Joseph P. Rath                      Assistant Vice President, Assistant General Counsel and Assistant Secretary
Timothy N. VanderPas                Assistant Vice President
Richard Zaharias                    Assistant Vice President
Robert W. Birman                    Assistant Secretary
Doris J. Bryant                     Assistant Secretary
Paul N. Kierig                      Assistant Secretary
Mary J. McGinn                      Assistant Secretary
Nestor Almaria                      Assistant Treasurer
Lynn Cirrincione                    Assistant Treasurer
Robert E. Transon                   Assistant Vice President and Illustration Actuary


* The principal business address of Mr. Fusco is 100 Motor Parkway Suite 140, Hauppauge, New York 11788. The principal business address of Ms. Alazraki is 1675 Broadway, New York, New York, 10019. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 60 Wall Street, 15th Floor, New York, New York 10260. The principal business address of Mr. Gaer is 2940 South 84th Street, Lincoln, Nebraska, 68506. The principal business address of Mr. Zaharias is 544 Lakeview Parkway, Vernon Hills, IL 60061. The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.

Item 28.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 24, 2005.

Item 29:
INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30.
PRINCIPAL UNDERWRITERS

ALFS, Inc., ("ALFS") serves as principal underwriter and distributor of the Policies. ALFS is a wholly-owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Allstate Life Insurance Company of New York does not pay ALFS any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ALFS for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ALFS also serves as distributor for the Allstate Life Insurance Company of New York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ALFS serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ALFS and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life of New York Separate Account A

The following are the directors and officers of ALFS. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

Name and Principal Business         Positions and Offices
Address* of Each Such Person        with Underwriter

John Eric Smith                     Director, President and Chief Executive Officer
Casey Joseph Sylla                  Director
Michael Joseph Velotta              Director
Marian Goll                         Vice President, Treasurer and Financial Operations Principal
Joseph Patrick Rath                 Vice President, General Counsel and Assistant Secretary
Andrea J. Schur                     Vice President
Michael Joseph Velotta              Secretary
Joanne Marie Derrig                 Assistant Vice President and Chief Privacy Officer
Maribel V. Gerstner                 Assistant Vice President and Compliance Officer
William F. Emmons                   Assistant Secretary
Mary Jovita McGinn                  Assistant Secretary
Nancy M. Bufalino                   Assistant Treasurer
Barry Sajowitz Paul                 Assistant Treasurer
Steven Carl Verney                  Assistant Treasurer

Item 31.
LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ALFS, Inc. is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 32.
MANAGEMENT SERVICES

None.

Item 33.
REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the 1st day of April 2005.


           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)



                                                  By: /s/ Michael J. Velotta
                                                  --------------------------
                                                  Vice President, Secretary, and
                                                  General Counsel
                                                  Michael J. Velotta


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 1st day of April 2005.


*/MARCIA D. ALAZRAKI                Director
----------------------
Marcia D. Alazraki

*/VINCENT A. FUSCO                  Director and Chief Operations Officer
---------------------
Vincent A. Fusco

*/CLEVELAND JOHNSON, JR.            Director
-----------------------
Cleveland Johnson, Jr.

*/JOHN C. LOUNDS                    Director and Vice President
-----------------------
John C. Lounds

*/KENNETH R. O'BRIEN                Director
------------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH                   Controller and Group Vice President
------------------------             (Principal Accounting Officer)
Samuel H. Pilch

*/JOHN C. PINTOZZI                  Director, Senior Vice President and
------------------------             Chief Financial Officer
John C. Pintozzi                     (Principal Financial Officer)

*/JOHN R. RABEN                     Director
------------------------
John R. Raben

*/STEVEN E. SHEBIK                  Director
------------------------
Steven E. Shebik

*/PHYLLIS H. SLATER                 Director
-------------------------
Phyllis H. Slater

*KEVIN R. SLAWIN                    Director and Vice President
-----------------------
Kevin R. Slawin

*/CASEY J. SYLLA                    Director, Chairman of the Board and
----------------------               President (Principal Executive Officer)
Casey J. Sylla

/s/MICHAEL J. VELOTTA               Director, Senior Vice President, General
----------------------               Counsel and Secretary
Michael J. Velotta

*/THOMAS J. WILSON II               Director
-----------------------
Thomas J. Wilson II


*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith or previously filed.



                                  EXHIBIT INDEX


Exhibit No.         Description

(20)(n)(1)          Consent of Independent Registered Public Accounting Firm

(99)(d)             Powers of Attorney for John C. Pintozzi and Douglas B. Welch